UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT ON REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number 811-4401

NORTH TRACK FUNDS, INC.
(Exact name of registrant as specified in charter)

250 East Wisconsin Avenue
Suite 2000
Milwaukee, WI 53202
(Address of principal executive offices)--(Zip code)

Brian K. Andrew, President
North Track Funds, Inc.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202
(Name and address of agent for service)

With a copy to:

Vinita K. Paul
North Track Funds, Inc.
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Registrant's telephone number, including area code: (414) 978-6400

Date of fiscal year end: October 31, 2006

Date of reporting period: October 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
to Shareholders
October 31, 2006

EQUITY FUNDS
> S&P 100 Index Fund
> NYSE Arca Tech 100 Index Fund
> Dow Jones Equity Income 100 Plus Fund
> Dow Jones U.S. Health Care 100 Plus Fund
> Dow Jones U.S. Financial 100 Plus Fund
> Strategic Allocation Fund (STRATA)
> Geneva Growth Fund

BOND FUND
> Wisconsin Tax-Exempt Fund
    (Available to Wisconsin Residents Only)

Performance Summary (Data as of October 31, 2006)

			TOTAL RETURNS AT NAV					TOTAL RETURNS WITH SALES CHARGE*
			10 Year/				Calendar	10 Year/
	Ticker	Inception	Inception	5 Year	3 Year	1 Year	YTD	Inception	5 Year	3 Year	1 Year
Equity Index Funds
S&P100 Index (A)	PPSPX	12/20/85	7.06%**	4.12%	8.21%	16.44%	13.40%	6.48%**	3.00%	6.28%	10.32%
S&P100 Index (B)	PSUBX	7/27/98	1.47%	3.34%	7.41%	15.55%	12.74%	1.47%	2.99%	6.24%	10.55%
S&P100 Index (C)	SPPCX	5/8/00	-2.84%	3.35%	7.41%	15.59%	12.72%	-2.83%	3.35%	7.41%	14.59%
S&P100 Index (R)	NSPRX	9/27/05	13.48%	-	-	15.88%	12.98%	n/a	n/a	n/a	n/a
NYSEArcaTech 100 (A)	PPTIX	6/10/96	13.80%**	6.69%	8.15%	6.80%	2.07%	13.19%**	5.55%	6.23%	1.19%
NYSEArcaTech 100 (B)	PSEBX	7/27/98	9.71%	5.89%	7.36%	6.01%	1.41%	9.71%	5.57%	6.19%	1.01%
NYSEArcaTech 100 (C)	PTICX	5/8/00	-4.34%	5.89%	7.36%	6.04%	1.42%	-4.34%	5.89%	7.36%	5.04%
NYSEArcaTech 100 (R)	NPTRX	8/1/05	4.03%	-	-	6.29%	1.62%	n/a	n/a	n/a	n/a
DJEquity Income 100 (A)	NJPAX	4/1/05	11.52%	-	-	20.75%	18.30%	7.78%	-	-	14.41%
DJEquity Income 100 (B)	NJPBX	4/1/05	10.66%	-	-	19.91%	17.53%	7.66%	-	-	14.91%
DJEquity Income 100 (C)	NJPCX	4/4/05	11.53%	-	-	19.96%	17.63%	10.93%	-	-	18.96%
DJEquity Income 100 (R)	NJPRX	9/27/05	15.10%	-	-	20.14%	17.71%	n/a	n/a	n/a	n/a
DJ USHealth Care (A)	NDJAX	4/17/01	4.25%	4.28%	9.05%	9.22%	4.66%	3.24%	3.16%	7.11%	3.49%
DJ USHealth Care (B)	NDJBX	4/17/01	3.48%	3.52%	8.25%	8.45%	4.04%	3.17%	3.17%	7.10%	3.45%
DJ USHealth Care (C)	NDJCX	4/17/01	3.50%	3.51%	8.25%	8.44%	4.04%	3.50%	3.51%	8.25%	7.44%
DJ USHealth Care (R)	NJCRX	9/27/05	5.74%	-	-	8.72%	4.17%	n/a	n/a	n/a	n/a
DJ USFinancial (A)	NDUAX	4/17/01	7.50%	10.19%	11.20%	18.27%	12.97%	6.46%	9.01%	9.22%	12.06%
DJ USFinancial (B)	NDUBX	4/17/01	6.71%	9.37%	10.37%	17.45%	12.29%	6.44%	9.09%	9.27%	12.45%
DJ USFinancial (C)	NDUCX	4/17/01	6.70%	9.36%	10.36%	17.38%	12.18%	6.70%	9.36%	10.36%	16.38%
DJ USFinancial (R)	NJHRX	9/27/05	19.67%	-	-	17.68%	12.66%	n/a	n/a	n/a	n/a

Asset Allocation Fund
Strategic Allocation (A)	NTSAX	12/10/03	8.60%	-	-	10.88%	6.11%	6.60%	-	-	5.06%
Strategic Allocation (B)	NTSBX	12/10/03	7.77%	-	-	10.07%	5.44%	6.55%	-	-	5.07%
Strategic Allocation (C)	NTSCX	12/10/03	7.77%	-	-	9.97%	5.35%	7.77%	-	-	8.97%
Strategic Allocation (R)	NSARX	4/21/06	3.52%	-	-	-	-	n/a	n/a	n/a	n/a

Equity Fund
Geneva Growth (A)	PNMAX	1/4/99	8.08%	11.73%	13.24%	10.86%	5.03%	7.34%	10.53%	11.22%	5.04%
Geneva Growth (B)	PNMBX	1/4/99	7.31%	10.89%	12.41%	10.01%	4.39%	7.31%	10.62%	11.34%	5.01%
Geneva Growth (C)	MGPCX	5/8/00	7.75%	10.89%	12.41%	10.02%	4.40%	7.74%	10.89%	12.41%	9.02%
Geneva Growth (R)	NGGRX	9/21/05	12.51%	-	-	10.26%	4.58%	n/a	n/a	n/a	n/a

Fixed-Income Funds
Wisconsin Tax-Exempt (A)	PWTEX	6/13/94	4.90%**	4.31%	3.76%	4.89%	3.59%	4.53%**	3.57%	2.54%	1.21%
Wisconsin Tax-Exempt (B)	WTEBX	1/6/03	3.13%	-	2.97%	4.14%	2.97%	2.16%	-	1.70%	-0.86%
Wisconsin Tax-Exempt (C)	WTECX	1/6/03	3.13%	-	3.00%	4.14%	2.98%	3.13%	-	3.00%	3.14%

*
Class A shares of all of the Funds except the Wisconsin Tax-Exempt Fund have a maximum sales charge of 5.25%. Class A shares of the Wisconsin Tax-Exempt Fund have a maximum sales charge of 3.50%. Class B shares of all the Funds are subject to a Contingent Deferred Sales Charge (CDSC). The CDSC declines from 5.00% to 0.00% over a six-year period. Class B shares automatically convert to Class A shares after eight years. Class C shares of all the Funds are subject to a 1.00% CDSC if redeemed within 18 months. Class C shares do not convert to other share classes. No sales charges apply to Class R shares.

*	*	Performance is for the 10-year period and not from the fund’s inception date.

Performance information does not reflect the deduction of taxes that an investor would pay on fund distributions or the redemption of fund shares. Total returns include the reinvestment of all dividends and capital gains for each of the funds.

Past performance does not guarantee future results. Investment return and principal value will fluctuate with market conditions and you may have a gain or loss when you sell your shares. Current performance may be higher or lower than the performance data shown. For fund performance data current to the most recent month-end, call 1-800-826-4600 or visit www.ntfunds.com. This material may not be used in conjunction with the offering of securities unless preceded or accompanied by a current Prospectus. Prospective purchasers should consider the investment objectives, risks and charges and expenses of the investment company carefully before investing. The Prospectus contains this and other important information about the Funds. Please read it carefully before investing.

Income from the WisconsinTax-Exempt Fund may be subject to AMTtaxes as well as state and local taxes. Securities of small and mid-sized companies may be more volatile than securities issued by larger companies. Investments in a single industry may involve greater risks and price volatility.

In the past, the Advisor, Ziegler Capital Management, LLC (“ZCM”), reimbursed a portion of the advisory fees for the NYSEArca Tech 100 Index and Geneva Growth Funds. ZCM has contractually agreed to reimburse the Dow Jones U.S. Health Care and Financial 100 Plus Funds through February 2007, so that total expenses will not exceed 1.35% on Class A shares, 2.10% on Class B and C shares, and 1.85% on Class R shares. ZCM has contractually agreed to reimburse the Dow Jones Equity Income 100 Plus Fund so that total expenses will not exceed 1.15% on Class A shares, and 1.90% on Class B and C shares, and 1.65% on Class R shares. ZCM has contractually agreed to reimburse the Strategic Allocation Fund so that total expenses, prior to the addition of the indirect expenses of the underlying funds, will not exceed .80% on Class A shares, 1.55% on Class B and C shares, and 1.30% on Class R shares. The Advisor has voluntarily agreed to reimburse the S&P 100 Index and the Wisconsin Tax-Exempt Funds 0.10% and 0.05%, respectively, of their total expenses. Without such reimbursements, total returns would have been less.

As of March 21, 2005, all the Funds, with the exception of the WisconsinTax-Exempt Fund, began offering Class R shares.

“Standard & Poor’s,” “S&P,” “S&P100” and Standard & Poor’s 100” are trademarks of McGraw-Hill, Inc. “Archipelago®”, “ARCA®”, “ARCAEX®”, “NYSE®”, “NYSE ARCASM” and “NYSE Arca Tech 100SM” are trademarks of the NYSE Group, Inc. and Archipelago Holdings, Inc. “Dow Jones” is a service mark of Dow Jones and Company. These marks have been licensed for use by North Track Funds, Inc. These organizationsdo not sponsor, endorse, sell or promote these funds and they make no representation regarding the advisability of investing in these funds. Neither Archipelago Holdings, Inc. nor NYSE Group, Inc. make any representation or warranty regarding the Fund or the ability of the NYSE Arca Tech 100 Index to track general stock market performance.

B.C. Ziegler and Company distributor. Member NASD/SIPC.

NORTH TRACK FUNDS, INC.

Supplement Dated December 21, 2006
To
Prospectus Dated March 1, 2006

New Benchmark for the North Track Geneva Growth Fund

Effective December 21, 2006, the benchmark for the North Track Geneva Growth Fund (the "Fund") will be changed from the Russell Midcap Index (the "current Index") to the Russell Midcap Growth Index (the "new Index"). The new Index is a subset of the current Index. The current Index measures the performance of the stocks of the 800 smallest companies in the Russell 1000 Index, based on market capitalization. The new Index measures the performance of those stocks of the current Index which have higher price-to-book ratios and higher forecasted growth rates. As of October 31, 2006, the average market capitalization and median market capitalization of the companies in the new Index were $8.13 billion and $4.16 billion, respectively, and the largest company in the new Index had a market capitalization of approximately $18.57 billion.

We believe that the new Index is a more appropriate benchmark for the Fund because the Fund invests primarily in equity securities of companies with characteristics more closely correlated with the growth attributes typical of the new Index, such as above average earnings per share growth rates and returns and higher price/earnings ratios. Furthermore, the average market capitalization and median market capitalization of the companies in the Fund's portfolio, as of October 31, 2006, were $7.03 billion and $4.99 billion, respectively, which are comparable to the average market capitalization and median market capitalization of the new Index. Finally, both Lipper and Morningstar place the Fund in their Midcap Growth Peer Groups, so measuring the Fund’s performance against a midcap growth benchmark will provide more consistent comparative information. The Fund will measure its performance against both the new Index and the current Index until March 1, 2008, after which date it will measure its performance only against the new Index.

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Contents

President’s Letter	3
Charts and Manager Commentaries	4
Schedules of Investments	20
Statements of Assets and Liabilities	54
Statements of Operations	58
Statements of Changes in Net Assets	60
Financial Highlights	64
Notes to Financial Statements	80
Report of Independent Registered Public Accounting Firm	97
Directors and Officers	98
Tax Information	100
Expense Information	100
Board Approval of Investment Advisory Agreements	106

Cautionary Note on Forward-Looking Statements

Some of the matters discussed in this Report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as Òwill,Ó Òshould,Ó Òbelieves,Ó Òpredicts,Ó Òexpects,Ó Òanticipates,Ó Òforesees,Ó ÒhopesÓ and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these Reports include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

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NORTH TRACK FUNDS, INC.
PRESIDENT’S LETTER
ANNUAL REPORT TO SHAREHOLDERS
OCTOBER 31, 2006

December 18, 2006

Dear Shareholder:

I am pleased to provide you with the Annual Report for North Track Funds for the year ended October 31, 2006. This report includes comparative performance information, portfolio and market commentary, schedules of investments and financial statements and highlights. I hope you take a few minutes to review this information and find it useful in monitoring your investment.

A new feature we are pleased to offer at North Track is shareholder on-line access. Shareholders who have accounts directly through North Track now can access their individual accounts through www.northtrackfunds.com. With around-the-clock access, North Track shareholders can track their direct accounts, including all Fund information, daily balances, transaction history and Fund prices at their convenience.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

Brian K. Andrew
President

This report contains information for existing shareholders of North Track Funds, Inc. It does not constitute an offer to sell. If an investor wishes to receive more information about the Funds, the investor should obtain a Prospectus, which includes a discussion of each Fund’s investment objectives and risks and all sales charges and expenses of the relevant Fund(s). A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

S&P 100 INDEX FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2006, the North Track S&P 100 Index Fund - Class A Shares had a return of 16.44% (at NAV), compared to 17.64% for the S&P 100 Index. The Fund performed slightly better than the broad market, as measured by the S&P 500 Index, which was up 16.34%. The Fund is generally comprised of well-known, large-cap stocks, which performed relatively well in 2006.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:	The Fund is a pure index Fund; therefore, the standard operating expenses and other associated fees will cause the Fund to trail the benchmark in performance.

Q:	Which stocks were top performers?
A:
The top contributing stock to the Fund’s fiscal year performance was Exxon Mobil Corp., which is the Fund’s largest individual stock holding. Exxon Mobile Corp. increased 29.8%, thereby contributing 1.80% to the Fund’s total return. The financial sector produced several stocks that were among the Fund’s top contributors to its return including: Bank of America Corp.’s 28.5% rise, JP Morgan Chase & Co.’s 33.7% increase and Citigroup Inc., which rose 14.1% during the fiscal year.

Q:	Which stocks detracted from the Fund’s performance?
A:
The performance of several technology stocks detracted from the Fund’s fiscal year performance, led by a 23.7% decline in computer manufacturer Dell Inc., which reduced the Fund’s total return by 0.23%. A 7.4% decline in chipmaker Intel Corp. detracted 0.15% from the Fund’s total return.

Q:	What is your outlook?
A:
The performance of large cap stocks trailed that of smaller issues prior to 2006, but investor concern over slowing economic growth has benefited larger companies during calendar year 2006. Larger companies are generally perceived as being less sensitive to economic cycles as they are generally able to better access more favorable pricing on their capital and material resources, relative to their small-cap counterparts, thereby helping to maintain profit margins. The relatively favorable year-to-date performance of this Fund is typical of maturing economic cycles, when interest rates peak and investors begin to place more emphasis on rewarding companies with higher earnings reliability and quality.

The graph below compares the change in value of a $10,000 investment in Class A shares of the S&P 100 Index Fund with the S&P 100 Index for the past 10 fiscal years. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
S&P 100 Index Fund:
Class A Shares	10.32%	3.00%	6.48%
S&P 100 Index	17.64%	5.32%	8.28%

The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. It is a subset of the S&P 500 Index. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

Top Market Sectors as of October 31, 2006 as a Percent of Net Assets

* Includes short-term investments and net other assets, less collateral held for securities on loan.

NYSE ARCA TECH 100 INDEX FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2006, the North Track NYSE Arca Tech 100 Index Fund - Class A Shares had a return of 6.80% (at NAV), compared to 7.90% for the NYSE Arca Tech 100 Index. Information technology stocks lagged the broader equity markets over the course of the fiscal year.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
Similar to the S&P 100 Index Fund, the NYSE Arca Tech 100 Index Fund is a pure index Fund; therefore, the standard operating expenses and other associated fees will cause the Fund to trail in performance.

Q:	Which stocks were top performers?
A:
The Fund’s top contributing stock to its fiscal year performance was aerospace and defense contractor Lockheed Martin Corp., which increased 46.0% and contributed 1.20% to the Fund’s total return. Computer manufacturer Apple Computer Inc. increased 40.8%, contributing 0.97% to the Fund’s total return.

Q:	Which stocks detracted from the Fund’s performance?
A:
St. Jude Medical Inc. fell 28.5% during the Fund’s fiscal year, making it the primary detractor from the Fund’s total return, reducing it by 0.41%. Yahoo Inc. caused the second largest detraction to the Fund’s total performance, falling 28.8% and reducing its return by 0.33%.

Q:	What is your outlook?
A:
Technology stocks have the ability to produce outsized gains, but such potential does not come without accompanying risk. The North Track NYSE Arca Tech 100 Index Fund provides investors a diversified approach for investing in technology stocks that mitigates much of the security-specific risk that is typically associated with individual stocks in this sector.

The graph below compares the change in value of a $10,000 investment in Class A shares of the NYSE Arca Tech 100 Index Fund with the NYSE Arca Tech 100 Index for the past 10 fiscal years. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
NYSE Arca Tech 100 Index Fund:
Class A Shares	1.19%	5.55%	13.19%
NYSE Arca Tech 100 Index	7.90%	7.82%	14.99%

The NYSE Arca Tech 100 Index consists of 100 common stocks of companies in 13 different technology-related industries. It is widely recognized as a benchmark for the technology sector of the U.S. stock market. The Index does not reflect any sales charges or any other fees and expenses you would pay if you attempted to replicate the Index.
Top Technology Subsectors as of October 31, 2006 as a Percent of Net Assets

* Includes short-term investments and net other assets, less collateral held for securities on loan.

DOW JONES EQUITY INCOME 100 PLUS FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2006, the North Track Dow Jones Equity Income 100 Plus Fund - Class A Shares had a return of 20.75% (at NAV), compared to 23.58% for the Dow Jones Equity Income 100 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The Fund’s one-year returns trailed that of the unmanaged benchmark Index due to the Fund’s operational and management expenses and the failure of the enhanced-index investment strategy to produce positive excess return. The performance shortfall of the enhancement strategy was due to its underexposure to Real Estate Investment Trust (REIT) issues relative to the benchmark index. REIT issues have continued to perform exceptionally well, but the manager chose to underrepresent their holdings in the Fund, due to the unattractive valuation levels of these securities and in recognition that REIT issues almost exclusively represent the financial sector of the benchmark Index.

Q:	Which stocks were top performers?
A:
The Fund’s top performing stocks were generally in the REIT sector, which benefited from the real estate boom. Home Properties Inc. was the Fund’s top performer, rising 71.5% over its fiscal year and contributing 0.72% to its total performance. Two other REIT stocks, Delta Pine & Land Co. and Apartment Investment and Management Co., increased 65.8% and 58.0% respectively, contributing 0.69% and 0.61% to the Fund’s total performance. Merck & Co. is a global manufacturer and distributor of pharmaceuticals and was the Fund’s second-best performer, increasing 68.3% and contributing 0.70% to the Fund’s total performance over its fiscal year.

Q:	Which stocks detracted from the Fund’s performance?
A:
The top-detracting stock from the Fund’s total return during its fiscal year was Deluxe Corp., a provider of financial printing and business services, which declined 27.8% and lowered the Fund’s total return by 0.18% for the fiscal year. Adtran Inc. engages in the design, development, manufacture, marketing, and servicing of network access products to the telecommunications services providers. The stock declined 22.1% during the fiscal year, detracting 0.15% from the Fund’s total return.

Q:	What is your outlook?
A:
Dividends have accounted for a large portion of the historical return for equity securities, a fact that is often overlooked by investors, especially during periods of strong market performance when investors often focus on “growth” stocks. However, in a low or moderate growth environment, investors seeking current income typically reward dividend paying stocks, which are often perceived as being more dependable and of higher quality because of their cash distributions.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones Equity Income 100 Plus Fund with the Dow Jones Equity Income 100 Index since the Fund’s inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

*	April 1, 2005 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURN
		Since
		Inception
	1-Year	4/1/05
Dow Jones Equity Income 100 Plus Fund:
Class A Shares	14.41%	7.78%
Dow Jones Equity Income 100 Index	23.58%	15.04%

The Dow Jones Equity Income 100 Index is a customized index of 100 stocks which is a representative of the Dow Jones US Total Market Index. The Dow Jones US Total Market Index consists of the top 70% of all publicly traded stocks determined by market capitalization. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

Top Equity Income Subsectors as of October 31, 2006 as a Percent of Net Assets

* Includes short-term investments and net other assets.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2006, the North Track Dow Jones U.S. Healthcare 100 Plus Fund - Class A Shares had a return of 9.22% (at NAV), compared to 10.24% for the Dow Jones U.S. Healthcare 100 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The standard operating expenses and other associated fees caused the Fund to trail in performance against the benchmark Index. In addition to these expenses, the Fund’s enhancement approach, which allows for limited investment decisions to be made within the Fund that differ from the Index’s holdings, failed to contribute to the Fund’s performance during the 2006 fiscal year.

Q:	Which stocks were top performers?
A:
Two pharmaceutical companies were the top contributors to the Fund’s fiscal year total return. Merck & Co. Inc. increased 68.3%, contributing 3.20% to the Fund’s performance, and a 27.1% return in Pfizer Inc. added 2.69% to its total return.

Q:	Which stocks detracted from the Fund’s performance?
A:
The top detractor from the Fund’s total performance was UnitedHealth Group Inc., which fell by 15.7% and reduced the Fund’s total return by 0.66% during its fiscal year. A 13.4% decline in Medtronic Inc. and a 36.7% fall in Boston Scientific Corp. each reduced the Fund’s total return by 0.49% and 0.45%, respectively over the fiscal year period.

Q:	What is your outlook?
A:
The health care sector underperformed the broad market over the Fund’s past fiscal year, but as we look ahead, we see the sector’s fundamentals continue to strengthen and recognize that favorable long-term demographic trends will continue to benefit health care companies. As a result, we remain optimistic about the sector’s future prospects.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Health Care 100 Plus Fund with the Dow Jones US Healthcare 100 Index since the Fund’s inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

*	April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURN
			Since
			Inception
	1-Year	5-Year	4/17/01
Dow Jones U.S. Health Care 100 Plus Fund:
Class A Shares	3.49%	3.16%	3.24%
Dow Jones U.S. Health Care 100 Index	10.24%	5.50%	5.51%

The Dow Jones US Healthcare 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Healthcare Sector Index. The Dow Jones US Healthcare Sector Index is designed to measure the performance of the health care sector including medical product makers, healthcare providers, biotechnology firms and pharmaceutical companies. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

Top Health Care Subsectors as of October 31, 2006 as a Percent of Net Assets

* Includes short-term investments and net other assets, less collateral held for securities on loan.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2006, the North Track Dow Jones U.S. Financial 100 Plus Fund - Class A Shares had a return of 18.27% (at NAV), compared to 20.13% for the Dow Jones U.S. Financial 100 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The standard operating expenses and other associated fees caused the Fund to trail in performance against the benchmark Index. In addition to these expenses, the Fund’s enhancement approach, which allows for limited investment decisions to be made within the Fund that differ from the Index’s holdings, detracted from the Fund’s performance during the 2006 fiscal year.

Q:	Which stocks were top performers?
A:
The top contributing stocks to the Fund’s fiscal year performance were primarily the large money center banks, led by Bank of America Corp., which rose 28.5% and contributed 2.49% to the Fund’s total return. JP Morgan Chase & Co. increased 33.7% and contributed 1.95% to the Fund’s total fiscal year return.

Q:	Which stocks detracted from the Fund’s performance?
A:
Progressive Corp. fell 16.4% and reduced the Fund’s fiscal year return by 0.12%, making it the top detracting stock from the Fund’s performance. SLM Corp. was the second largest detractor from the Fund’s performance, falling 10.8% and reducing its return by 0.09% for the fiscal year.

Q:	What is your outlook?
A:
The performance of the Fund is tied to the prospects of the financial sector, which in turn, is heavily dependent upon economic and interest rate cycles. Financial stocks performed relatively well over the last third of the Fund’s fiscal year, as investors welcomed the Fed’s pause in interest rate increases. However, we recognize investor sentiment is notoriously volatile and an unanticipated resumption in rising rates could create a difficult performance hurdle for this sector in the future. Nevertheless, we are optimistic about the industry’s long-term prospects moving forward and believe that the Fund remains an attractive vehicle for investors seeking broad exposure to the financial services sector.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Dow Jones U.S. Financial 100 Plus Fund with the Dow Jones US Financial 100 Index since the Fund’s inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

*	April 17, 2001 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURN
			Since
			Inception
	1-Year	5-Year	4/17/01
Dow Jones U.S. Financial 100 Plus Fund:
Class A Shares	12.06%	9.01%	6.46%
Dow Jones U.S. Financial 100 Index	20.13%	11.69%	8.94%

The Dow Jones US Financial 100 Index is a customized index of 100 stocks which is a representative subset of the Dow Jones US Financial Sector Index. The Dow Jones US Financial Sector Index is designed to measure the performance of the financial services sector of the U.S. equity market. Component companies include banking, insurance, real estate and specialty finance companies and other financial services firms. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

Top Financial Subsectors as of October 31, 2006 as a Percent of Net Assets

* Includes short-term investments and net other assets, less collateral held for securities on loan.

STRATEGIC ALLOCATION FUND

Q:	How did the Fund perform during the period?
A:	For the year ended October 31, 2006, the North Track Strategic Allocation Fund - Class A Shares had a return of 10.88% (at NAV), compared to 16.34% for its benchmark, the S&P 500 Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
The Fund is composed of mutual funds that invest in stocks from three sectors: information technology, financial services and health care. Two of these sectors, information technology and health care, underperformed the broad market, represented by the S&P 500 Index. In addition, the standard operating expenses and other associated fees caused the Fund to trail in performance against its benchmark Index.

Q:	Which stocks were top performers?
A:
Two pharmaceutical companies were the top contributors to the Fund’s fiscal year total return. Merck & Co. Inc. increased 68.3%, contributing 1.06% to the Fund’s performance, and a 27.1% return in Pfizer Inc. added 0.89% to its total return. Several financial stocks contributed to the Fund’s performance including Bank of America Corp. which increased 28.5% and JP Morgan Chase & Co. which rose 33.7% during the fiscal year.

Q:	Which stocks detracted from the Fund’s performance?
A:
Health care stocks were among the top detractors from the Fund’s total performance, led by a 15.7% decrease in UnitedHealth Group Inc. that reduced the Fund’s total return by 0.24% during its fiscal year. A 13.4% decline in Medtronic Inc. and a 36.7% fall in Boston Scientific Corp. each reduced the Fund’s total return by 0.18% over the fiscal year period.

Q:	What is your outlook?
A:
The Strategic Allocation Fund is designed to capitalize on the above average growth characteristics displayed by three of the U. S economy’s fastest growing sectors, producing a portfolio of “core” equity holdings that provides exposure to high-quality growth stocks. The information technology and health care sectors experienced a shortfall in relative performance against the broad market over the Fund’s fiscal year. However, we feel that their long-term prospects remain sound, as they provide products and services that will benefit from the demographic trends of the U.S. & global economies.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Strategic Allocation Fund with the S&P 500 Index since the Fund’s inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

*	December 10, 2003 inception date.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURN
		Since
		Inception
	1-Year	12/10/03
Strategic Allocation Fund:
Class A Shares	5.60%	6.60%
S&P 500 Index	16.34%	11.52%

The S&P 500 Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

Asset Allocation as of October 31, 2006 as a Percent of Total Investments

GENEVA GROWTH FUND

Q:	How did the Fund perform during the period?
A:
For the year ended October 31, 2006, the North Track Geneva Growth Fund - Class A Shares had a return of 10.86% (at NAV), compared to 17.41% for its benchmark, the Russell Midcap Index. Effective December 21, 2006, the benchmark for the fund will be charged to the Russell Midcap Growth Index. We believe that the new Index is a more appropriate benchmark for the Fund because the Fund invests primarily in equity securities of companies with characteristics more closely correlated with the growth attributes typical of the new Index, such as above average earnings per share growth rates and returns and higher price/earnings ratios. The Fund’s advisor has determined that the Russell Midcap Growth Index is a more appropriate benchmark for the Fund.

For the year ended October 31, 2006, the Russell Midcap Growth Index returned 14.51%.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
Excluding expenses, the Fund’s relative underperformance compared to its current index, the Russell Midcap Index, during the year was due primarily to the stock selection in its most heavily weighted sector, consumer discretionary. The Fund’s performance in this sector was a positive 3.8%. While the Fund was not significantly over-weighted in the sector, consumer discretionary in the Russell Midcap Index was up over 16% for the year ending October 31, 2006. The performance shortfall was also directly related to the Fund’s lack of exposure in two of the top performing sectors in the Russell Midcap Index for the year, materials & processing and utilities, which were up 33% and 23%, respectively. Although these two sectors represent a small portion of the Russell Midcap Index, the strong performance added almost 5% to the overall performance of the Index for the year.

Q:	Which stocks were top performers?
A:
Cognizant Technology Solutions Corp., the Fund’s third largest holding, was up over 68% and contributed almost 1.5% to the Fund’s overall performance for the year ended October 31, 2006. Both Expeditor’s International of Washington and Joy Global were top contributors to the Fund’s performance, adding 1.3% and 0.9%, respectively, as they were trimmed in May 2006 to capitalize on gains from price appreciation.

Q:	Which stocks detracted from the Fund’s performance?
A:
Stocks detracting from the Fund’s performance for the fiscal year came mostly from the consumer discretionary sector. The primary detractors of performance were Chico’s FAS Inc., which detracted 1.16% from the Fund’s performance, and Getty Images, which reduced the Fund’s total return by 0.95%. Both of these companies were sold from the Fund during the year. Zebra Technologies, Cheesecake Factory and Comverse Technologies were also sold during the period and, combined, these stocks detracted 1.3% from the Fund’s overall performance.

Q:	What is your outlook?
A:
The next six months are likely to be characterized by a slowing economy and slowing corporate profit growth with the weakest sectors being consumer discretionary, housing and autos. During this time, as in past slowdowns, we would expect the average investor to prefer higher-quality companies with strong balance sheets, low cost structures, product leadership, innovative, adaptive management teams and strong growth dynamics. The relative weakness experienced by the Fund’s high-quality growth style over the last two quarters affords high growth oriented investors an excellent opportunity to build positions at price levels that should prove rewarding over the next 12-18 months.

The graph below compares the change in value of a $10,000 investment in Class A shares of the Geneva Growth Fund with the Russell Midcap Index and the Russell Midcap Growth Index** since the Fund’s inception. The performance of the Fund shown below reflects a deduction of the maximum 5.25% sales charge and fund operating expenses. Performance of other share classes can be found on the inside front cover of this Report.

*	January 4, 1999 inception date.	Past performance is not predictive of future results, and the information set
**	Effective December 21, 2006, the benchmark	forth above does not reflect the deduction of taxes that a shareholder would
	for the Geneva Growth Fund will be changed	pay on fund distributions or the redemption of fund shares.
to the Russell Midcap Growth Index.

AVERAGE ANNUAL TOTAL RETURN
			Since
			Inception
	1-Year	5-Year	1/4/99
Geneva Growth Fund:
Class A Shares	5.04%	10.53%	7.34%
Russell Midcap Index	17.41%	14.80%	10.22%
Russell Midcap Growth Index**	14.51%	10.62%	5.67%

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index does not reflect any sales charge or other fees and expenses you would pay if you attempted to replicate the Index.

Top Market Sectors as of October 31, 2006 as a Percent of Net Asset

* Includes short-term investments and net other assets, less collateral held for securities on loan.

WISCONSIN TAX-EXEMPT FUND

Q:	How did the Fund perform during the period?
A:
For the fiscal year ended October 31, 2006, the North Track Wisconsin Tax-Exempt Fund - Class A Shares had a return of 4.89% (at NAV), compared to 5.86% for its current benchmark, the Lehman Municipal Bond Index. Prior to March 1, 2006, the Fund’s benchmark was the Lehman 20-Year Municipal Bond Index. For the year ended October 31, 2006, the Lehman 20-Year Municipal Bond Index returned 7.03%. The Fund changed its benchmark index to the Lehman Municipal Bond Index because the average maturity of the Fund is maintained in a range more comparable to the average maturity of this Index.

Q:	What factors contributed to the Fund’s performance versus the Index?
A:
Excluding expenses, the difference in performance between the Fund and its benchmark is primarily due to the Fund’s shorter duration, which was approximately 4.65 years, as compared to the Lehman Municipal Bond Index’s duration of 6.09 years. The shorter duration allowed for a comparable yield with less price volatility.

The Fund’s Morningstar Municipal Single State Intermediate peer group of approximately 102 funds had a total return of 4.61% for the twelve month period ending October 31, 2006. The Lehman General Obligation (GO) Bond Index, which generally reflects higher quality issues, returned 5.41%.

Q:	What activity took place during the period reported?
A:
During the year ending October 31, 2006, activity focused primarily on reinvesting maturities, eliminating smaller holdings, managing liquidity and reducing alternative minimum tax (AMT) exposures. We continue the ongoing repositioning of the Fund to improve credit quality and reduce holdings subject to AMT. Portfolio positions subject to AMT as of October 31, 2006 are 4.32%, down from 4.74% as of October 31, 2005.

Q:	What are some of the Fund’s attributes?
A:
As of October 31, 2006, over half of the portfolio’s holdings carry an outright investment-grade rating with 56.5% in the AAA-BBB categories. Another 22.5% are U.S. Government guaranteed or pre-refunded bonds. Pre-refunded bonds are backed by an escrow or trust containing U.S. Treasury securities that ensure the timely payment of principal and interest on the bonds’ call or maturity dates. As a result, pre-refunded bonds generally are regarded to be equivalent to “AAA” rated securities and, thus, do not involve the same credit risks as revenue bonds or general obligation bonds without this credit enhancement. Of the remaining 21.0% in “non-rated” issues, approximately 12% are credit-enhanced by insurance, letters of credit or government collateral. In addition, the Fund benefits from a broad sector distribution and has approximately 250 individual security positions.

The Fund’s duration was approximately 4.65 years at October 31, 2006, down from 5.30 years at the Fund’s year-end of October 31, 2005. The Fund’s duration is less than the duration of the Fund’s current benchmark, the Lehman Municipal Bond Index, which is 6.09 years and significantly less than the Fund’s former benchmark, the Lehman 20-year Municipal Bond Index, which is 7.83 years. Duration, a measure of risk in a bond portfolio, measures the sensitivity of a bond portfolio’s market value to changes in interest rates. The duration was shortened as a conscious decision given the recent low interest rate environment and expectations of increasing rates. This was accomplished primarily through the addition of variable-rate bond holdings which should benefit from an increase in short term interest rates. A shorter duration would prove to be more advantageous should an environment of rising interest rates occur in the months ahead. Finally, the North Track Wisconsin Tax-Exempt Fund continues to have a high concentration of Wisconsin issues at 81.9%.

Q:	What is your outlook?
A.
As 2006 closes and we move into fiscal 2007, the actions of the Federal Reserve will be monitored and various economic data digested. With the Federal Reserve increasing the Fed Funds rate for 17 consecutive meetings beginning June 30, 2004 and ending June 29, 2006 and more recently pausing for the last three consecutive meetings, we continue to revisit the yield curve and focus on sectors that may offer a yield advantage. Sectors that react more favorably than others may see an increased weighting which may change Fund attributes including the duration.

The graph below compares the change in the value of a $10,000 investment in Class A Shares of the Wisconsin Tax-Exempt Fund with that of the Lehman Municipal Bond Index, the Fund’s current benchmark, and the Lehman 20-Year Municipal Bond Index, the Fund’s former benchmark, over a 10-year period. The performance of the Fund shown below reflects a deduction of the maximum 3.50% sales charge and fund operating expenses. Performance for other share classes can be found on the inside front cover of this Report.

Past performance is not predictive of future results, and the information set forth above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

AVERAGE ANNUAL TOTAL RETURN
	1-Year	5-Year	10-Year
Wisconsin Tax-Exempt Fund:
Class A	1.21%	3.57%	4.53%
Lehman Municipal Bond Index	5.86%	5.07%	5.86%
Lehman 20-Year Municipal Bond Index	7.03%	6.22%	6.67%

The Lehman Municipal Bond Index is a broad-based index containing more than 37,000 issues with an average maturity of 13.03 years. The average quality rating of municipal bonds included in the Index is “AA1/AA2”. The Index does not reflect any sales charge or other fees and expenses you would pay if you attempted to replicate the Index.

The Lehman 20-Year Municipal Bond Index is a broad-based index containing more than 5,000 issues with maturities ranging from 17-22 years. The issues comprising the index are those with a total issue size of $50 million or more. The average quality rating of the municipal bonds included in the Index is “AA.” The Index does not reflect any sales charges or other fees and expenses you would pay if you attempted to replicate the Index.

Top Sectors as of October 31, 2006 as a Percent of Portfolio Par Value

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

		Number	Market
		of Shares	Value
COMMON STOCKS — 99.5%

CONSUMER DISCRETIONARY — 7.7%
	Black & Decker Corporation	1,583	$ 132,782
	CBS Corporation	16,747	484,658
	Clear Channel Communications, Inc.	10,677	372,093
*	Comcast Corporation - Class A	44,980	1,829,337
	Walt Disney Company	44,930	1,413,498
#	Eastman Kodak Company	6,165	150,426
#	Ford Motor Company	40,480	335,174
#	General Motors Corporation	12,179	425,291
	Harrah’s Entertainment, Inc.	4,016	298,509
	The Home Depot,Inc.	44,374	1,656,481
	Limited Brands	7,262	214,011
	McDonald’s Corporation	26,320	1,103,334
	OfficeMax, Inc.	1,599	76,080
	Radioshack Corporation	2,909	51,897
	Target Corporation	18,490	1,094,238
	Time Warner, Inc.	87,452	1,749,916
			11,387,725
CONSUMER STAPLES — 11.9%
	Altria Group, Inc.	45,044	3,663,429
	Anheuser-Busch Companies, Inc.	16,485	781,719
	Avon Products, Inc.	9,650	293,456
	Campbell Soup Company	4,948	184,956
	Coca-Cola Company	43,786	2,045,682
	Colgate-Palmolive Company	11,123	711,538
	Heinz (H.J.) Company	7,158	301,781
	PepsiCo, Inc.	35,395	2,245,459
	Procter & Gamble Company	68,261	4,327,065
	Sara Lee Corporation	16,274	278,285
	Wal-Mart Stores, Inc.	52,828	2,603,364
			17,436,734
ENERGY — 10.6%
	Baker Hughes, Inc.	7,086	489,288
	Chevron Corporation	47,300	3,178,560
	El Paso Energy Corporation	14,991	205,377
	Exxon Mobil Corporation	127,774	9,125,619
	Halliburton Company	22,104	715,065
#	Schlumberger Limited	25,428	1,603,998
	Williams Companies, Inc.	12,812	312,997
			15,630,904
FINANCIAL SERVICES — 20.9%
	The Allstate Corporation	13,543	830,999
	American Express Company	26,056	1,506,297
	American International Group, Inc.	55,835	3,750,437
	Bank of America Corporation	97,304	5,241,767
	Citigroup, Inc.	106,308	5,332,409
	The Goldman Sachs Group, Inc.	9,274	1,760,112
	The Hartford Financial
	Services Group, Inc.	6,526	568,871
	JPMorgan Chase & Company	74,633	3,540,590
	Lehman Brothers Holdings, Inc.	11,514	896,250
	Merrill Lynch & Company, Inc.	19,051	1,665,439
	Morgan Stanley	23,082	1,764,157
#	U.S. Bancorp	38,173	1,291,774
	Wells Fargo & Company	72,358	2,625,872
			30,774,974
HEALTH CARE — 12.1%
	Abbott Laboratories	32,860	1,561,179
*	Amgen, Inc.	25,125	1,907,239
	Baxter International,Inc.	13,984	642,844
#	Bristol-Myers Squibb Company	42,276	1,046,331
	CIGNA Corporation	2,430	284,261
	HCA,Inc.	9,094	459,429
	Johnson & Johnson	62,836	4,235,146
*	MedImmune, Inc.	5,097	163,308
#	Medtronic, Inc.	24,732	1,203,954
	Merck & Company Inc.	46,745	2,123,158
	Pfizer, Inc.	156,721	4,176,615
			17,803,464
INDUSTRIALS — 13.4%
	3M Company	16,190	1,276,420

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

		Number
		of Shares	Market
		or Par Value	Value
COMMON STOCKS (Continued)

INDUSTRIALS (Continued)
	The Boeing Company	17,122	$ 1,367,363
	Burlington Northern
	Santa Fe Corporation	7,723	598,764
	Caterpillar, Inc.	14,110	856,618
	FedEx Corporation	6,590	754,819
	General Dynamics Corporation	9,428	670,331
+	General Electric Company	221,914	7,791,401
	Honeywell International,Inc.	17,570	740,047
	Norfolk Southern Corporation	8,867	466,138
#	Raytheon Company	9,648	481,918
#	Rockwell Automation, Inc.	3,778	234,236
	Tyco International Ltd.	43,254	1,272,965
	United Parcel Service - Class B	23,280	1,754,148
	United Technologies Corporation	21,726	1,427,833
			19,693,001
INFORMATION TECHNOLOGY — 14.8%
*	Cisco Systems, Inc.	131,295	3,168,148
*	Computer Sciences Corporation	3,723	196,760
*	Dell, Inc.	48,790	1,187,061
*	EMC Corporation	49,409	605,260
	Hewlett-Packard Company	58,945	2,283,529
	Intel Corporation	124,002	2,646,203
	International Business
	Machines Corporation	32,688	3,018,083
*	Lucent Technologies, Inc.	96,427	234,318
	Microsoft Corporation	185,648	5,329,954
	National Semiconductor
	Corporation	6,416	155,845
*#	Oracle Corporation	86,697	1,601,294
#	Texas Instruments, Inc.	32,973	995,125
*	Unisys Corporation	7,267	47,526
*	Xerox Corporation	20,982	356,694
			21,825,800
MATERIALS — 2.1%
	Alcoa,Inc.	18,660	539,461
	Allegheny Technologies, Inc.	2,173	171,080
	Dow Chemical Company	20,635	841,702
	DuPont (E.I.) de Nemours
	and Company	19,788	906,289
	International Paper Company	9,822	327,564
	Weyerhaeuser Company	5,252	333,975
			3,120,071
TELECOMMUNICATION — 4.3%
	AT&T Corp.	83,539	2,861,211
	Sprint Nextel Corporation	64,270	1,201,206
	Verizon Communications	62,350	2,306,950
			6,369,367
UTILITIES — 1.7%
*	The AES Corporation	14,190	312,038
#	American Electric Power
	Company, Inc.	8,501	352,196
	Entergy Corporation	4,493	385,634
	Exelon Corporation	14,376	891,025
#	Southern Company	15,929	579,816
			2,520,709
Total Common Stocks
(Cost $93,634,621)			146,562,749

SHORT-TERM INVESTMENTS — 7.6%

ASSET BACKED SECURITIES — 1.1%
\	Nelnet Student Loan Trust
	2005-4 A4R2
	5.300%, due 11-14-2006	806,614	806,614
\	SLM Student Loan Trust 03-C A3
	5.323%, due 11-27-2006	360,288	360,268
\	SLM Student Loan Trust
	2003-10 A1H
	5.327%, due 11-22-2006	268,871	268,894
\	SLM Student Loan Trust 02-7 A9
	5.336%, due 11-13-2006	53,774	53,850

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

		Number
		of Shares	Market
		or Par Value	Value
SHORT-TERM INVESTMENTS (Continued)

ASSET BACKED SECURITIES (Continued)
\	SLM Student Loan Trust
	2006-7 A6C
	5.330%, due 11-10-2006	193,587	$ 193,604
			1,683,230
CERTIFICATES OF DEPOSIT — 0.60%
\	Natexis Banq NY Yankee CD
	5.375%, due 05-08-2007	268,871	268,871
\	Norinchukin Bank Yankee CD
	5.310%, due 11-13-2006	591,517	594,667
			863,538
COMMERCIAL PAPER — 2.4%
\	Autobahn Funding Corp 4(2)144A
	5.319%, due 11-10-2006	914,163	912,680
\	Cargill, Inc.
	5.341%, due 11-01-2006	268,871	268,832
\	Cooperative Assn Tractor Series A
	5.313%, due 11-29-2006	196,975	196,136
\	Hitachi America Capital 4(2)144A
	5.324%, due 11-30-2006	725,953	722,747
\	Jacksonville Electric Authority
	5.338%, due 12-11-2006	181,219	181,219
\	Morgan Stanley Dean Witter
	5.383%, due 11-09-2006	537,743	537,743
\	WPS Resources Corporation
	5.313, due 11-16-2006	268,871	268,238
\	WPS Resources Corporation
	5.305%, due 11-06-2006	457,082	456,678
			3,544,273

MEDIUM TERM NOTES — 0.6%
\	Bank of America Bank Notes
	5.30%, due 11-20-2006	376,420	376,420
\	First Tennessee Bank Notes
	5.339%, due 04-18-2007	537,743	537,981
			914,401
MASTER NOTES — 1.0%
\	Bank of America Securities
	5.383%, due 11-01-2006	268,871	268,871
\	Bear Stearns and Company
	5.463%, due 11-01-2006	483,969	483,969
\	JP Morgan Securities
	5.393%, due 11-15-2006	672,179	672,179
			1,425,019
REPURCHASE AGREEMENTS — 1.2%
\	Bank of America Securities LLC
	Triparty Repurchase Agreement
	5.28%, due 11-01-2006
	collateralized by FNMA Discount
	Note, 5.094%, due 04-25-2007	1,709,381	1,709,381
MONEY MARKET — 0.7%
	Highmark Diversified Money Market
	Fund, Fiduciary Shares	1,114,152	1,114,152
Total Short-Term Investments
(Cost $11,253,994)			11,253,994

TOTAL INVESTMENTS — 107.1%
(Cost $104,888,615)			157,816,743
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (6.9)%			(10,139,842)
OTHER LIABILITIES,
LESS OTHER ASSETS — (0.2)%			(320,594)
NET ASSETS — 100.0%			$ 147,356,307

* Non-income producing
+ Designated as collateral against futures and options
# Loaned securities
\ Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

		Number	Market
		of Shares	Value

COMMON STOCKS — 99.9%
AEROSPACE & DEFENSE — 6.0%
	Goodrich Corporation	133,665	$ 5,893,290
	Lockheed Martin Corporation	133,665	11,619,498
#	Raytheon Company	133,665	6,676,567
			24,189,355
BIOTECHNOLOGY — 10.2%
*	Amgen, Inc.	133,665	10,146,510
*#	Biogen Idec, Inc.	133,665	6,362,454
*	Genentech, Inc.	133,664	11,134,211
*	Genzyme Corporation	133,665	9,023,724
*#	MedImmune, Inc.	133,665	4,282,627
			40,949,526
COMMUNICATIONS EQUIPMENT — 8.9%
*	3Com Corporation	133,665	649,612
*	ADC Telecommunications, Inc.	133,664	1,912,732
#	Alcatel ADR	133,665	1,697,546
*#	CIENA Corporation	133,664	3,142,441
*	Cisco Systems, Inc.	133,665	3,225,336
*	Corning, Inc.	133,665	2,730,776
	Harris Corporation	133,666	5,694,172
*#	JDS Uniphase Corporation	133,665	1,942,152
*	Juniper Networks, Inc.	133,665	2,301,711
	Motorola, Inc.	133,665	3,082,315
#	Nokia Corp - ADR	133,665	2,657,260
*	Nortel Networks Corporation	133,665	298,073
	QUALCOMM, Inc.	133,665	4,864,069
*	Tellabs, Inc.	133,665	1,408,829
			35,607,024
COMPUTERS & PERIPHERALS — 12.1%
*	Adaptec, Inc.	133,665	605,502
*	Apple Computer, Inc.	133,666	10,837,639
*	Dell, Inc.	133,665	3,252,070
*	EMC Corporation	133,665	1,637,396
*#	Gateway, Inc.	133,665	224,557
	Hewlett-Packard Company	133,665	5,178,182
+#	International Business
	Machines Corporation	133,665	12,341,290
*	NCR Corporation	133,666	5,549,812
*#	Network Appliance, Inc.	133,665	4,878,773
*	QLogic Corporation	133,666	2,750,846
*	Quantum Corporation -
	DLT & Storage Systems	133,665	291,390
*	Sun Microsystems, Inc.	133,665	725,801
			48,273,258
ELECTRICAL EQUIPMENT — 1.0%
#	American Power
	Conversion Corporation	133,665	4,040,693

ELECTRONIC EQUIPMENT
& INSTRUMENTS — 4.9%
*	Agilent Technologies, Inc.	133,665	4,758,474
*	Coherent, Inc.	133,665	4,308,023
	Jabil Circuit, Inc.	133,665	3,837,522
*	Solectron Corporation	133,665	446,441
	Symbol Technologies, Inc.	133,665	1,995,618
	Tektronix, Inc.	133,665	4,059,406
			19,405,484
HEALTH CARE EQUIPMENT & SUPPLIES — 4.6%
	Biomet, Inc.	133,665	5,057,884
*	Boston Scientific Corporation	133,665	2,126,610
#	Medtronic, Inc.	133,665	6,506,812
*	St. Jude Medical, Inc.	133,665	4,591,393
			18,282,699
INTERNET SOFTWARE & SERVICES — 0.9%
*	Yahoo!, Inc.	133,666	3,520,762

IT SERVICES — 7.4%
	Automatic Data Processing, Inc.	133,665	6,608,398
*#	Computer Sciences Corporation	133,665	7,064,195

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

		Number	Market
		of Shares	Value
COMMON STOCKS (Continued)

IT SERVICES (Continued)
*#	DST Systems, Inc.	133,665	$ 8,259,160
	Electronic Data Systems	133,665	3,385,735
	First Data Corporation	133,665	3,241,376
*	Unisys Corporation	133,665	874,169
			29,433,033
LIFE SCIENCES TOOLS & SERVICES — 4.8%
	Applera Corporation -
	Applied Biosystems Group	133,665	4,985,705
*	Millipore Corporation	133,665	8,625,402
*	Thermo Electron Corporation	133,665	5,730,219
			19,341,326
MEDIA — 0.8%
*#	Sirius Satellite Radio, Inc.	133,665	511,937
	Time Warner, Inc.	133,665	2,674,637
			3,186,574
OFFICE ELECTRONICS — 0.6%
*	Xerox Corporation	133,665	2,272,305

PHARMACEUTICALS — 2.0%
	Novartis AG - ADR	133,665	8,117,475

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT — 16.8%
*	Advanced Micro Devices, Inc.	133,665	2,843,055
*	Altera Corporation	133,665	2,464,783
	Analog Devices, Inc.	133,665	4,253,220
	Applied Materials, Inc.	133,665	2,324,434
*	Broadcom Corporation - Class A	133,666	4,046,070
*#	Cypress Semiconductor
	Corporation	133,665	2,244,235
#	Intel Corporation	133,665	2,852,411
	KLA-Tencor Corporation	133,665	6,572,308
*#	Kulicke & Soffa Industries, Inc.	133,665	1,200,312
*	Lam Research Corporation	133,665	6,609,734
	Linear Technology Corporation	133,665	4,159,655
*	LSI Logic Corporation	133,665	1,343,333
	Maxim Integrated Products, Inc.	133,665	4,011,287
*#	Micron Technology, Inc.	133,665	1,931,459
	National Semiconductor
	Corporation	133,666	3,246,747
*#	Novellus Systems, Inc.	133,665	3,695,837
*#	Standard Microsystems
	Corporation	133,665	4,120,892
*#	Teradyne, Inc.	133,665	1,873,983
#	Texas Instruments, Inc.	133,665	4,034,010
	Xilinx, Inc.	133,665	3,409,794
			67,237,559
SOFTWARE — 18.9%
*	Adobe Systems, Inc.	133,664	5,112,648
*	Autodesk, Inc.	133,666	4,912,226
*	BEA Systems, Inc.	133,665	2,174,730
*	BMC Software, Inc.	133,665	4,051,386
#	CA, Inc.	133,665	3,309,545
*	Cadence Design Systems, Inc.	133,665	2,387,257
*	Check Point Software
	Technologies Ltd.	133,665	2,769,539
*	Citrix Systems, Inc.	133,665	3,947,127
*	Cognos, Inc.	133,665	4,876,099
*	Compuware Corporation	133,665	1,074,667
*#	Electronic Arts, Inc.	133,665	7,069,542
*	Hyperion Solutions Corporation	133,665	4,999,071
*	McAfee, Inc.	133,665	3,866,928
*	Mentor Graphics Corporation	133,665	2,254,929
	Microsoft Corporation	133,665	3,837,522
*	Novell, Inc.	133,665	801,990
*#	Oracle Corporation	133,665	2,468,793
#	SAP AG - ADR	133,665	6,635,131
*	Sybase, Inc.	133,665	3,254,743
*	Symantec Corporation	133,666	2,651,933

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

		Number
		of Shares	Market
		or Par Value	Value
COMMON STOCKS (Continued)

SOFTWARE (Continued)
*	Synopsys, Inc.	133,665	$ 3,008,799
			75,464,605
Total Common Stocks
(Cost $424,095,348)			399,321,678

SHORT-TERM INVESTMENTS — 22.3%

ASSET BACKED SECURITIES — 3.7%
\	Nelnet Student Loan Trust
	2005-4 A4R2
	5.300%, due 11-14-2006	7,072,998	7,072,998
\	SLM Student Loan Trust 03-C A3
	5.323%, due 11-27-2006	3,159,272	3,159,098
\	SLM Student Loan Trust
	2003-10 A1H
	5.327%, due 11-22-2006	2,357,666	2,357,861
\	SLM Student Loan Trust 02-7 A9
	5.336%, due 11-13-2006	471,533	472,197
\	SLM Student Loan Trust
	2006-7 A6C
	5.330%, due 11-10-2006	1,697,519	1,697,665
			14,759,819
CERTIFICATE OF DEPOSIT — 1.9%
\	Natexis Banq NY Yankee CD
	5.375%, due 05-08-2007	2,357,666	2,357,666
\	Norinchukin Bank Yankee CD
	5.310%, due 11-13-2006	5,186,865	5,214,481
			7,572,147
COMMERCIAL PAPER — 7.8%
\	Autobahn Funding Corp 4(2)144A
	5.319%, due 11-10-2006	8,016,064	8,003,058
\	Cargill, Inc.
	5.341%, due 11-01-2006	2,357,666	2,357,316
\	Cooperative Assn Tractor Series A
	5.313%, due 11-29-2006	1,727,226	1,719,866
\	Hitachi America Capital 4(2)144A
	5.324%, due 11-30-2006	6,365,698	6,337,582
\	Jacksonville Electric Authority
	5.338%, due 12-11-2006	1,589,066	1,589,067
\	Morgan Stanley Dean Witter
	5.383%, due 11-09-2006	4,715,332	4,715,332
\	WPS Resources Corporation
	5.313, due 11-16-2006	2,357,666	2,352,112
\	WPS Resources Corporation
	5.305%, due 11-06-2006	4,008,032	4,004,492
			31,078,825
MEDIUM TERM NOTES — 2.0%
\	Bank of America Bank Notes
	5.30%, due 11-20-2006	3,300,732	3,300,732
\	First Tennessee Bank Notes
	5.339%, due 04-18-2007	4,715,332	4,717,421
			8,018,153
MASTER NOTE — 3.1%
\	Bank of America Securities
	5.383%, due 11-01-2006	2,357,666	2,357,666
\	Bear Stearns and Company
	5.463%, due 11-01-2006	4,243,798	4,243,798
\	JP Morgan Securities
	5.393%, due 11-15-2006	5,894,165	5,894,165
			12,495,629
REPURCHASE AGREEMENT — 3.7%
\	Bank of America Securities LLC
	Triparty Repurchase Agreement
	5.28%, due 11-01-2006
	collateralized by FNMA Discount
	Note, 5.094%, due 04-25-2007	14,989,127	14,989,127

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Number
	of Shares	Market
	or Par Value	Value
SHORT-TERM INVESTMENTS (Continued)

MONEY MARKET — 0.1%
Highmark Diversified Money Market
Fund, Fiduciary Shares	443,433	$ 443,433
Total Short-Term Investments
(Cost $89,357,133)		89,357,133

TOTAL INVESTMENTS — 122.2%
(Cost $513,452,481)		488,678,811
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (22.2)%		(88,913,700)
OTHER ASSETS LESS
OTHER LIABILITIES — 0.0%		107,622
NET ASSETS — 100.0%		$ 399,872,733

* Non-income producing
+ Designated as collateral against futures
# Loaned securities
\ Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES EQUITY INCOME 100 PLUS FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

	Number	Market
	of Shares	Value
COMMON STOCKS — 99.6%

CONSUMER DISCRETIONARY — 15.6%
CBS Corporation	10,200	$ 295,188
Dow Jones and Company, Inc.	8,000	280,720
Entercom Communications
Corporation	10,600	293,302
Ford Motor Company	43,240	358,027
General Motors Corporation	10,120	353,390
Harrah’s Entertainment, Inc.	3,950	293,604
Lee Enterprises, Inc.	9,700	276,741
Limited Brands	10,750	316,802
McDonald’s Corporation	8,210	344,163
The New York Times Company	11,200	270,704
Newell Rubbermaid, Inc.	10,675	307,227
The Reader’s Digest
Association, Inc.	19,800	284,724
The ServiceMaster Company	26,400	299,112
Snap-on, Inc.	5,000	235,150
Tupperware Brands Corporation	21,900	464,937
Whirlpool Corporation	2,690	233,842
		4,907,633
CONSUMER STAPLES — 8.9%
Altria Group, Inc.	3,740	304,174
ConAgra Foods, Inc.	12,660	331,059
Delta and Pine Land Company	9,450	382,820
Kimberly-Clark Corporation	3,500	232,820
Loews Corporation-
Carolina Group	5,260	304,133
Reynolds American, Inc.	4,800	303,168
Sara Lee Corporation	17,110	292,581
SUPERVALU, Inc.	9,000	300,600
UST, Inc.	6,130	328,323
		2,779,678
ENERGY — 9.5%
Chevron Corporation	4,450	299,040
ConocoPhillips	4,180	251,803
Exxon Mobil Corporation	4,470	319,247
General Maritime Corporation	7,450	272,223
Global Santa Fe Corporation	4,800	249,120
Kinder Morgan, Inc.	2,740	287,974
Marathon Oil Corporation	3,250	280,800
Occidental Petroleum Corporation	5,320	249,721
Patterson-UTI Energy, Inc.	9,700	225,040
Sunoco, Inc.	4,000	264,520
Williams Companies, Inc.	11,700	285,831
		2,985,319
FINANCIAL SERVICES — 25.8%
American Financial Realty Trust	27,600	322,092
American Home Mortgage
Investment Corporation	7,400	252,858
Apartment Investment &
Management Company	6,640	380,605
Brandywine Realty Trust	8,900	296,904
Colonial Properties Trust	5,900	297,301
Comerica, Inc.	5,080	295,605
Crescent Real Estate
Equities Company	15,550	338,990
First Horizon National
Corporation	5,950	233,954
First Industrial Realty Trust, Inc.	7,600	349,372
Friedman, Billings, Ramsey
Group, Inc.	22,600	172,438
Health Care Property
Investors, Inc.	10,750	337,550
Healthcare Realty Trust, Inc.	8,790	355,995
Highwoods Properties, Inc.	7,900	301,780
Home Properties, Inc.	5,160	325,957
HRPT Properties Trust	25,260	300,594
iStar Financial, Inc.	7,600	352,108
KKR Financial Corporation	12,900	346,107
Lexington Corporate
Properties Trust	13,000	276,900
Nationwide Health Properties, Inc.	12,450	357,813

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES EQUITY INCOME 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Number	Market
	of Shares	Value
COMMON STOCKS (Continued)

FINANCIAL SERVICES (Continued)
New Century Financial
Corporation	5,950	$ 234,311
New York Community
Bancorp, Inc.	16,600	271,410
Novastar Financial, Inc.	8,700	277,704
Realty Income Corporation	12,300	324,720
Redwood Trust, Inc.	5,700	313,329
The Student Loan Corporation	1,445	299,115
Thornburg Mortgage, Inc.	10,440	268,099
Washington Mutual, Inc.	5,700	241,110
		8,124,721
HEALTH CARE — 7.9%
Abbott Laboratories	6,390	303,589
Bristol-Myers Squibb Company	10,650	263,588
Eli Lilly and Company	5,040	282,290
Hillenbrand Industries, Inc.	5,740	336,823
Johnson & Johnson	4,610	310,714
Merck & Company, Inc.	7,740	351,551
Pfizer, Inc.	11,900	317,135
Wyeth	6,290	320,979
		2,486,669
INDUSTRIALS — 9.0%
American Power Conversion
Corporation	14,200	429,266
Deluxe Corporation	12,880	291,990
Emerson Electric Company	3,240	273,456
General Electric Company	8,300	291,413
Hubbel, Inc.-Class B	5,770	285,730
Pitney Bowes, Inc.	6,620	309,220
R. R. Donnelley & Sons Company	8,660	293,227
Textron, Inc.	1,420	129,121
The Timkin Company	8,100	243,405
Waste Management, Inc.	7,700	288,596
		2,835,424
INFORMATION TECHNOLOGY — 5.2%
Analog Devices, Inc.	8,400	267,288
Diebold, Inc.	6,950	303,576
Intel Corporation	14,200	303,028
Linear Technology Corporation	8,100	252,072
Maxim Integrated Products, Inc.	8,300	249,083
Microchip Technology, Inc.	8,000	263,440
		1,638,487
MATERIALS — 8.1%
Bemis Company, Inc.	9,000	302,580
Lyondell Chemical Company	12,010	308,297
MeadWestvaco Corporation	9,800	269,696
Olin Corporation	15,350	265,555
Packaging Corporation of America	12,500	287,125
Sonoco Products Company	8,710	309,031
Southern Copper Corporation	6,200	318,556
Temple-Inland, Inc.	6,400	252,416
Worthington Industries, Inc.	13,150	227,232
		2,540,488
TELECOMMUNICATION — 3.1%
AT&T Corp.	10,000	342,500
Citizens Communications
Company	22,200	325,452
Verizon Communications	8,300	307,100
		975,052
UTILITIES — 6.5%
Duquesne Light Holdings, Inc.	16,900	335,127
Great Plains Energy, Inc.	9,900	322,146
MDU Resources Group, Inc.	11,375	292,110
OGE Energy Corporation	7,900	304,782
Peoples Energy Corporation	7,650	334,228
Progress Energy, Inc.	6,450	296,700
TECO Energy, Inc.	9,530	157,150
		2,042,243
Total Common Stocks
(Cost $28,919,171)		31,315,714

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES EQUITY INCOME 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Number
	of Shares	Market
	or Par Value	Value
SHORT-TERM INVESTMENTS — 1.5%

MONEY MARKET
Highmark Diversified Money Market
Fund, Fiduciary Shares	485,860	$ 485,860
Total Short-Term Investments
(Cost $485,860)		485,860

TOTAL INVESTMENTS — 101.1%
(Cost $29,405,031)		31,801,574
LIABILITIES, LESS
OTHER ASSETS (1.1)%		(355,661)
NET ASSETS — 100.0%		$ 31,445,913

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

		Number	Market
		of Shares	Value
COMMON STOCKS — 99.9%

BIOTECHNOLOGY — 14.6%
*	Amgen, Inc.	47,190	$ 3,582,193
*#	Amylin Pharmaceuticals, Inc.	5,715	251,231
*#	Biogen Idec, Inc.	16,170	769,692
*#	Celgene Corporation	16,480	880,691
*#	Cephalon, Inc.	3,063	214,961
*	Genentech, Inc.	20,066	1,671,498
*	Genzyme Corporation	12,009	810,728
*#	Gilead Sciences, Inc.	20,262	1,396,052
*	Human Genome Sciences, Inc.	6,698	89,418
*	ICOS Corporation	3,017	95,699
*#	MedImmune, Inc.	5,586	178,976
*	Millennium Pharmaceuticals, Inc.	16,199	189,528
*	NPS Pharmaceuticals, Inc.	70	330
*#	Neurocrine Biosciences, Inc.	1,267	14,634
*#	OSI Pharmaceuticals, Inc.	2,950	112,926
*	PDL Biopharma, Inc.	5,983	126,421
*	Vertex Pharmaceuticals, Inc.	5,800	235,480
			10,620,458
HEALTH CARE EQUIPMENT
AND SUPPLIES — 16.9%
	Alcon, Inc.	3,915	415,303
	Bausch & Lomb, Inc.	2,829	151,465
	Baxter International, Inc.	34,337	1,578,472
#	Beckman Coulter, Inc.	3,160	181,921
	Becton Dickinson and Company	14,172	992,465
	Biomet, Inc.	11,353	429,598
*	Boston Scientific Corporation	62,334	991,734
	C. R. Bard, Inc.	5,122	419,799
	Cooper Companies. Inc.	2,300	132,549
*	Cytyc Corporation	5,796	153,130
	Dade Behring Holdings, Inc.	10,900	397,087
	DENTSPLY International, Inc.	7,362	230,283
*	Edwards Lifesciences Corporation	3,018	129,563
*	Gen-Probe, Inc.	2,690	128,770
	Hillenbrand Industries, Inc.	3,005	176,333
*	Hospira, Inc.	7,850	285,348
*	IDEXX Laboratories, Inc.	1,605	133,552
*#	Intuitive Surgical, Inc.	1,850	183,483
#	Medtronic, Inc.	48,380	2,355,139
*	ResMed, Inc.	3,900	171,561
*	Respironics, Inc.	3,670	129,624
	STERIS Corporation	3,309	80,640
*	St. Jude Medical, Inc.	16,924	581,340
	Stryker Corporation	13,248	692,738
*	Varian Medical Systems, Inc.	6,644	364,490
*	Zimmer Holdings, Inc.	11,592	834,740
			12,321,127
HEALTH CARE PROVIDERS
AND SERVICES — 18.6%
	Aetna, Inc.	29,000	1,195,380
*	Apria Healthcare Group, Inc.	2,094	48,769
	Caremark Rx, Inc.	20,196	994,249
	CIGNA Corporation	6,678	781,192
*	Community Health Systems, Inc.	4,850	157,383
*	Coventry Health Care, Inc.	8,047	377,807
*	DaVita, Inc.	5,224	290,611
*	Express Scripts, Inc,-Class A	5,740	365,753
	HCA, Inc.	17,956	907,137
	Health Management Associates,
	Inc. - Class A	12,319	242,684
*	Health Net, Inc.	5,840	242,418
*	Henry Schein, Inc.	4,550	226,090
*	Humana, Inc.	7,982	478,920
*#	Laboratory Corporation
	of America Holdings	6,180	423,268
*	Lincare Holdings, Inc.	4,877	163,672
	Manor Care, Inc.	3,788	181,786
*	Medco Health Solutions, Inc.	13,720	734,020
	Owens & Minor, Inc.	2,250	70,898
*	Patterson Companies, Inc.	2,656	87,250
	Quest Diagnostics, Inc.	7,542	375,139
*#	Tenet Healthcare Corporation	24,050	169,793

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

		Number
		of Shares	Market
		or Par Value	Value
COMMON STOCKS (Continued)

HEALTH CARE PROVIDERS
AND SERVICES (Continued)
*	Triad Hospitals, Inc.	4,520	$ 167,376
	UnitedHealth Group, Inc.	55,199	2,692,607
	Universal Health Services,
	Inc. - Class B	2,599	137,617
*	Wellpoint, Inc.	26,320	2,008,742
			13,520,561
LIFE SCIENCES TOOLS & SERVICES — 3.8%
*	Affymetrix, Inc.	3,567	90,959
	Applera Corporation -
	Applied Biosystems Group	15,552	580,090
*	Charles River Laboratories
	International, Inc.	3,557	152,666
*	Covance, Inc.	3,272	191,412
*#	Fisher Scientific International, Inc.	6,009	514,491
*#	Invitrogen Corporation	2,629	152,508
*	Millipore Corporation	2,700	174,231
	Pharmaceutical Product
	Development, Inc.	5,236	165,719
*	Techne Corporation	1,965	109,804
*	Thermo Electron Corporation	7,900	338,673
*	Waters Corporation	5,350	266,430
			2,736,983
PHARMACEUTICALS — 46.0%
	Abbott Laboratories	62,525	2,970,563
	Allergan, Inc.	7,193	830,792
*	Barr Pharmaceuticals, Inc.	5,068	265,411
#	Bristol-Myers Squibb Company	82,902	2,051,824
	Eli Lilly and Company	40,404	2,263,028
*	Endo Pharmaceuticals Holdings, Inc.	6,750	192,645
*	Forest Laboratories, Inc.	15,033	735,715
	Johnson & Johnson	106,400	7,171,360
*#	King Pharmaceuticals, Inc.	12,403	207,502
#	Medicis Pharmaceutical Corporation	2,812	98,532
	Merck & Company, Inc.	89,650	4,071,903
#	Mylan Laboratories, Inc.	10,741	220,191
*	Par Pharmaceutical Companies, Inc.	1,520	29,625
	Pfizer, Inc.	270,716	7,214,581
	Schering-Plough Corporation	72,142	1,597,224
*#	Sepracor, Inc.	5,539	286,699
*#	Taro Pharmaceutical Industries Ltd.	1,800	18,792
	Valeant Pharmaceuticals International	4,736	88,468
*	Watson Pharmaceuticals, Inc.	5,259	141,520
	Wyeth	59,003	3,010,923
			33,467,298
Total Common Stocks
(Cost $56,620,514)			72,666,427

SHORT-TERM INVESTMENTS — 14.2%

ASSET BACKED SECURITIES — 2.3%
\	Nelnet Student Loan Trust
	2005-4 A4R2
	5.300%, due 11-14-2006	805,423	805,423
\	SLM Student Loan Trust 03-C A3
	5.323%, due 11-27-2006	359,755	359,735
\	SLM Student Loan Trust
	2003-10 A1H
	5.327%, due 11-22-2006	268,474	268,496
\	SLM Student Loan Trust 02-7 A9
	5.336%, due 11-13-2006	53,695	53,770
\	SLM Student Loan Trust
	2006-7 A6C
	5.330%, due 11-10-2006	193,301	193,318
			1,680,742
CERTIFICATE OF DEPOSIT — 1.2%
\	Natexis Banq NY Yankee CD
	5.375%, due 05-08-2007	268,474	268,474
\	Norinchukin Bank Yankee CD
	5.310%, due 11-13-2006	590,643	593,788
			862,262

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Number
	of Shares	Market
	or Par Value	Value
SHORT-TERM INVESTMENTS (Continued)

COMMERCIAL PAPER — 4.9%
\ Autobahn Funding Corp 4(2)144A
5.319%, due 11-10-2006	912,812	$ 911,331
\ Cargill, Inc.
5.341%, due 11-01-2006	268,474	268,434
\ Cooperative Assn Tractor Series A
5.313%, due 11-29-2006	196,684	195,846
\ Hitachi America Capital 4(2)144A
5.324%, due 11-30-2006	724,880	721,679
\ Jacksonville Electric Authority
5.338%, due 12-11-2006	180,952	180,952
\ Morgan Stanley Dean Witter
5.383%, due 11-09-2006	536,948	536,948
\ WPS Resources Corporation
5.313, due 11-16-2006	268,474	267,842
\ WPS Resources Corporation
5.305%, due 11-06-2006	456,406	456,003
		3,539,035
MEDIUM TERM NOTES — 1.2%
\ Bank of America Bank Notes
5.30%, due 11-20-2006	375,864	375,864
\ First Tennessee Bank Notes
5.339%, due 04-18-2007	536,948	537,186
		913,050
MASTER NOTE — 2.0%
\ Bank of America Securities
5.383%, due 11-01-2006	268,474	268,474
\ Bear Stearns and Company
5.463%, due 11-01-2006	483,253	483,253
\ JP Morgan Securities
5.393%, due 11-15-2006	671,185	671,185
		1,422,912
REPURCHASE AGREEMENT — 2.3%
\ Bank of America Securities LLC
Triparty Repurchase Agreement
5.28%, due 11-01-2006
collateralized by FNMA Discount
Note 5.094%, due 04-25-2007	1,706,854	1,706,854

MONEY MARKET0.3%
Highmark Diversified Money
Market Fund, Fiduciary Shares	192,580	192,580
Total Short-Term Investments
(Cost $10,317,435)		10,317,435

TOTAL INVESTMENTS — 114.1%
(Cost $66,937,949)		82,983,862
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (13.9)%		(10,124,855)
OTHER LIABILITIES,
LESS OTHER ASSETS — (0.2)%		(123,256)
NET ASSETS — 100.0%		$ 72,735,751

* Non-income producing
# Loaned security
\ Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

		Number	Market
		of Shares	Value
COMMON STOCKS — 99.8%

CAPITAL MARKETS — 15.7%
#	Ameriprise Financial, Inc.	5,000	$ 257,500
	Bank of New York Company, Inc.	18,699	642,685
	Bear Stearns Companies, Inc.	2,717	411,218
	The Charles Schwab Corporation	25,058	456,557
*	E*TRADE Financial Corporation	9,740	226,747
	Franklin Resources, Inc.	4,165	474,643
	The Goldman Sachs Group, Inc.	9,279	1,761,061
	Janus Capital Group, Inc.	3,970	79,717
	Legg Mason, Inc.	3,054	274,921
	Lehman Brothers Holdings, Inc.	13,408	1,043,679
#	Mellon Financial Corporation	9,816	380,861
	Merrill Lynch & Company, Inc.	23,054	2,015,381
	Morgan Stanley	24,642	1,883,388
	Northern Trust Corporation	4,499	264,181
	State Street Corporation	8,033	515,960
	T. Rowe Price Group, Inc.	6,202	293,417
			10,981,916
COMMERCIAL BANKS — 19.0%
	AmSouth Bancorporation	7,475	225,894
#	BB&T Corporation	13,022	566,717
	Comerica, Inc.	3,661	213,034
#	Commerce Bancorp, Inc.	3,950	137,934
	Commerce Bancshares, Inc.	6,500	321,815
	Compass Bancshares, Inc.	2,802	157,641
#	Fifth Third Bancorp	11,350	452,297
	First Horizon National Corporation	2,496	98,143
	Huntington Bancshares, Inc.	4,657	113,677
	KeyCorp	9,667	359,032
	M&T Bank Corporation	1,828	222,669
	Marshall & Ilsley Corporation	4,985	238,981
	Mercantile Bankshares Corporation	2,596	117,028
	National City Corporation	13,850	515,913
	North Fork Bancorporation, Inc.	10,156	290,258
	PNC Financial Services Group	7,156	501,135
#	Popular, Inc.	4,916	89,422
#	Regions Financial Corporation	10,974	416,463
	SunTrust Banks, Inc.	8,903	703,248
	Synovus Financial Corporation	5,928	174,165
#	TCF Financial Corporation	2,114	55,027
	TD Banknorth, Inc.	1,655	48,955
#	U.S. Bancorp	44,640	1,510,618
	Wachovia Corporation	48,282	2,679,629
	Wells Fargo & Company	79,776	2,895,071
	Zions Bancorporation	2,338	187,975
			13,292,741
CONSUMER FINANCE — 3.8%
	American Express Company	26,974	1,559,367
#	Capital One Financial Corporation	7,458	591,643
	SLM Corporation	9,981	485,875
			2,636,885
DIVERSIFIED FINANCIAL SERVICES — 26.5%
	Bank of America Corporation	115,972	6,247,412
	The Chicago Mercantile Exchange	800	400,800
	The CIT Group, Inc.	11,359	591,236
	Citigroup, Inc.	133,215	6,682,065
	JPMorgan Chase & Company	88,078	4,178,420
#	Moody’s Corporation	5,700	377,910
			18,477,843
INSURANCE — 22.6%
	ACE Limited	7,861	450,042
	AFLAC, Inc.	12,243	549,955
	The Allstate Corporation	15,924	977,097
	Ambac Financial Group, Inc.	2,359	196,953
#	American Financial Group, Inc.	6,600	315,876
	American International Group, Inc.	57,824	3,884,038
	Aon Corporation	6,333	220,325
	The Chubb Corporation	10,080	535,752
	Cincinnati Financial Corporation	3,258	148,728
	Everest Re Group, Ltd.	1,342	133,099
	Fidelity National Financial, Inc.	3,180	70,914

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

		Number
		of Shares	Market
		or Par Value	Value
COMMON STOCKS (Continued)

INSURANCE (Continued)
	Genworth Financial Inc.	10,800	$ 361,152
	The Hartford Financial
	Services Group, Inc.	7,465	650,724
	Lincoln National Corporation	12,225	773,965
	Loews Corporation	20,124	783,226
	Marsh & McLennan Companies	13,126	386,429
	MBIA, Inc.	2,969	184,137
#	MetLife, Inc.	11,390	650,711
	Ohio Casualty Corporation	11,400	312,702
	Old Republic
	International Corporation	4,297	96,811
	Principal Financial Group, Inc.	12,615	712,621
	The Progressive Corporation	17,276	417,561
#	Prudential Financial, Inc.	16,456	1,265,960
	SAFECO Corporation	2,487	144,719
	The St. Paul Travelers
	Companies, Inc.	17,155	877,135
	Torchmark Corporation	2,067	127,493
#	UnumProvident Corporation	7,338	145,146
	Willis Group Holdings Limited	2,300	87,469
#	XL Capital Ltd. Class A	4,232	298,568
			15,759,308
REAL ESTATE INVESTMENTS TRUSTS (REITS) — 5.5%
	Archstone Communities Trust	4,955	298,341
	Avalonbay Communities, Inc.	1,640	214,938
	Boston Properties, Inc.	2,650	283,100
	Duke Realty Corporation	2,692	107,842
#	Equity Office Properties Trust	8,250	350,625
	Equity Residential	6,942	379,103
*#	Host Hotels & Resorts, Inc.	12,100	279,026
#	iStar Financial, Inc.	2,350	108,875
	Kimco Realty Corporation	4,700	208,821
	Plum Creek Timber Company, Inc.	3,836	137,866
	Public Storage, Inc.	2,900	260,159
	Rayonier, Inc.	7,875	322,796
	Simon Property Group, Inc.	5,334	517,931
#	Vornado Realty Trust	3,090	368,482
			3,837,905
THRIFTS AND MORTGAGE FINANCE — 6.7%
#	Countrywide Financial Corporation	14,836	565,548
#	Fannie Mae	24,214	1,434,922
	Freddie Mac	17,236	1,189,112
	MGIC Investment Corporation	1,782	104,710
#	New York Community Bancorp, Inc.	5,120	83,712
	Radian Group, Inc.	1,558	83,041
#	Sovereign Bancorp, Inc.	7,173	171,148
#	Washington Mutual, Inc.	23,896	1,010,801
			4,642,994
Total Common Stocks
(Cost $51,659,937)			69,629,592

SHORT-TERM INVESTMENTS — 16.7%

ASSET BACKED SECURITIES — 2.7%
\	Nelnet Student Loan Trust
	2005-4 A4R2
	5.300%, due 11-14-2006	906,999	906,999
\	SLM Student Loan Trust 03-C A3
	5.323%, due 11-27-2006	405,126	405,104
\	SLM Student Loan Trust
	2003-10 A1H
	5.327%, due 11-22-2006	302,333	302,358
\	SLM Student Loan Trust 02-7 A9
	5.336%, due 11-13-2006	60,467	60,552
\	SLM Student Loan Trust
	2006-7 A6C
	5.330%, due 11-10-2006	217,680	217,698
			1,892,711
CERTIFICATE OF DEPOSIT — 1.4%
\	Natexis Banq NY Yankee CD
	5.375%, due 05-08-2007	302,334	302,334
Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Number
	of Shares	Market
	or Par Value	Value
SHORT-TERM INVESTMENTS (Continued)

CERTIFICATE OF DEPOSIT (Continued)
\ Norinchukin Bank Yankee CD
5.310%, due 11-13-2006	665,133	$ 668,674
		971,008
COMMERCIAL PAPER — 5.7%
\ Autobahn Funding Corp 4(2)144A
5.319%, due 11-10-2006	1,027,933	1,026,265
\ Cargill, Inc.
5.341%, due 11-01-2006	302,333	302,288
\ Cooperative Assn Tractor Series A
5.313%, due 11-29-2006	221,489	220,545
\ Hitachi America Capital 4(2)144A
5.324%, due 11-30-2006	816,299	812,694
\ Jacksonville Electric Authority
5.338%, due 12-11-2006	203,773	203,773
\ Morgan Stanley Dean Witter
5.383%, due 11-09-2006	604,666	604,666
\ WPS Resources Corporation
5.313, due 11-16-2006	302,333	301,621
\ WPS Resources Corporation
5.305%, due 11-06-2006	513,966	513,512
		3,985,364
MEDIUM TERM NOTES — 1.5%
\ Bank of America Bank Notes
5.30%, due 11-20-2006	423,266	423,266
\ First Tennessee Bank Notes
5.339%, due 04-18-2007	604,666	604,934
		1,028,200
MASTER NOTE — 2.3%
\ Bank of America Securities
5.383%, due 11-01-2006	302,333	302,333
\ Bear Stearns and Company
5.463%, due 11-01-2006	544,200	544,200
\ JP Morgan Securities
5.393%, due 11-15-2006	755,833	755,833
		1,602,366
REPURCHASE AGREEMENT — 2.8%
\ Bank of America Securities LLC
Triparty Repurchase Agreement
5.28%, due 11-01-2006
collateralized by FNMA Discount
Note 5.094%, due 04-25-2007	1,922,117	1,922,117

MONEY MARKET — 0.3%
Highmark Diversified Money
Market Fund, Fiduciary Shares	241,956	241,956
Total Short-Term Investments
(Cost $11,643,722)		11,643,722

TOTAL INVESTMENTS — 116.5%
(Cost $63,303,659)		81,273,314
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (16.4)%		(11,401,766)
OTHER LIABILITIES,
LESS OTHER ASSETS — (0.1)%		(80,979)
NET ASSETS — 100.0%		$ 69,790,569

* Non-income producing
# Loaned security
\ Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

STRATEGIC ALLOCATION FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

	Number	Market
	of Shares	Value
UNDERLYING FUNDS100.1%
Dow Jones U.S. Financial 100
Plus Fund - Class F	1,763,878	$ 24,994,150
Dow Jones U.S. Health Care 100
Plus Fund - Class F	1,866,732	23,203,476
NYSE Arca Tech 100 Index
Fund - Class F*	909,433	22,590,315
Total Common Stocks
(Cost $59,549,567)		70,787,941

TOTAL INVESTMENTS — 100.1%
(Cost $59,549,567)		70,787,941
LIABILITIES
LESS OTHER ASSETS — (0.1)%		(86,572)
NET ASSETS — 100.0%		$ 70,701,369

* Non-income producing

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

		Number	Market
		of Shares	Value
COMMON STOCKS — 99.8%

AUTOS & TRANSPORTATION — 4.0%
#	C. H. Robinson Worldwide, Inc.	91,050	$ 3,800,427
	Expeditors International
	of Washington, Inc.	112,550	5,335,996
			9,136,423
CONSUMER DISCRETIONARY — 26.6%
*	Bed Bath & Beyond, Inc.	96,225	3,876,905
	CDW Corporation	60,975	4,004,227
*	Coach, Inc.	167,170	6,626,619
*#	Coldwater Creek, Inc.	72,360	2,206,256
	The Corporate Executive
	Board Company	49,625	4,457,318
*#	Dick’s Sporting Goods, Inc.	103,925	5,171,308
*#	Electronic Arts, Inc.	74,575	3,944,272
#	Fastenal Company	138,550	5,575,252
#	Harman International
	Industries, Inc.	36,175	3,702,511
*#	Laureate Education, Inc.	74,275	3,915,778
*#	O’Reilly Automotive, Inc.	194,075	6,266,682
*#	Panera Bread Company	85,925	5,310,165
#	PETsMART, Inc.	122,975	3,539,221
*#	Tractor Supply Company	42,650	2,065,113
			60,661,627
CONSUMER STAPLES — 1.9%
	Whole Foods Market, Inc.	67,775	4,326,756

FINANCIAL SERVICES — 17.6%
*#	Affiliated Managers Group, Inc.	38,875	3,892,942
*	Alliance Data Systems Corporation	81,850	4,969,932
	Brown & Brown	108,775	3,182,757
	The Chicago Mercantile Exchange	11,050	5,536,050
#	Commerce Bancorp, Inc.	120,275	4,200,003
	FactSet Research Systems, Inc.	89,225	4,541,552
*	Fiserv, Inc.	114,050	5,634,070
	Global Payments, Inc.	100,900	4,410,339
	Nuveen Investments	76,975	3,794,868
			40,162,513
HEALTH CARE — 18.4%
*#	Cerner Corporation	81,225	3,923,980
*	Covance, Inc.	63,035	3,687,548
*	Coventry Health Care, Inc.	104,850	4,922,707
*#	Healthways, Inc.	75,175	3,183,661
*	IDEXX Laboratories, Inc.	56,750	4,722,168
*	Kyphon, Inc.	61,750	2,439,125
*#	ResMed, Inc.	96,825	4,259,332
*#	Stericycle, Inc.	75,775	5,358,050
#	Stryker Corporation	85,450	4,468,181
*	Varian Medical Systems, Inc.	91,375	5,012,832
			41,977,584
OTHER ENERGY — 8.3%
	Apache Corporation	67,800	4,428,696
	BJ Services Company	127,825	3,855,202
#	Smith International, Inc.	122,975	4,855,053
	XTO Energy, Inc.	126,506	5,902,770
			19,041,721
PRODUCER DURABLES — 4.3%
#	Donaldson Company, Inc.	85,925	3,226,484
	Joy Global, Inc.	74,125	2,899,029
	Roper Industries, Inc.	76,675	3,668,898
			9,794,411
TECHNOLOGY — 18.7%
*	Adobe Systems, Inc.	151,700	5,802,525
*	Amdocs Limited	154,925	6,004,893
	Amphenol Corporation	34,000	2,308,600
*	Citrix Systems, Inc.	151,700	4,479,701
*	Cognizant Technology
	Solutions Corporation	81,225	6,114,618
*	Intuit, Inc.	149,300	5,270,290

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

		Number
		of Shares	Market
		or Par Value	Value
COMMON STOCKS (Continued)

TECHNOLOGY (Continued)
	L-3 Communications
	Holdings, Inc.	62,775	$ 5,054,643
*#	SRA International, Inc.	115,275	3,694,564
*#	WebEx Communications, Inc.	104,550	4,019,947
			42,749,781
Total Common Stocks
(Cost $177,683,730)			227,850,816

SHORT-TERM INVESTMENTS — 31.3%

ASSET BACKED SECURITIES — 5.0%
\	Nelnet Student Loan Trust
	2005-4 A4R2
	5.300%, due 11-14-2006	5,407,966	5,407,966
\	SLM Student Loan Trust 03-C A3
	5.323%, due 11-27-2006	2,415,558	2,415,425
\	SLM Student Loan Trust
	2003-10 A1H
	5.327%, due 11-22-2006	1,802,655	1,802,805
\	SLM Student Loan Trust 02-7 A9
	5.336%, due 11-13-2006	360,531	361,038
\	SLM Student Loan Trust
	2006-7 A6C
	5.330%, due 11-10-2006	1,297,912	1,298,023
			11,285,257
CERTIFICATE OF DEPOSIT — 2.5%
\	Natexis Banq NY Yankee CD
	5.375%, due 05-08-2007	1,802,655	1,802,655
\	Norinchukin Bank Yankee CD
	5.310%, due 11-13-2006	3,965,842	3,986,957
			5,789,612
COMMERCIAL PAPER — 10.4%
\	Autobahn Funding Corp 4(2)144A
	5.319%, due 11-10-2006	6,129,028	6,119,084
\	Cargill, Inc.
	5.341%, due 11-01-2006	1,802,655	1,802,388
\	Cooperative Assn Tractor Series A
	5.313%, due 11-29-2006	1,320,625	1,314,998
\	Hitachi America Capital 4(2)144A
	5.324%, due 11-30-2006	4,867,170	4,845,673
\	Jacksonville Electric Authority
	5.338%, due 12-11-2006	1,214,990	1,214,990
\	Morgan Stanley Dean Witter
	5.383%, due 11-09-2006	3,605,311	3,605,311
\	WPS Resources Corporation
	5.313, due 11-16-2006	1,802,655	1,798,409
\	WPS Resources Corporation
	5.305%, due 11-06-2006	3,064,514	3,061,807
			23,762,660
MEDIUM TERM NOTES — 2.7%
\	Bank of America Bank Notes
	5.30%, due 11-20-2006	2,523,718	2,523,718
\	First Tennessee Bank Notes
	5.339%, due 04-18-2007	3,605,311	3,606,908
			6,130,626
MASTER NOTE — 4.2%
\	Bank of America Securities
	5.383%, due 11-01-2006	1,802,655	1,802,655
\	Bear Stearns and Company
	5.463%, due 11-01-2006	3,244,780	3,244,780
\	JP Morgan Securities
	5.393%, due 11-15-2006	4,506,638	4,506,638
			9,554,073
REPURCHASE AGREEMENT — 5.0%
\	Bank of America Securities LLC
	Triparty Repurchase Agreement
	5.28%, due 11-01-2006
	collateralized by FNMA Discount
	Note 5.094%, due 04-25-2007	11,460,585	11,460,585

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Number
	of Shares	Market
	or Par Value	Value
SHORT-TERM INVESTMENTS — 31.3%

MONEY MARKET — 1.5%
Highmark Diversified Money Market
Fund, Fiduciary Shares	3,344,745	$ 3,344,745
Total Short-Term Investments
(Cost $71,327,558)		71,327,558

TOTAL INVESTMENTS — 131.1%
(Cost $249,011,288)		299,178,374
LESS COLLATERAL HELD FOR
SECURITIES ON LOAN — (29.8)%		(67,982,813)
OTHER LIABILITIES,
LESS OTHER ASSETS — (1.3)%		(3,042,798)
NET ASSETS — 100.0%		$ 228,152,763

* Non-income producing
# Loaned securities
\ Security purchased with cash received to collateralize loaned securities

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES — 98.4%

ARKANSAS — 0.3%
Hot Springs, Arkansas, New Public Housing Authority, 5.125%, due 06-01-2007(10)	$ 540,000	$ 544,838

GEORGIA — 0.4%
Atlanta, Georgia, New Public Housing Authority, 5.00%, due 05-01-2007(10)	325,000	327,304

Newnan, Georgia, New Public Housing Authority, 5.00%, due 04-01-2012(10)	250,000	267,570

GUAM — 3.4%
Guam Power Authority Revenue Bonds, 1999 Series A,
5.125%, due 10-01-2029(7)	5,000,000	5,259,550
5.25%, due 10-01-2009(1)	250,000	260,945

ILLINOIS — 1.1%
Peoria, Illinois, New Public Housing Authority,
5.00%, due 06-01-2012(10)	300,000	321,045
4.875%, due 10-01-2008(10)	1,380,000	1,413,713

INDIANA — 0.3%
Indianapolis, Indiana, New Public Housing Authority, 5.125%, due 12-01-2006(10)	400,000	400,476

MASSACHUSETTS — 0.7%
Massachusetts State Housing Finance Agency, Multi-Family Housing Bonds,
First Issue, 1979 Series A, (Escrowed to Maturity), 7.00%, due 04-01-2021(5)	910,000	1,180,589

NEVADA — 0.2%
Las Vegas, Nevada, New Public Housing Authority, 5.00%, due 01-01-2012(10)	255,000	272,286

NEW JERSEY — 0.2%
Newark, New Jersey, New Public Housing Authority, 5.25%, due 04-01-2009(10)	285,000	296,226

NEW YORK — 0.3%
New York, New York, New Public Housing Authority, 5.00%, due 01-01-2012(10)	200,000	213,558

Poughkeepsie, New York, New Public Housing Authority, 5.25%, due 04-01-2010(10)	225,000	237,402

NORTH CAROLINA — 0.4%
Durham, North Carolina, New Public Housing Authority,
5.125%, due 12-01-2013(10)	210,000	224,967
5.00%, due 02-01-2012(10)	400,000	427,512

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

OHIO — 0.7%
Youngstown, Ohio, New Public Housing Authority,
5.00%, due 05-01-2012(10)	$ 300,000	$ 321,078
5.00%, due 05-01-2011(10)	500,000	530,515
4.875%, due 05-01-2010(10)	200,000	208,838

PENNSYLVANIA — 0.3%
Allentown, Pennsylvania, New Public Housing Authority, 4.875%, due 05-01-2011(10)	270,000	285,085

Clinton County, Pennsylvania, New Public Housing Authority, 5.25%, due 11-01-2007(10)	200,000	203,312

PUERTO RICO — 7.1%
Puerto Rico Public Buildings Authority Revenue Refunding, Series L, Guaranteed XLCA-ICR,
5.50%, due 07-01-2021(8)	500,000	585,600

Commonwealth of Puerto Rico General Obligation Unlimited, Series A, 5.50%, due 07-01-2020(7)	1,000,000	1,164,680
5.50%, due 07-01-2017(8)	1,100,000	1,263,647

Commonwealth of Puerto Rico, Highway & Transportation, Series E, 5.50%, due 07-01-2023(4)	1,120,000	1,328,869

Commonwealth of Puerto Rico, Highway & Transportation, Grant Antic Revenue,
5.00%, due 09-15-2020(7)	780,000	838,063

Commonwealth of Puerto Rico, Municipal Finance Agency, Series A, 5.00%, due 08-01-2030(4)	500,000	532,000

Commonwealth of Puerto Rico, Municipal Finance Agency, Series C, 5.25%, due 08-01-2023(2)	1,000,000	1,150,100

Commonwealth of Puerto Rico Public Improvement Revenue Refunding, Unrefunded Balance
5.125%, due 07-01-2030(4)	1,215,000	1,279,395
5.25%, due 07-01-2027(4)	755,000	806,974

Commonwealth of Puerto Rico Public Improvement Revenue Refunding
5.125%, prerefunded 07-01-2011 at 100(4)	1,225,000	1,310,958
5.25%, prerefunded 07-01-2011 at 100(4)	1,205,000	1,295,978

SOUTH CAROLINA — 0.1%
Marion, South Carolina, New Public Housing Authority, 4.875%, due 09-01-2010(10)	200,000	209,616

TENNESSEE — 0.1%
Nashville, Tennessee, New Public Housing Authority, 5.00%, due 08-01-2010(10)	190,000	199,774

TEXAS — 0.2%
Waco, Texas, New Public Housing Authority, 4.875%, due 12-01-2009(10)	340,000	353,216

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

VIRGIN ISLANDS — 1.4%
Virgin Islands Water and Power Authority Revenue Bonds,
Water System Revenue Refunding, 5.25%, due 07-01-2012(7)	$ 255,000	$ 270,229

Virgin Islands Water and Power Authority Revenue Bonds, Electric System Revenue,
5.00%, due 07-01-2010(1)	470,000	493,514
5.00%, due 07-01-2009(1)	1,500,000	1,555,860

WISCONSIN — 81.2%
Appleton, Wisconsin, Redevelopment Authority Fox Cities Performing Arts Project,
4.85%, due 09-01-2019 (LOC: Associated Bank, N.A.)	435,000	449,520
4.75%, due 09-01-2017 (LOC: Associated Bank, N.A.)	360,000	372,528

Ashland, Wisconsin, Housing Authority Student Housing Revenue, Northland College Project,
5.10%, due 04-01-2018	500,000	510,215

Ashwaubenon, Wisconsin, Community Development Authority Lease Revenue, Arena Project, Series A,
5.80%, prerefunded 06-01-2009 at 100	1,370,000	1,446,295
5.70%, prerefunded 06-01-2009 at 100	360,000	379,166
5.60%, prerefunded 06-01-2009 at 100	100,000	105,080
5.20%, prerefunded 06-01-2009 at 100	200,000	208,206

Ashwaubenon, Wisconsin, Community Development Authority Revenue Refunding, Arena Project,
5.00%, due 06-01-2023	925,000	972,693
5.20%, due 06-01-2022	500,000	534,095
5.05%, due 06-01-2019	1,030,000	1,092,542
4.70%, due 06-01-2015	500,000	521,135

Village of Blue Mounds, Wisconsin (Dane County), Community Development Lease Revenue,
4.75%, due 04-01-2023	250,000	259,407

Burlington, Wisconsin Racine and Walworth Counties,
Community Development Lease Revenue Refunding, Series 2005,
4.10%, due 04-01-2017	750,000	749,977
4.00%, due 04-01-2016	200,000	199,218

Clintonville, Wisconsin, Redevelopment Authority Lease Revenue Bonds,
4.40%, due 06-01-2021	75,000	76,206
4.30%, due 06-01-2020	75,000	75,869
4.25%, due 06-01-2019	75,000	75,822

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Cudahy, Wisconsin, Community Development Authority
Redevelopment Lease Revenue, dated 08-01-1999
5.125%, due 06-01-2019	$1,595,000	$ 1,655,514
5.10%, due 06-01-2017	2,430,000	2,520,712
4.70%, due 06-01-2009	150,000	153,837

Cudahy, Wisconsin, Community Development Authority
Redevelopment Lease Revenue, unrefunded balance
5.00%, due 06-01-2014	170,000	175,761

Cudahy, Wisconsin, Community Development Authority
Redevelopment Lease Revenue, dated 12-01-2002
4.00%, due 06-01-2012	100,000	101,548

Cudahy, Wisconsin, Community Development Authority
Redevelopment Lease Revenue, dated 11-01-2003
3.65%, due 06-01-2013	200,000	198,494
3.30%, due 06-01-2011	175,000	171,022
3.00%, due 06-01-2010	125,000	120,991

Cudahy, Wisconsin, Community Development Authority
Lease Revenue Refunding, Series 2005
3.25%, due 06-01-2011	250,000	243,367
3.00%, due 06-01-2010	250,000	241,610

Cudahy, Wisconsin, Community Development Authority Lease Revenue Refunding, Series 2006
4.25%, due 06-01-2017	500,000	511,850

Eau Claire, Wisconsin, Housing Authority Housing Revenue
Refunding, London Hill Townhouses Project, Series A,
6.25%, due 05-01-2015	560,000	561,523

Fontana-on-Geneva Lake, Wisconsin (Walworth County) Redevelopment Lease Revenue Series 2005,
4.375%, due 06-01-2022	500,000	501,425
4.20%, due 06-01-2018	100,000	99,634

Glendale, Wisconsin, Community Development Authority Lease Revenue,
Tax Increment District No. 7, Series A,
5.40%, prerefunded 09-01-2008 at 100	3,275,000	3,378,195
5.30%, prerefunded 09-01-2008 at 100	100,000	102,976

Glendale, Wisconsin, Community Development Authority Lease Revenue, Tax Increment District No. 7,
4.875%, due 09-01-2019	1,000,000	1,036,680
4.75%, due 09-01-2017	1,250,000	1,290,725

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Glendale, Wisconsin, Community Development Authority Lease
Revenue Refunding, Tax Increment District No. 7,
4.50%, due 09-01-2018	$2,000,000	$ 2,047,240
4.35%, due 09-01-2016	1,000,000	1,012,790

Glendale, Wisconsin Community Development Authority Lease
Revenue, Series 2004A, (Bayshore Public Parking Facility),
5.00%, due 10-01-2024	1,500,000	1,597,680

Glendale, Wisconsin Community Development Authority Lease
Revenue, Series 2005A, (Bayshore Public Parking Facility),
4.75%, due 10-01-2027	1,000,000	1,030,000

Grant County, Wisconsin, Housing Authority Revenue Refunding, Orchard Manor Project,
5.35%, due 07-01-2026	1,000,000	1,015,480
5.25%, due 07-01-2018	500,000	506,305

Green Bay/Brown County Professional Football Stadium
District Sales Tax Revenue, Lambeau Field Renovation Project,
5.00%, due 02-01-2019(1)	2,500,000	2,607,475
4.90%, due 02-01-2016(1)	1,000,000	1,044,680
4.85%, due 02-01-2015(1)	1,020,000	1,065,625

Green Bay, Wisconsin, Housing Authority Housing Revenue
Refunding Student Housing, University Village Housing, Inc. Project,
6.00%, due 04-01-2017	165,000	166,660

Green Bay, Wisconsin, Housing Authority Housing Revenue
Student Housing, University Village Housing, Series A
5.125%, due 04-01-2021	75,000	76,636

Green Bay, Wisconsin, Redevelopment Authority
Lease Revenue, Convention Center Project, Series A,
5.10%, due 06-01-2029	1,500,000	1,557,870

Green Bay, Wisconsin Redevelopment Authority Lease Revenue
Refunding, Series 2006 (Convention Center Project),
4.30%, due 06-01-2029	1,000,000	1,002,310
4.20%, due 06-01-2025	1,000,000	1,003,890

Green Bay, Wisconsin, Redevelopment Authority
Revenue, Bellin Memorial Hospital Project, Series A,
5.50%, due 02-15-2021	400,000	419,744

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Jackson, Wisconsin, Community Development Authority Revenue Refunding,
5.10%, due 12-01-2017	$ 725,000	$ 740,268
4.90%, due 12-01-2013	100,000	102,201
4.35%, due 12-01-2008	100,000	100,312

Johnson Creek, Wisconsin, Community Development
Authority, Lease Revenue Bond, Tax Incremental District # 2,
4.85%, due 12-01-2022	200,000	210,006

Kenosha, Wisconsin, Housing Authority Multifamily Housing,
Revenue GNMA Collateralized, Villa Ciera Project, Series A,
6.00%, due 11-20-2041(4)	1,000,000	1,036,240

Little Chute, Wisconsin, Community Development
Authority Lease Revenue Refunding Bonds, Series 2004,
4.35%, due 03-01-2018	200,000	205,166
4.25%, due 03-01-2017	200,000	204,416

Madison, Wisconsin, Community Development Authority Revenue Quarters, 2nd Mortgage,
5.875%, (variable after 07-01-2011) due 07-01-2016(5)	185,000	185,204

Madison, Wisconsin, Community Development Authority
Revenue, Meriter Retirement Services, Inc. Project,
6.125%, due 12-01-2019	1,500,000	1,501,290

Madison, Wisconsin, Community Development Authority Revenue, Fluno Center Project,
5.00%, due 11-01-2020 (LOC: Northern Trust Company)	3,050,000	3,132,503

Mayville, Wisconsin Community Development Lease Revenue Refunding, Series 2005,
4.15%, due 04-01-2017	175,000	176,106
3.90%, due 04-01-2015	200,000	199,994
3.80%, due 04-01-2014	300,000	298,842
3.65%, due 04-01-2013	175,000	173,710

Medford, Wisconsin, Community Development Lease Revenue Refunding, Series 2004A,
4.60%, due 12-01-2021	245,000	250,206
4.55%, due 12-01-2020	230,000	234,611
4.50%, due 12-01-2019	220,000	224,283

Middleton, Wisconsin, Community Development Authority Lease Revenue, Series A,
4.55%, due 10-01-2018	500,000	515,930
4.35%, due 10-01-2017	1,630,000	1,668,338
2.90%, due 10-01-2007	100,000	99,031

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Milton, Wisconsin, Community Development Authority, (Rock County), Lease Revenue,
4.60%, due 04-01-2026	$ 360,000	$ 370,523
4.50%, due 04-01-2021	125,000	128,376

Milwaukee, Wisconsin, Redevelopment Authority Development
Revenue Refunding, 2430 West Wisconsin Avenue Project,
3.60%, due 03-01-2014(4)	310,000	307,622
3.50%, due 03-01-2013(4)	645,000	637,041
3.40%, due 03-01-2012(4)	480,000	473,534
3.25%, due 03-01-2011(4)	500,000	487,280
3.00%, due 03-01-2010(4)	230,000	224,469

Milwaukee, Wisconsin Redevelopment Authority
Development Revenue Refunding Marquette University Project,
4.35%, due 11-01-2018(8)	500,000	511,385
4.25%, due 11-01-2017(8)	1,000,000	1,021,770
4.15%, due 11-01-2016(8)	1,275,000	1,298,715

Milwaukee, Wisconsin Redevelopment Authority Lease Revenue
Series 2005A, (Milwaukee Public Schools- Congress, Graig and Fratney),
4.60%, due 08-01-2022	500,000	517,070
4.50%, due 08-01-2020	500,000	511,060

Milwaukee, Wisconsin, Redevelopment Authority
Revenue Bonds, Milwaukee Public Schools-Neighborhood Schools Initiative,
4.125%, due 08-01-2018(1)	2,010,000	2,034,120
4.10%, due 08-01-2017(1)	1,000,000	1,015,270
4.00%, due 08-01-2016(1)	1,000,000	1,011,750
3.80%, due 08-01-2014(1)	1,000,000	1,004,690
3.65%, due 08-01-2013(1)	2,000,000	1,996,360
3.25%, due 08-01-2011(1)	500,000	488,635

Milwaukee, Wisconsin, Redevelopment Authority Milwaukee School of Engineering Project, Series B,
3.50%, due 07-01-2009 (LOC: Marshall & Ilsley)	250,000	250,055

Milwaukee, Wisconsin Redevelopment Authority Mortgage
Revenue Refunding Schlitz Park Project, Series A,
5.50%, due 01-01-2017	2,565,000	2,568,771

Milwaukee, Wisconsin Redevelopment Authority Mortgage
Revenue Refunding Schlitz Park Project, Series B,
5.60%, due 01-01-2015	2,020,000	2,030,019

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Milwaukee, Wisconsin Redevelopment Authority Revenue Summerfest Project,
4.95%, due 08-01-2020	$1,250,000	$ 1,307,925
4.85%, due 08-01-2017	500,000	521,465
4.80%, due 08-01-2016	500,000	520,390
4.70%, due 08-01-2015	500,000	518,240

Milwaukee, Wisconsin Redevelopment Authority Development Revenue
Refunding YMCA of Metropolitan Milwaukee Inc. Project,
5.10%, due 12-01-2023 (LOC: Marshall & Ilsley)	1,000,000	1,005,810

Milwaukee, Wisconsin Redevelopment Authority
Revenue YWCA of Greater Milwaukee Project, Series A,
5.30%, due 06-01-2029 (LOC: Marshall & Ilsley)	1,800,000	1,877,814
5.25%, due 06-01-2019 (LOC: Marshall & Ilsley)	430,000	445,893

Milwaukee, Wisconsin Redevelopment Authority
Revenue YWCA of Greater Milwaukee Project, Series B,
5.20%, due 06-01-2029 (LOC: Marshall & Ilsley)	355,000	370,382
5.15%, due 06-01-2019 (LOC: Marshall & Ilsley)	200,000	207,916

Muskego Wisconsin Community Development Authority
Community Development Lease Revenue, Series 2003,
4.00%, due 06-01-2018	75,000	74,040
3.90%, due 06-01-2017	110,000	108,125
3.80%, due 06-01-2016	100,000	96,931

Neenah, Wisconsin Community Development Authority Lease Revenue, Series 2004A,
4.70%, due 12-01-2028	1,250,000	1,282,912
5.125%, due 12-01-2023	1,000,000	1,072,690
4.30%, due 12-01-2020	1,000,000	1,022,590

New Berlin Wisconsin Housing Authority Revenue Capital Appreciation, Apple Glen Project, Series A,
Zero %, due 05-01-2010	70,000	61,309
Zero %, due 11-01-2009	65,000	58,122
Zero %, due 05-01-2009	70,000	63,773
Zero %, due 11-01-2007	65,000	62,704
Zero %, due 05-01-2007	70,000	68,759

North Fond du Lac, Wisconsin Redevelopment Lease Revenue Refunding, Series 2005,
4.35%, due 12-01-2017	325,000	326,199

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Oak Creek, Wisconsin Housing Authority Revenue Refunding, Wood Creek Project,
5.625%, due 07-20-2029(5)	$2,205,000	$ 2,209,741
5.50%, due 07-20-2019(5)	1,000,000	1,002,310

Oak Creek, Wisconsin Housing Authority Revenue Capital Appreciation, Wood Creek Project,
Zero %, due 01-20-2014(5)	60,000	40,325
Zero %, due 07-20-2013(5)	125,000	86,605
Zero %, due 01-20-2013(5)	125,000	89,010
Zero %, due 01-20-2012(5)	65,000	48,588
Zero %, due 07-20-2011(5)	125,000	95,644
Zero %, due 01-20-2011(5)	125,000	98,399
Zero %, due 07-20-2007(5)	50,000	47,123

Oconto Falls, Wisconsin Community Development
Authority Revenue, Oconto Falls Tissue, Inc. Project,
7.75%, due 12-01-2022	800,000	760,056

Oconto Falls, Wisconsin Community Development Authority Development Revenue,
8.125%, due 12-01-2022	1,400,000	1,328,964

Onalaska, Wisconsin, Community Development Authority Lease Revenue,
4.15%, due 10-01-2016	200,000	203,604
4.00%, due 10-01-2015	100,000	101,203
3.90%, due 10-01-2014	100,000	101,146
3.65%, due 10-01-2012	100,000	99,787

Oostburg, Wisconsin Community Development Authority Lease Revenue,
4.40%, due 05-01-2022	110,000	111,364
4.35%, due 05-01-2021	105,000	106,184

Oshkosh, Wisconsin Housing Authority Revenue,
GNMA Collateralized, VNA Assisted Living Inc. Project,
5.75%, due 09-20-2038(4)	1,260,000	1,264,700
5.45%, due 09-20-2017(4)	125,000	125,477

Schofield, Wisconsin Community Development Authority,
Redevelopment Lease Revenue Refunding Bond, Series 2004
4.60%, due 10-01-2017	100,000	103,438
4.50%, due 10-01-2015	100,000	103,453

Sheboygan, Wisconsin Housing Authority Multifamily Revenue Refunding,
GNMA Collateralized, Lake Shore Apartments Project, Series A,
5.10%, due 11-20-2026(4)	1,000,000	1,007,950

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Slinger, Wisconsin Redevelopment Authority Lease Revenue Refunding,
4.70%, due 09-01-2012	$ 400,000	$ 402,432

Southeast Wisconsin Professional Baseball Park District
League Capital Appreciation Certificate of Participation,
Zero %, due 12-15-2017(7)	1,000,000	638,960
Zero %, due 12-15-2015(7)	970,000	680,872

Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 1996,
5.75%, prerefunded 03-13-2007 at 101(7)	1,095,000	1,114,688
5.55%, prerefunded 03-13-2007 at 101(7)	1,400,000	1,424,178

Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue Refunding, Series A,
5.50%, due 12-15-2026(7)	2,500,000	2,950,150
5.50%, due 12-15-2018(7)	250,000	288,060

Southeast Wisconsin Professional Baseball Park District Sales Tax Revenue, Series 2001A,
5.10%, due 12-15-2029(7)	270,000	290,020

Southeast Wisconsin Professional Baseball Park
District Sales Tax Revenue Refunding, Junior Lien, Series B
5.50%, due 12-15-2009(7)	615,000	649,508

Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series A,
5.20%, due 10-01-2021	1,000,000	1,029,260

Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series 2006A,
4.50%, due 10-01-2021	500,000	510,010
4.35%, due 10-01-2018	1,100,000	1,118,590

Sturgeon Bay, Wisconsin Waterfront Redevelopment Authority Lease Revenue Series B-ACA-CBI,
5.15%, due 10-01-2020	500,000	514,640
5.00%, due 10-01-2017	1,000,000	1,026,530

Sun Prairie, Wisconsin Community Development Authority Lease Revenue, Series 2003,
4.50%, due 08-01-2021	150,000	153,941
4.40%, due 08-01-2020	150,000	153,330

Sun Prairie, Wisconsin Community Development Lease Revenue,
Series 2005, (Tax Incremental District No. 8),
4.35%, due 08-01-2022	975,000	994,149
4.30%, due 08-01-2021	975,000	992,745

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Verona, Wisconsin (Dane County), Community Development
Authority Community Development Lease Revenue,
4.25%, due 12-01-2021	$ 50,000	$ 50,151
4.20%, due 12-01-2020	50,000	50,242
4.00%, due 12-01-2018	50,000	49,809
3.90%, due 12-01-2017	100,000	99,110
3.80%, due 12-01-2016	100,000	98,352

Verona, Wisconsin, Community Development Authority,
Community Development Lease Revenue, 2004 Series,
4.85%, due 02-01-2022	200,000	209,562
4.80%, due 02-01-2020	100,000	104,216

Verona, Wisconsin, Community Development Authority,
Community Development Lease Revenue, Series A,
5.50%, due 06-01-2017	445,000	449,014

Walworth County, Wisconsin Housing Authority Housing
Revenue, FHA, Kiwanis Heritage Senior Apartments Project,
5.70%, due 03-01-2039(3)	460,000	462,622

Waterford, Wisconsin Community Development Lease Revenue Refunding, Series 2005,
4.65%, due 10-01-2020	750,000	768,938

Watertown, Wisconsin Community Development Authority Redevelopment Lease Revenue, Series A,
5.00%, due 05-01-2018	750,000	776,828

Waukesha, Wisconsin Housing Authority Revenue Refunding, Oak Hills Terrace Project, Series A
4.50%, due 12-01-2027	725,000	735,832

Waukesha, Wisconsin Redevelopment Authority Development Revenue,
GNMA Collateralized, Avalon Square, Inc. Project,
5.00%, due 06-20-2021(4)	1,000,000	1,060,680

Waupaca, Wisconsin, Community Development Authority, Community Lease Revenue Bond, Series A,
4.60%, due 04-01-2017	300,000	311,436
4.50%, due 04-01-2016	100,000	103,501

Waupaca, Wisconsin, Community Development Authority, Lease Revenue, Series 2003A,
4.50%, due 04-01-2017	200,000	205,030
4.40%, due 04-01-2016	200,000	203,912
4.20%, due 04-01-2014	100,000	101,344

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Wauwatosa, Wisconsin Housing Capital Appreciation Revenue
Refunding, Hawthorne Terrace Project, Series A,
Zero %, due 11-01-2010	$ 100,000	$ 85,938
Zero %, due 05-01-2010	105,000	91,963
Zero %, due 11-01-2009	100,000	89,419
Zero %, due 05-01-2009	105,000	95,659
Zero %, due 11-01-2008	100,000	92,949
Zero %, due 05-01-2008	105,000	99,401

Wauwatosa, Wisconsin Redevelopment Authority Lease Revenue,
5.65%, due 12-01-2015(7)	750,000	767,205

West Bend, Wisconsin Redevelopment Authority Lease Revenue,
4.65%, due 10-01-2028	250,000	255,298
4.60%, due 10-01-2025	150,000	154,416
4.55%, due 10-01-2024	250,000	256,815
4.50%, due 10-01-2023	250,000	256,268

Weston, Wisconsin Community Development Authority Lease Revenue,
4.45%, due 10-01-2019	500,000	511,025
4.35%, due 10-01-2018	500,000	509,250

Weston, Wisconsin Community Development Lease Revenue, Series 2004A,
4.70%, due 10-01-2021	1,230,000	1,275,178
4.40%, due 10-01-2018	500,000	508,105
4.25%, due 10-01-2017	200,000	203,536
4.10%, due 10-01-2016	500,000	504,465

Weston, Wisconsin Community Development Lease Revenue, Series 2004B,
4.75%, due 10-01-2023	140,000	145,037
4.75%, due 10-01-2022	130,000	134,944

Winnebago County, Wisconsin Housing Authority 1st Mortgage
Revenue Refunding, Section 8 Assisted Housing Project,
5.625%, due 05-01-2010(6)	135,000	135,452
5.625%, due 05-01-2009(6)	125,000	125,443
5.625%, due 05-01-2008(6)	120,000	120,448
5.625%, due 05-01-2007(6)	115,000	115,452

Winnebago County, Wisconsin Housing Authority Housing Revenue, Series A,
7.125%, due 03-01-2022	380,000	382,318
6.875%, due 03-01-2012	135,000	135,919

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

LONG-TERM TAX-EXEMPT SECURITIES (Continued)

WISCONSIN (Continued)
Winneconne. Wisconsin Community Development
Authority (Winnebago County) Lease Revenue Bond,
4.40%, due 04/01/2002	$ 335,000	$ 338,983

Wisconsin Center District Junior Dedicated Tax Revenue, Series B,
5.75%, prerefunded 12-15-2006 at 101	3,590,000	3,635,019
5.70%, prerefunded 12-15-2006 at 101	3,265,000	3,305,780

Wisconsin Center District Capital Appreciation Senior Dedicated Tax Revenue,
Zero %, due 12-15-2026(7)	2,500,000	1,029,375

Wisconsin Center District Junior Dedicated Tax Revenue Refunding,
5.25%, due 12-15-2023(4)	1,085,000	1,233,992

Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,
5.00%, due 09-01-2024	110,000	113,546

Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,Series 2006
5.00%, due 03-01-2022	1,500,000	1,588,170

Wisconsin Dells, Wisconsin Community Development Authority Lease Revenue,Series 2005
4.60%, due 03-01-2025	1,200,000	1,208,184

Wisconsin Housing and Economic Development Authority, Housing Revenue, Series 2005E,
4.90%, due 11-01-2035(9)	550,000	561,143
4.70%, due 11-01-2025(9)	275,000	278,847

Wisconsin Housing Finance Authority Revenue,
6.10%, prerefunded 12-01-2017 at 100	1,230,000	1,378,375
6.10%, prerefunded 12-01-2017 at 100	1,145,000	1,291,194

Wrightstown, Wisconsin Community Development Authority Revenue,
6.00%, prerefunded 06-01-2008 at 100	300,000	310,938

Total Long-Term Tax-Exempt Securities (Cost $154,292,200)		159,537,828

SHORT-TERM TAX-EXEMPT SECURITIES — 0.3%

DEMAND NOTES — 0.3%
Green Bay, Wisconsin, Redevelopment Authority Revenue Bellin Memorial Hospital, Series B,
3.48% weekly reset, due 02-15-2031(1)	230,000	230,000

Milwaukee, Wisconsin Redevelopment Authority Development Revenue, Library Hill Project,
3.55%, weekly reset, due 08-01-2023 (LOC: U.S. Bank, N.A.)	45,000	45,000

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

	Principal	Market
Description	Amount	Value

SHORT-TERM TAX-EXEMPT SECURITIES (Continued)

DEMAND NOTES (Continued)
Wisconsin Housing and Economic Development Authority Multifamily Housing, Series A
3.55%, weekly reset, due 10-01-2036 (LOC: Depfa Bank, PLC)	$ 275,000	$ 275,000
Total Demand Notes		550,000

MONEY MARKET — 0.0%
AIM Tax-Free Investments Co.- Cash Reserve Portfolio, Private Class	1,215	1,215
Total Short-Term Tax-Exempt Securities (Cost $551,215)		551,215
TOTAL INVESTMENTS — 98.7% (Cost $154,843,415)		160,089,043
OTHER ASSETS, LESS LIABILITIES — 1.3%		2,180,536
NET ASSETS — 100.0%		$ 162,269,579

LOC: Letter of Credit
Pre-refunded bonds are backed by an escrow or trust containing U.S. Treasury Securities insured or guaranteed by the indicated municipal bond insurance corporation or Federal agency:
  (1)   American Capital Access Holdings Ltd.
  (2)   CIFG Guaranty
  (3)   Federal Housing Administration
  (4)   Financial Security Assurance, Inc.
  (5)   Government National Mortgage Association
  (6)   Housing and Urban Development Section 8
  (7)   Municipal Bond Investors Assurance Corporation
  (8)   XL Capital Assurance, Inc.
  (9)   GO of Authority
(10)   U.S. Government Guarantee Public Housing Administration

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

			Dow Jones	Dow Jones
		NYSE Arca	Equity	U.S.
	S&P 100	Tech 100	Income	Health Care
	Index	Index	100 Plus	100 Plus
Assets:
Investments:
Cost basis of investments	$104,888,615	$513,452,481	$29,405,031	$66,937,949
Long-term investments in securities	$146,562,749	$399,321,678	$31,315,714	$72,666,427
Short-term investments	11,253,994	89,357,133	485,860	10,317,435
Total investments (See Schedule of Investments)	157,816,743	488,678,811	31,801,574	82,983,862
Receivables:
Capital shares sold	118,585	362,394	873,055	180,145
Dividends and interest	127,121	64,049	41,924	43,933
Investments sold	—	1,888,588	3,953	292,227
Margin variation	—	7,030	—	—
Total receivables	245,706	2,322,061	918,932	516,305
Other assets	27,244	58,194	13,272	19,548
Total assets	$158,089,693	$491,059,066	$32,733,778	$83,519,715

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
OCTOBER 31, 2006

			Dow Jones	Dow Jones
		NYSE Arca	Equity	U.S.
	S&P 100	Tech 100	Income	Health Care
	Index	Index	100 Plus	100 Plus
Liabilities:
Payables:
Capital shares redeemed	$370,338	$1,718,510	$362,878	$479,385
Distributions to shareholders	—	—	—	—
Management fees	51,839	103,841	6,106	32,536
Administration fees	12,385	33,893	2,487	6,253
Distribution and shareholder servicing fees	53,957	145,409	14,117	25,367
Other accrued expenses	105,025	268,033	27,814	70,417
Collateral on securities loaned at market value	10,139,842	88,913,700	—	10,124,855
Investments purchased	—	—	874,463	45,151
Line of credit	—	—	—	—
Interest payable on line of credit	—	2,947	—	—
Total liabilities	10,733,386	91,186,333	1,287,865	10,783,964
Total net assets	$147,356,307	$399,872,733	$31,445,913	$72,735,751
Net Assets Consist Of:
Capital stock	93,342,941	490,306,332	28,513,294	58,401,143
Undistributed net investment income	1,238,042	—	(42,521)	—
Accumulated net realized gains(losses) on investments	(175,344)	(65,674,049)	578,597	(1,711,305)
Net unrealized appreciation (depreciation) on investments	52,950,668	(24,759,550)	2,396,543	16,045,913
Total net assets	$147,356,307	$399,872,733	$31,445,913	$72,735,751
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A
Net Asset Value	$111,651,185	$275,176,755	$18,436,726	$26,849,794
Shares Outstanding	3,075,374	11,155,811	1,612,473	2,176,133
Redemption and Reinvestment Price	$36.30	$24.67	$11.43	$12.34
Offering Price	$38.31	$26.04	$12.06	$13.02
Class B
Net Asset Value	$29,930,303	$74,105,693	$7,612,789	$11,048,568
Shares Outstanding	845,456	3,209,642	668,898	933,178
Offering, Redemption and Reinvestment Price	$35.40	$23.09	$11.38	$11.84
Class C
Net Asset Value	$5,377,675	$27,513,781	$5,337,568	$11,471,384
Shares Outstanding	150,972	1,170,541	468,403	968,098
Offering, Redemption and Reinvestment Price	$35.62	$23.51	$11.40	$11.85
Class F
Net Asset Value		$22,592,252		$23,198,132
Shares Outstanding		909,433		1,866,732
Offering, Redemption and Reinvestment Price		$24.84		$12.43
Class R
Net Asset Value	$397,144	$484,252	$58,830	$167,873
Shares Outstanding	11,021	19,752	5,092	13,704
Offering, Redemption and Reinvestment Price	$36.04	$24.52	$11.55	$12.25

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
OCTOBER 31, 2006

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Assets:
Investments:
Cost basis of investments	$63,303,659	$59,549,567	$249,011,288	$154,843,415
Long-term investments in securities	$69,629,592	$70,787,941	$227,850,816	$159,537,828
Short-term investments	11,643,722	—	71,327,558	551,215
Total investments (See Schedule of Investments)	81,273,314	70,787,941	299,178,374	160,089,043
Cash	—	53,667	—	—
Receivables:
Capital shares sold	106,069	288,588	704,844	427,681
Dividends and interest	60,764	—	35,360	2,213,982
Investments sold	179,658	509,500	—	—
Due from advisor	—	2,610	—	—
Total receivables	346,491	800,698	740,204	2,641,663
Other assets	18,412	25,741	29,844	13,245
Total assets	$81,638,217	$71,668,047	$299,948,422	$162,743,951

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF ASSETS AND LIABILITIES (Continued)
OCTOBER 31, 2006

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Liabilities:
Payables:
Capital shares redeemed	$291,911	$778,076	$579,113	$152,550
Distributions to shareholders	—	—	—	133,953
Management fees	32,616	—	143,260	61,531
Administration fees	5,930	6,058	19,101	13,677
Distribution and shareholder servicing fees	22,703	39,208	76,773	39,294
Other accrued expenses	61,424	43,032	50,642	73,367
Collateral on securities loaned at market value	11,401,766	—	67,982,813	—
Investments purchased	31,298	—	2,943,957	—
Line of credit	—	100,000	—	—
Interest payable on line of credit	—	304	—	—
Total liabilities	11,847,648	966,678	71,795,659	474,372
Total net assets:	$69,790,569	$70,701,369	$228,152,763	$162,269,579
Net Assets Consist Of:
Capital stock	50,543,671	58,961,794	177,388,268	161,626,708
Undistributed net investment income	523,238	(27,719)	—	15,701
Accumulated net realized gains (losses) on investments	754,005	528,920	597,409	(4,618,458)
Net unrealized appreciation (depreciation) on investments	17,969,655	11,238,374	50,167,086	5,245,628
Total net assets	$69,790,569	$70,701,369	$228,152,763	$162,269,579
Net Asset Value, Offering Price and Redemption Proceeds per Share
Class A
Net Asset Value	$24,144,347	$33,516,866	$184,239,254	$154,007,825
Shares Outstanding	1,711,115	2,643,875	10,029,600	14,680,067
Redemption and Reinvestment Price	$14.11	$12.68	$18.37	$10.49
Offering Price	$14.89	$13.38	$19.39	$10.87
Class B
Net Asset Value	$9,516,630	$22,193,647	$23,822,965	$3,630,273
Shares Outstanding	680,791	1,790,097	1,371,721	346,302
Offering, Redemption and Reinvestment Price	$13.98	$12.40	$17.37	$10.48
Class C
Net Asset Value	$10,975,942	$14,958,904	$18,953,161	$4,631,481
Shares Outstanding	788,785	1,205,895	1,078,668	441,898
Offering, Redemption and Reinvestment Price	$13.91	$12.40	$17.57	$10.48
Class F
Net Asset Value	$24,992,328
Shares Outstanding	1,763,878
Offering, Redemption and Reinvestment Price	$14.17
Class R
Net Asset Value	$161,322	$31,952	$1,137,383
Shares Outstanding	11,544	2,527	62,247
Offering, Redemption and Reinvestment Price	$13.97	$12.65	$18.27

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF OPERATIONS

For the Year Ended October 31, 2006

			Dow Jones	Dow Jones
		NYSE Arca	Equity	U.S.
	S&P 100	Tech 100	Income	Health Care
	Index	Index	100 Plus	100 Plus
Investment income:
Dividends	$3,306,976	$2,070,553	$762,381	$1,054,414
Interest	27,083	59,340	7,739	9,009
Security lending income - net	21,696	106,387	—	12,145
Total investment income	3,355,755	2,236,280	770,120	1,075,568
Expenses:
Investment advisory fees	620,681	1,296,909	106,824	420,042
Custodian fees	19,389	47,094	3,411	9,681
Transfer agent fees	268,972	714,665	28,363	126,643
Accounting fees	77,722	115,966	22,722	51,258
Distribution and shareholder servicing fees
Class A	274,022	730,125	30,104	72,467
Class B	322,757	831,282	47,011	120,211
Class C	69,939	305,341	26,727	115,260
Class R	1,542	2,150	73	498
Audit and tax fees	22,155	46,382	13,664	23,732
Legal fees	21,372	44,464	2,549	11,301
Registration	42,148	55,228	31,776	44,497
Communication	38,772	115,754	5,150	24,391
Director fees	35,838	103,988	3,418	18,077
Administration fees	149,072	429,599	19,441	76,493
License fees	19,829	123,292	14,044	12,425
Deferred offering costs	—	—	23,475	—
Other expenses[1]	47,715	88,631	13,570	31,217
Total expenses	2,031,925	5,050,870	392,322	1,158,193
Less advisor reimbursement	(149,135)	—	(113,559)	(13,569)
Less broker reimbursement	—	(91,829)	—	—
Net expenses	1,882,790	4,959,041	278,763	1,144,624
Net investment income (loss)	1,472,965	(2,722,761)	491,357	(69,056)
Net realized gains (losses) on investments	2,113,417	(60,577,488)	515,838	(723,589)
Net unrealized appreciation on investments	18,785,467	88,215,409	2,841,833	7,220,041
Net gains on investments	20,898,884	27,637,921	3,357,671	6,496,452
Net increase in net assets resulting from operations	$22,371,849	$24,915,160	$3,849,028	$6,427,396

1   Included in other expenses is $40,204, which is the Funds’ portion of the compensation paid to the Funds’ Chief Compliance Officer.

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended October 31, 2006

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Investment income:
Dividends	$1,766,031	$352,069	$949,740	$—
Interest	7,877	—	82,199	7,361,679
Security lending income - net	8,118	—	68,247	—
Total investment income	1,782,026	352,069	1,100,186	7,361,679
Expenses:
Investment advisory fees	374,976	72,384	1,361,565	795,355
Custodian fees	9,123	7,698	18,152	17,525
Transfer agent fees	97,072	135,261	176,375	92,601
Accounting fees	47,143	49,254	86,780	80,796
Distribution and shareholder servicing fees
Class A	58,171	84,802	347,449	378,470
Class B	94,224	225,122	255,193	35,948
Class C	107,399	160,874	163,854	43,446
Class R	382	37	5,587	—
Audit and tax fees	22,646	18,071	32,920	33,873
Legal fees	9,598	6,748	18,228	17,898
Registration	43,843	48,886	45,393	3,369
Communication	16,002	17,794	30,507	13,707
Director fees	15,454	17,129	31,693	35,770
Administration fees	68,275	72,490	181,750	159,324
License fees	14,475	—	—	—
Deferred organization costs	—	—	—	—
Other expenses[1]	28,268	18,526	35,982	75,918
Total expenses	1,007,051	935,076	2,791,428	1,784,000
Less advisor reimbursement	(2,921)	(66,299)	—	(6,853)
Less broker reimbursement	—	—	—	—
Net expenses	1,004,130	868,777	2,791,428	1,777,147
Net investment income (loss)	777,896	(516,708)	(1,691,242)	5,584,532
Net realized gains on investments	1,093,552	703,168	1,136,341	92,861
Capital gain distributions from regulated investment companies	—	396,626	—	—
Net unrealized appreciation on investments	9,389,737	6,246,440	18,364,243	1,998,196
Net gains on investments	10,483,289	7,346,234	19,500,584	2,091,057
Net increase in net assets resulting from operations	$11,261,185	$6,829,526	$17,809,342	$7,675,589
1 Included in other expenses is $40,204, which is the Funds’ portion of the compensation paid to the Funds’ Chief Compliance Officer.

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Year Ended October 31, 2006

			Dow Jones	Dow Jones
		NYSE Arca	Equity	U.S.
	S&P 100	Tech 100	Income	Health Care
	Index	Index	100 Plus	100 Plus
Operations:
Net investment income (loss)	$1,472,965	$(2,722,761)	$491,357	$(69,056)
Net realized gains (losses) on investments	2,113,417	(60,577,488)	515,838	(723,589)
Net unrealized appreciation on investments	18,785,467	88,215,409	2,841,833	7,220,041
Net increase in net assets resulting from operations	22,371,849	24,915,160	3,849,028	6,427,396
Distributions to shareholders:
Net investment income
Class A	(1,293,371)	—	(312,425)	—
Class B	(94,316)	—	(95,371)	—
Class C	(12,321)	—	(52,250)	—
Class F	—	—	—	—
Class R	(40)	—	(277)	—
Net realized gains on investments
Class A	—	—	(52,981)	(335,394)
Class B	—	—	(19,034)	(144,691)
Class C	—	—	(8,866)	(132,761)
Class F	—	—	—	(257,600)
Class R	—	—	(1)	(80)
Total distributions	(1,400,048)	—	(541,205)	(870,526)
Capital share transactions:
Proceeds from shares issued	6,503,639	70,380,792	18,187,767	9,278,495
Net asset value of shares issued in distributions	1,283,537	—	454,043	575,469
Cost of shares redeemed	(44,277,475)	(128,650,336)	(2,980,331)	(19,404,262)
Net increase (decrease) in net assets from capital share transactions	(36,490,299)	(58,269,544)	15,661,479	(9,550,298)
Total increase (decrease)	(15,518,498)	(33,354,384)	18,969,302	(3,993,428)
Net assets:
Balance at beginning of period	162,874,805	433,227,117	12,476,611	76,729,179
Balance at end of period	$147,356,307	$399,872,733	$31,445,913	$72,735,751
Undistributed net investment income at end of period	$1,238,042	$—	$(42,521)	$—

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

For the Year Ended October 31, 2006

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Operations:
Net investment income (loss)	$777,896	$(516,708)	$(1,691,242)	$5,584,532
Net realized gains on investments	1,093,552	703,168	1,136,341	92,861
Capital gain distributions from regulated investment companies	—	396,626	—	—
Net unrealized appreciation on investments	9,389,737	6,246,440	18,364,243	1,998,196
Net increase in net assets resulting from operations	11,261,185	6,829,526	17,809,342	7,675,589
Distributions to shareholders:
Net investment income
Class A	(288,456)	—	—	(5,345,995)
Class B	(44,998)	—	—	(101,202)
Class C	(61,537)	—	—	(122,065)
Class F	(352,069)	—	—	—
Class R	—	—	—	—
Net realized gains on investments
Class A	(137,127)	(42,882)	—	—
Class B	(57,112)	(29,411)	—	—
Class C	(63,564)	(20,286)	—	—
Class F	(139,025)	—	—	—
Class R	—	—	—	—
Total distributions	(1,143,888)	(92,579)	—	(5,569,262)
Capital share transactions:
Proceeds from shares issued	8,696,209	14,606,676	109,941,572	17,887,416
Net asset value of shares issued in distributions	607,647	86,116	—	4,051,961
Cost of shares redeemed	(13,885,285)	(18,410,519)	(34,906,208)	(19,603,184)
Net increase (decrease) in net assets from capital share transactions	(4,581,429)	(3,717,727)	75,035,364	2,336,193
Total increase	5,535,868	3,019,220	92,844,706	4,442,520
Net assets:
Balance at beginning of period	64,254,701	67,682,149	135,308,057	157,827,059
Balance at end of period	$69,790,569	$70,701,369	$228,152,763	$162,269,579
Undistributed net investment income at end of period	$523,238	$(27,719)	$—	$15,701

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS

			For the Period	For the
			April 1, 2005#	Year Ended
	For the Year Ended		through	October 31,
	October 31, 2005		October 31, 2005	2005

			Dow Jones	Dow Jones
		NYSE Arca	Equity	U.S.
	S&P 100	Tech 100	Income	Health Care
	Index	Index	100 Plus	100 Plus
Operations:
Net investment income (loss)	$2,421,002	$(2,975,965)	$91,359	$(213,828)
Net realized gains (losses) on investments	(1,574,922)	2,231,633	53,255	136,789
Net unrealized appreciation (depreciation) on investments	6,869,052	46,145,923	(445,290)	8,632,945
Net increase (decrease) in net assets resulting from operations	7,715,132	45,401,591	(300,676)	8,555,906
Distributions to shareholders:
Net investment income
Class A	(1,875,518)	—	(53,580)	—
Class B	(260,012)	—	(13,672)	—
Class C	(80,973)	—	(7,245)	—
Class F	—	—	—	—
Class R	—	—	—	—
Net realized gains on investments
Class A	—	—	—	(96,306)
Class B	—	—	—	(46,286)
Class C	—	—	—	(36,221)
Class F	—	—	—	(55,340)
Class R	—	—	—	—
Total distributions	(2,216,503)	—	(74,497)	(234,153)
Capital share transactions:
Proceeds from shares issued	8,056,090	82,743,461	13,011,430	21,610,765
Net asset value of shares issued in distributions	2,015,320	—	59,145	171,834
Cost of shares redeemed	(49,977,932)	(117,749,743)	(218,791)	(17,125,205)
Net increase (decrease) in net assets from capital share transactions	(39,906,522)	(35,006,282)	12,851,784	4,657,394
Total increase (decrease)	(34,407,893)	10,395,309	12,476,611	12,979,147
Net assets:
Balance at beginning of period	197,282,698	422,831,808	—	63,750,032
Balance at end of period	$162,874,805	$433,227,117	$12,476,611	$76,729,179
Undistributed net investment income at end of period	$1,165,125	$—	$(5,063)	$—

# Commencement of operations.

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the Year Ended October 31, 2005
	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Operations:
Net investment income (loss)	$733,193	$(556,108)	$(1,216,709)	$5,477,842
Net realized gains (losses) on security transactions	(11,634)	322,410	3,350,699	95,312
Capital gain distributions from regulated investment companies	—	92,582	—	—
Net unrealized appreciation (depreciation) on investments	4,019,349	5,163,929	13,530,691	(3,054,134)
Net increase in net assets resulting from operations	4,740,908	5,022,813	15,664,681	2,519,020
Distributions to shareholders:
Net investment income
Class A	(199,635)	—	—	(5,275,552)
Class B	(18,944)	—	—	(99,128)
Class C	(22,062)	—	—	(111,826)
Class F	(159,433)	—	—	—
Class R	—	—	—	—
Net realized gains on investments
Class A	(57,048)	—	—	—
Class B	(23,944)	—	—	—
Class C	(21,314)	—	—	—
Class F	(37,242)	—	—	—
Class R	—	—	—	—
Total distributions	(539,622)	—	—	(5,486,506)
Capital share transactions:
Proceeds from shares issued	14,335,207	29,552,988	59,393,306	15,741,859
Net asset value of shares issued in distributions	327,107	—	—	3,973,279
Cost of shares redeemed	(13,637,492)	(9,315,950)	(13,304,492)	(16,985,821)
Net increase in net assets from capital share transactions	1,024,822	20,237,038	46,088,814	2,729,317
Total increase (decrease)	5,226,108	25,259,851	61,753,495	(238,169)
Net assets:
Balance at beginning of period	59,028,593	42,422,298	73,554,562	158,065,228
Balance at end of period	$64,254,701	$67,682,149	$135,308,057	$157,827,059
Undistributed net investment income at end of period	$564,813	$(45,806)	$—	$431

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
	Net Asset Value,	Net	and Unrealized	Total from	from Net	Net Realized
	Beginning of	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$31.53	.44	4.70	5.14	(.37)	—
For the year ended October 31, 2005	$30.75	.51	.70	1.21	(.43)	—
For the year ended October 31, 2004	$29.57	.25	1.15	1.40	(.22)	—
For the year ended October 31, 2003	$25.59	.22	3.89	4.11	(.13)	—
For the year ended October 31, 2002	$30.78	.15	(5.34)	(5.19)	—	—

Class B Shares
For the year ended October 31, 2006	$30.72	.11	4.66	4.77	(.09)	—
For the year ended October 31, 2005	$29.95	.20	.75	.95	(.18)	—
For the year ended October 31, 2004	$28.83	(.01)	1.15	1.14	(.02)	—
For the year ended October 31, 2003	$25.01	—	3.82	3.82	—	—
For the year ended October 31, 2002	$30.31	(.08)	(5.22)	(5.30)	—	—

Class C Shares
For the year ended October 31, 2006	$30.86	.11	4.69	4.80	(.04)	—
For the year ended October 31, 2005	$30.11	.21	.73	.94	(.19)	—
For the year ended October 31, 2004	$29.00	.01	1.14	1.15	(.04)	—
For the year ended October 31, 2003	$25.15	.02	3.83	3.85	—	—
For the year ended October 31, 2002	$30.48	(.07)	(5.26)	(5.33)	—	—

Class R Shares
For the year ended October 31, 2006	$31.51	.52	4.43	4.95	(.42)	—
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$31.80	.00	(.29)	(.29)	(.00)	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

S&P 100 INDEX FUND

FINANCIAL HIGHLIGHTS (Continued)

												Ratio of Net
												Investment
					Net			Ratio of		Ratio of		Income
Distributions					Assets,	Ratio of		Net Investment		Expenses (prior to		(Loss) (prior to
in Excess of		Net Asset			End of	Net Expenses		Income (Loss)		reimbursements)		reimbursements)		Portfolio
Net Realized	Total	Value, End	Total		Period	to Average		to Average		to Average		to Average		Turnover
Capital Gains	Distributions	of Period	Return(a)		(000s)	Net Assets(d)		Net Assets(d)		Net Assets		Net Assets		Rate

—	(.37)	$36.30	16.44%		$111,651	1.06%		1.18%		1.16%		1.08%		4.34%
—	(.43)	$31.53	3.89%		$117,778	1.11%		1.51%		1.13%		1.49%		11.81%
—	(.22)	$30.75	4.74%		$137,175	1.13%		.74%		1.13%		.74%		4.06%
—	(.13)	$29.57	16.14%		$151,908	1.16%		.78%		1.16%		.78%		5.99%
—	—	$25.59	(16.86)%		$142,765	1.11%		.49%		1.11%		.49%		16.13%

—	(.09)	$35.40	15.55%		$29,930	1.81%		.44%		1.91%		.34%		4.34%
—	(.18)	$30.72	3.14%		$35,257	1.86%		.80%		1.88%		.78%		11.81%
—	(.02)	$29.95	3.97%		$46,854	1.88%		(.01)%		1.88%		(.01)%		4.06%
—	—	$28.83	15.27%		$50,176	1.90%		.04%		1.90%		.04%		5.99%
—	—	$25.01	(17.49)%		$46,464	1.86%		(.27)%		1.86%		(.27)%		16.13%

—	(.04)	$35.62	15.59%		$5,378	1.82%		.48%		1.92%		.38%		4.34%
—	(.19)	$30.86	3.10%		$9,839	1.86%		.80%		1.88%		.78%		11.81%
—	(.04)	$30.11	3.97%		$13,254	1.88%		(.02)%		1.88%		(.02)%		4.06%
—	—	$29.00	15.31%		$10,380	1.90%		.03%		1.90%		.03%		5.99%
—	—	$25.15	(17.49)%		$7,790	1.86%		(.27)%		1.86%		(.27)%		16.13%

—	(.42)	$36.04	15.89%		$397	1.54%		.54%		1.64%		.44%		4.34%

—	(.00)	$31.51	(0.91	)%(c)	$1	2.42	%(b)	.00	%(b)	2.42	%(b)	.00	%(b)	11.81	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
	Net Asset Value,	Net	and Unrealized	Total from	from Net	Net Realized
	Beginning of	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$23.10	(.12)	1.69	1.57	—	—
For the year ended October 31, 2005	$20.73	(.11)	2.48	2.37	—	—
For the year ended October 31, 2004	$19.50	(.14)	1.37	1.23	—	—
For the year ended October 31, 2003	$13.31	(.12)	6.31	6.19	—	—
For the year ended October 31, 2002	$18.09	(.16)	(4.35)	(4.51)	—	(.27)

Class B Shares
For the year ended October 31, 2006	$21.78	(.31)	1.62	1.31	—	—
For the year ended October 31, 2005	$19.69	(.28)	2.37	2.09	—	—
For the year ended October 31, 2004	$18.66	(.30)	1.33	1.03	—	—
For the year ended October 31, 2003	$12.83	(.23)	6.06	5.83	—	—
For the year ended October 31, 2002	$17.59	(.31)	(4.18)	(4.49)	—	(.27)

Class C Shares
For the year ended October 31, 2006	$22.17	(.31)	1.65	1.34	—	—
For the year ended October 31, 2005	$20.05	(.28)	2.40	2.12	—	—
For the year ended October 31, 2004	$19.00	(.27)	1.32	1.05	—	—
For the year ended October 31, 2003	$13.07	(.19)	6.12	5.93	—	—
For the year ended October 31, 2002	$17.90	(.24)	(4.32)	(4.56)	—	(.27)

Class F Shares
For the year ended October 31, 2006	$23.20	(.05)	1.69	1.64	—	—
For the year ended October 31, 2005	$20.77	(.05)	2.48	2.43	—	—
For the period from December 10, 2003 (commencement
of operations) through October 31, 2004	$19.29	(.05)	1.53	1.48	—	—

Class R Shares
For the year ended October 31, 2006	$23.07	(.14)	1.59	1.45	—	—
For the period from August 1, 2005
(commencement of operations) through October 31, 2005	$23.34	(.04)	(.23)	(.27)	—	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.
(e) Does not reflect vendor reimbursement of 0.02%.

NORTH TRACK FUNDS, INC.

NYSE ARCA TECH 100 INDEX FUND

FINANCIAL HIGHLIGHTS (Continued)

Ratio of Net
Investment
				Net		Ratio of	Ratio of	Income
Distributions				Assets,	Ratio of	Net Investment	Expenses (prior to	(Loss) (prior to
in Excess of		Net Asset		End of	Net Expenses	Income (Loss)	reimbursements)	reimbursements)	Portfolio
Net Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	to Average	Turnover
Capital Gains	Distributions	of Period	Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Net Assets	Net Assets	Rate

—	—	$24.67	6.80%		$275,177.99%		(e)	(.47)%	(e)	.99%	(.47)%		11.12%
—	—	$23.10	11.43%		$289,674	1.02%	(e)	(.48)%	(e)	1.02%	(.48)%		16.50%
—	—	$20.73	6.31%		$283,001	1.08%	(e)	(.70)%	(e)	1.08%	(.70)%		11.45%
—	—	$19.50	46.51%		$261,929	1.18%	(e)	(.83)%	(e)	1.18%	(.83)%		12.19%
—	(.27)	$13.31	(25.42)%		$171,525	1.15%	(e)	(.87)%	(e)	1.15%	(.87)%		22.25%

—	—	$23.09	6.01%		$74,106	1.74%	(e)	(1.22)%	(e)	1.74%	(1.22)%		11.12%
—	—	$21.78	10.61%		$87,420	1.77%	(e)	(1.23)%	(e)	1.77%	(1.23)%		16.50%
—	—	$19.69	5.52%		$96,919	1.82%	(e)	(1.45)%	(e)	1.82%	(1.45)%		11.45%
—	—	$18.66	45.44%		$102,870	1.93%	(e)	(1.57)%	(e)	1.93%	(1.57)%		12.19%
—	(.27)	$12.83	(26.04)%		$72,692	1.89%	(e)	(1.62)%	(e)	1.89%	(1.62)%		22.25%

—	—	$23.51	6.04%		$27,514	1.74%	(e)	(1.22)%	(e)	1.74%	(1.22)%		11.12%
—	—	$22.17	10.57%		$33,503	1.77%	(e)	(1.24)%	(e)	1.77%	(1.24)%		16.50%
—	—	$20.05	5.53%		$28,637	1.82%	(e)	(1.45)%	(e)	1.82%	(1.45)%		11.45%
—	—	$19.00	45.37%		$22,120	1.92%	(e)	(1.57)%	(e)	1.92%	(1.57)%		12.19%
—	(.27)	$13.07	(25.98)%		$10,756	1.90%	(e)	(1.63)%	(e)	1.90%	(1.63)%		22.25%

—	—	$24.84	7.07%		$22,592.74%		(e)	(.22)%	(e)	.74%	(.22)%		11.12%
—	—	$23.20	11.70%		$22,604.77%		(e)	(.26)%	(e)	.77%	(.26)%		16.50%

—	—	$20.77	7.67	%(c)	$14,276.85%		(e)	(.48)%	(e)	.85% (b)	(.48	)%(b)	11.45	%(b)

—	—	$24.52	6.29%		$484	1.48%	(e)	(.96)%	(e)	1.48%	(.96)%		11.12%

—	—	$23.07	(1.16	)%(c)	$26	1.35%	(b)	(1.08)%	(b)(e)	1.40% (b)	(1.13	)%(b)	16.50	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

DOW JONES EQUITY INCOME 100 PLUS FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$9.77	.29	1.70	1.99	(.27)	(.06)
For the period from April 1, 2005 (commencement
of operations) through October 31, 2005	$10.00	.16	(.32)	(.16)	(.07)	—

Class B Shares
For the year ended October 31, 2006	$9.74	.22	1.69	1.91	(.21)	(.06)
For the period from April 1, 2005 (commencement
of operations) through October 31, 2005	$10.00	.10	(.31)	(.21)	(.05)	—

Class C Shares
For the year ended October 31, 2006	$9.74	.21	1.71	1.92	(.20)	(.06)
For the period from April 4, 2005 (commencement
of operations) through October 31, 2005	$9.89	.11	(.21)	(.10)	(.05)	—

Class R Shares
For the year ended October 31, 2006	$9.86	.18	1.78	1.96	(.21)	(.06)
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$10.19	.03	(.33)	(.30)	(.03)	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.
(e) Amount is less than .005%.

NORTH TRACK FUNDS, INC.

DOW JONES EQUITY INCOME 100 PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Ratio of Net
Investment
				Net		Ratio of	Ratio of	Income
Distributions				Assets,	Ratio of	Net Investment	Expenses (prior to	(Loss) (prior to
in Excess of		Net Asset		End of	Net Expenses	Income (Loss)	reimbursements)	reimbursements)	Portfolio
Net Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	to Average	Turnover
Capital Gains	Distributions	of Period	Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Net Assets	Net Assets	Rate

—	(.33)	$11.43	20.75%		$18,437	1.15%		2.83%		1.74%		2.24%		37.84%

—	(.07)	$9.77	(1.58	)%(c)	$8,041	1.15	%(b)	2.51	%(b)	2.71	%(b)	.95	%(b)	44.21	%(c)

—	(.27)	$11.38	19.91%		$7,613	1.90%		2.05%		2.48%		1.47%		37.84%

—	(.05)	$9.74	(2.09	)%(c)	$2,969	1.90	%(b)	1.75	%(b)	3.47	%(b)	.18	%(b)	44.21	%(c)

—	(.26)	$11.40	19.96%		$5,338	1.90%		2.02%		2.45%		1.47%		37.84%

—	(.05)	$9.74	(1.00	)%(c)	$1,466	1.89	%(b)	1.77	%(b)	3.47	%(b)	.19	%(b)	44.21	%(c)

—	(.27)	$11.55	20.14%		$59	1.61%		1.55%		1.97%		1.19%		37.84%

—	(.03)	$9.86	(2.92	)%(c)	$0.00		%(b)(e)	.00	%(b)(e)	.00	%(b)(e)	.00	%(b)(e)	44.21	%(c)
The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$11.42	.01	1.04	1.05	—	(.13)
For the year ended October 31, 2005	$10.11	(.01)	1.36	1.35	—	(.04)
For the year ended October 31, 2004	$9.65	(.02)	.48	.46	—	—
For the year ended October 31, 2003	$8.35	(.01)	1.36	1.35	—	(.04)
For the year ended October 31, 2002	$10.21	(.01)	(1.85)	(1.86)	—	—

Class B Shares
For the year ended October 31, 2006	$11.04	(.09)	1.02	.93	—	(.13)
For the year ended October 31, 2005	$9.85	(.10)	1.33	1.23	—	(.04)
For the year ended October 31, 2004	$9.47	(.10)	.48	.38	—	—
For the year ended October 31, 2003	$8.26	(.07)	1.33	1.26	—	(.04)
For the year ended October 31, 2002	$10.17	(.06)	(1.85)	(1.91)	—	—

Class C Shares
For the year ended October 31, 2006	$11.05	(.08)	1.01	.93	—	(.13)
For the year ended October 31, 2005	$9.86	(.09)	1.32	1.23	—	(.04)
For the year ended October 31, 2004	$9.48	(.09)	.47	.38	—	—
For the year ended October 31, 2003	$8.27	(.06)	1.32	1.26	—	(.04)
For the year ended October 31, 2002	$10.18	(.05)	(1.86)	(1.91)	—	—

Class F Shares
For the year ended October 31, 2006	$11.47	.04	1.05	1.09	—	(.13)
For the year ended October 31, 2005	$10.13	.01	1.37	1.38	—	(.04)
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$9.91	—	.22	.22	—	—

Class R Shares
For the year ended October 31, 2006	$11.39	(.03)	.89	.86	—	(.00	)(e)
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$11.65	(.00)	(.26)	(.26)	—	(.00)

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.
(e) Amount is less than .005.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. HEALTH CARE 100 PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Ratio of Net
Investment
				Net		Ratio of	Ratio of	Income
Distributions				Assets,	Ratio of	Net Investment	Expenses (prior to	(Loss) (prior to
in Excess of		Net Asset		End of	Net Expenses	Income (Loss)	reimbursements)	reimbursements)	Portfolio
Net Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	to Average	Turnover
Capital Gains	Distributions	of Period	Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Net Assets	Net Assets	Rate

—	(.13)	$12.34	9.22%		$26,850	1.34%		.07%		1.36%		.05%		21.00%
—	(.04)	$11.42	13.34%		$29,797	1.34%		(.11)%		1.38%		(.15)%		31.49%
—	—	$10.11	4.77%		$27,415	1.32%		(.23)%		1.49%		(.40)%		28.31%
(.01)	(.05)	$9.65	16.28%		$20,606	1.22%		(.11)%		1.75%		(.64)%		28.02%
—	—	$8.35	(18.22)%		$11,931	1.15%		(.13)%		1.92%		(.90)%		29.17%

—	(.13)	$11.84	8.45%		$11,049	2.09%		(.68)%		2.11%		(.70)%		21.00%
—	(.04)	$11.04	12.47%		$12,733	2.09%		(.85)%		2.13%		(.89)%		31.49%
—	—	$9.85	4.01%		$12,805	2.07%		(.98)%		2.24%		(1.15)%		28.31%
(.01)	(.05)	$9.47	15.37%		$11,498	1.97%		(.84)%		2.51%		(1.38)%		28.02%
—	—	$8.26	(18.78)%		$8,106	1.90%		(.88)%		2.67%		(1.65)%		29.17%

—	(.13)	$11.85	8.44%		$11,471	2.09%		(.69)%		2.11%		(.71)%		21.00%
—	(.04)	$11.05	12.46%		$11,449	2.09%		(.86)%		2.12%		(.89)%		31.49%
—	—	$9.86	4.01%		$9,964	2.07%		(.98)%		2.24%		(1.15)%		28.31%
(.01)	(.05)	$9.48	15.35%		$8,043	1.97%		(.86)%		2.50%		(1.39)%		28.02%
—	—	$8.27	(18.76)%		$4,640	1.90%		(.88)%		2.67%		(1.65)%		29.17%

—	(.13)	$12.43	9.53%		$23,198	1.09%		.31%		1.11%		.29%		21.00%
—	(.04)	$11.47	13.61%		$22,743	1.09%		.13%		1.12%		.10%		31.49%

—	—	$10.13	2.22	%(c)	$13,566	1.09	%(b)	(.09	)%(b)	1.24	%(b)	(.24	)%(b)	28.31	%(b)

—	(.00)	12.25	8.72%		$168	1.81%		(.62)%		1.87%		(.68)%		21.00%

—	(.00)	$11.39	(2.23	)%(c)	$7	1.72	%(b)	(.86	)%(b)	1.72	%(b)	(.86	)%(b)	31.49	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$12.15	.17	2.02	2.19	(.16)	(.07)
For the year ended October 31, 2005	$11.34	.17	.76	.93	(.09)	(.03)
For the year ended October 31, 2004	$10.64	.13	.66	.79	(.09)	—
For the year ended October 31, 2003	$8.78	.10	1.87	1.97	(.11)	—
For the year ended October 31, 2002	$9.19	.09	(.42)	(.33)	(.07)	(.01)

Class B Shares
For the year ended October 31, 2006	$12.03	.08	2.00	2.08	(.06)	(.07)
For the year ended October 31, 2005	$11.25	.07	.76	.83	(.02)	(.03)
For the year ended October 31, 2004	$10.58	.05	.65	.70	(.03)	—
For the year ended October 31, 2003	$8.74	.04	1.85	1.89	(.05)	—
For the year ended October 31, 2002	$9.16	.01	(.41)	(.40)	(.01)	(.01)

Class C Shares
For the year ended October 31, 2006	$11.99	.07	1.99	2.06	(.07)	(.07)
For the year ended October 31, 2005	$11.22	.06	.77	.83	(.03)	(.03)
For the year ended October 31, 2004	$10.55	.05	.66	.71	(.04)	—
For the year ended October 31, 2003	$8.72	.04	1.84	1.88	(.05)	—
For the year ended October 31, 2002	$9.16	.02	(.42)	(.40)	(.03)	(.01)

Class F Shares
For the year ended October 31, 2006	$12.20	.21	2.02	2.23	(.19)	(.07)
For the year ended October 31, 2005	$11.37	.16	.81	.97	(.11)	(.03)
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$10.58	.16	.71	.87	(.08)	—

Class R Shares
For the year ended October 31, 2006	$12.12	.21	1.83	2.04	(.19)	.00 (f)
For the period from September 27, 2005
(commencement of operations) through October 31, 2005	$11.72	—	.40	.40	—	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.
(e) Amount is less than .005%.
(f) Amount is less than .005.

NORTH TRACK FUNDS, INC.

DOW JONES U.S. FINANCIAL 100 PLUS FUND

FINANCIAL HIGHLIGHTS (Continued)

Ratio of Net
Investment
				Net		Ratio of	Ratio of	Income
Distributions				Assets,	Ratio of	Net Investment	Expenses (prior to	(Loss) (prior to
in Excess of		Net Asset		End of	Net Expenses	Income (Loss)	reimbursements)	reimbursements)	Portfolio
Net Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	to Average	Turnover
Capital Gains	Distributions	of Period	Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Net Assets	Net Assets	Rate

—	(.23)	$14.11	18.27%		$24,144		1.34%	1.27%		1.34%		1.27%		17.41%
—	(.12)	$12.15	8.18%		$22,323		1.35%	1.31%		1.37%		1.29%		24.33%
—	(.09)	$11.34	7.47%		$24,953		1.32%	1.23%		1.48%		1.07%		29.81%
—	(.11)	$10.64	22.67%		$18,994		1.22%	1.29%		1.76%		.75%		16.87%
—	(.08)	$8.78	(3.69)%		$11,601		1.15%	1.04%		1.99%		.20%		22.25%

—	(.13)	$13.98	17.45%		$9,517		2.09%	.53%		2.09%		.53%		17.41%
—	(.05)	$12.03	7.35%		$9,434		2.10%	.56%		2.12%		.54%		24.33%
—	(.03)	$11.25	6.63%		$10,447		2.07%	.48%		2.23%		.32%		29.81%
—	(.05)	$10.58	21.72%		$9,149		1.97%	.54%		2.52%		(.01)%		16.87%
—	(.02)	$8.74	(4.39)%		$6,049		1.90%	.29%		2.73%		(.54)%		22.25%

—	(.14)	$13.91	17.38%		$10,976		2.09%	.52%		2.09%		.52%		17.41%
—	(.06)	$11.99	7.33%		$10,173		2.10%	.56%		2.12%		.54%		24.33%
—	(.04)	$11.22	6.69%		$9,280		2.07%	.49%		2.23%		.33%		29.81%
—	(.05)	$10.55	21.69%		$6,972		1.97%	.54%		2.52%		.00%		16.87%
—	(.04)	$8.72	(4.39)%		$3,734		1.90%	.03%		2.73%		(.53)%		22.25%

—	(.26)	$14.17	18.57%		$24,992		1.09%	1.52%		1.09%		1.52%		17.41%
—	(.14)	$12.20	8.50%		$22,325		1.10%	1.56%		1.12%		1.54%		24.33%

—	(.08)	$11.37	8.24	%(c)	$14,347	1.09	%(b)	1.52	%(b)	1.21	%(b)	1.40	%(b)	29.81	%(b)

—	(.19)	$13.97	17.68%		$161		1.82%	.44%		1.83%		.43%		17.41%

—	—	$12.12	3.41	%(c)	$0.00		%(b)(e)	.00	%(b)(e)	.00	%(b)(e)	(.00	)%(b)(e)	24.33	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

STRATEGIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$11.45	(.04)	1.29	1.25	—	(.02)
For the year ended October 31, 2005	$10.38	(.06)	1.13	1.07	—	—
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$10.00	(.04)	.42	.38	—	—

Class B Shares
For the year ended October 31, 2006	$11.28	(.14)	1.28	1.14	—	(.02)
For the year ended October 31, 2005	$10.30	(.12)	1.10	.98	—	—
For the period from December 10,2003
(commencement of operations) through October 31, 2004	$10.00	(.08)	.38	.30	—	—

Class C Shares
For the year ended October 31, 2006	$11.29	(.15)	1.28	1.13	—	(.02)
For the year ended October 31, 2005	$10.31	(.12)	1.10	.98	—	—
For the period from December 10, 2003
(commencement of operations) through October 31, 2004	$10.00	(.08)	.39	.31	—	—

Class R Shares
For the period from April 21, 2006
(commencement of operations) through October 31, 2006	$12.22	(.02)	.45	.43	—	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.
(e) Amount is less that .00% due to rounding.

NORTH TRACK FUNDS, INC.

STRATEGIC ALLOCATION FUND

FINANCIAL HIGHLIGHTS (Continued)

Ratio of Net
Investment
				Net		Ratio of	Ratio of	Income
Distributions				Assets,	Ratio of	Net Investment	Expenses (prior to	(Loss) (prior to
in Excess of		Net Asset		End of	Net Expenses	Income (Loss)	reimbursements)	reimbursements)	Portfolio
Net Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	to Average	Turnover
Capital Gains	Distributions	of Period	Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Net Assets	Net Assets	Rate

—	(.02)	$12.68	10.88%		$33,517.80%			(.32)%		.89%		(.41)%		9.44%
—	—	$11.45	10.31%		$31,521.80%			(.37)%		.96%		(.53)%		5.02%

—	—	$10.38	3.80	%(c)	$19,632.80		%(b)	(.75	)%(b)	1.28	%(b)	(1.23	)%(b)	1.50	%(b)

—	(.02)	$12.40	10.07%		$22,194	1.55%		(1.05)%		1.64%		(1.14)%		9.44%
—	—	$11.28	9.51%		$21,712	1.55%		(1.13)%		1.71%		(1.29)%		5.02%

—	—	$10.30	3.00	%(c)	$13,809	1.55	%(b)	(1.51	)%(b)	2.03	%(b)	(1.99	)%(b)	1.50	%(b)

—	(.02)	$12.40	9.97%		$14,959	1.55%		(1.07)%		1.64%		(1.16)%		9.44%
—	—	$11.29	9.51%		$14,450	1.55%		(1.13)%		1.71%		(1.29)%		5.02%

—	—	$10.31	3.10	%(c)	$8,982	1.55	%(b)	(1.49	)%(b)	2.03	%(b)	(1.97	)%(b)	1.50	%(b)

—	—	$12.65	3.52	%(c)	$32	1.19	%(b)(e)	(1.19	)%(b)(e)	1.21	%(b)(e)	(1.21	)%(b)(e)	9.44	%(c)

The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

FINANCIAL HIGHLIGHTS

  The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$16.57	(.11)	1.91	1.80	—	—
For the year ended October 31, 2005	$14.06	(.12)	2.63	2.51	—	—
For the year ended October 31, 2004	$12.65	(.12)	1.53	1.41	—	—
For the year ended October 31, 2003	$10.60	(.11)	2.16	2.05	—	—
For the year ended October 31, 2002	$10.55	(.11)	.16	.05	—	—

Class B Shares
For the year ended October 31, 2006	$15.79	(.28)	1.86	1.58	—	—
For the year ended October 31, 2005	$13.49	(.24)	2.54	2.30	—	—
For the year ended October 31, 2004	$12.23	(.23)	1.49	1.26	—	—
For the year ended October 31, 2003	$10.33	(.20)	2.10	1.90	—	—
For the year ended October 31, 2002	$10.36	(.17)	.14	(.03)	—	—

Class C Shares
For the year ended October 31, 2006	$15.97	(.23)	1.83	1.60	—	—
For the year ended October 31, 2005	$13.65	(.20)	2.52	2.32	—	—
For the year ended October 31, 2004	$12.37	(.23)	1.51	1.28	—	—
For the year ended October 31, 2003	$10.45	(.18)	2.10	1.92	—	—
For the year ended October 31, 2002	$10.48	(.15)	.12	(.03)	—	—

Class R Shares
For the year ended October 31, 2006	$16.57	(.15)	1.85	1.70	—	—
For the period from September 21, 2005
(commencement of operations) through October 31, 2005	$16.03	(.02)	.56	.54	—	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

GENEVA GROWTH FUND

FINANCIAL HIGHLIGHTS (Continued)

Ratio of Net
Investment
				Net		Ratio of	Ratio of	Income
Distributions				Assets,	Ratio of	Net Investment	Expenses (prior to	(Loss) (prior to
in Excess of		Net Asset		End of	Net Expenses	Income (Loss)	reimbursements)	reimbursements)	Portfolio
Net Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	to Average	Turnover
Capital Gains	Distributions	of Period	Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Net Assets	Net Assets	Rate

—	—	$18.37	10.86%		$184,239	1.36%		(.76)%		1.36%		(.76)%		21.93%
—	—	$16.57	17.85%		$100,553	1.40%		(.98)%		1.40%		(.98)%		19.67%
—	—	$14.06	11.15%		$50,825	1.54%		(1.16)%		1.54%		(1.16)%		26.31%
—	—	$12.65	19.34%		$33,805	1.57%		(1.19)%		1.57%		(1.19)%		30.07%
—	—	$10.60	0.47%		$22,497	1.56%		(1.23)%		1.56%		(1.23)%		18.71%

—	—	$17.37	10.01%		$23,823	2.11%		(1.49)%		2.11%		(1.49)%		21.93%
—	—	$15.79	17.05%		$22,947	2.15%		(1.73)%		2.15%		(1.73)%		19.67%
—	—	$13.49	10.30%		$16,810	2.30%		(1.91)%		2.30%		(1.91)%		26.31%
—	—	$12.23	18.39%		$14,253	2.33%		(1.94)%		2.33%		(1.94)%		30.07%
—	—	$10.33	(.29)%		$10,821	2.31%		(1.97)%		2.31%		(1.97)%		18.71%

—	—	$17.57	10.02%		$18,953	2.11%		(1.50)%		2.11%		(1.50)%		21.93%
—	—	$15.97	17.00%		$11,395	2.15%		(1.73)%		2.15%		(1.73)%		19.67%
—	—	$13.65	10.35%		$5,920	2.30%		(1.91)%		2.30%		(1.91)%		26.31%
—	—	$12.37	18.37%		$4,578	2.33%		(1.94)%		2.33%		(1.94)%		30.07%
—	—	$10.45	(.29)%		$2,706	2.30%		(1.96)%		2.30%		(1.96)%		18.71%

—	—	$18.27	10.26%		$1,137	1.86%		(1.26)%		1.86%		(1.26)%		21.93%

—	—	$16.57	3.37	%(c)	$413	1.88	%(b)	(1.58	)%(b)	1.88	%(b)	(1.59	)%(b)	19.67	%(c)
The accompanying notes to financial statements are an integral part of these statements.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income (Loss)	on Investments	Operations	Income	on Investments
Class A Shares
For the year ended October 31, 2006	$10.36	.37	.13	.50	(.37)	—
For the year ended October 31, 2005	$10.55	.37	(.19)	.18	(.37)	—
For the ten months ended October 31, 2004	$10.52	.30	.04	.34	(.31)	—
For the year ended December 31, 2003	$10.44	.40	.07	.47	(.39)	—
For the year ended December 31, 2002	$9.94	.40	.50	.90	(.40)	—
For the year ended December 31, 2001	$9.91	.42	.03	.45	(.42)	—

Class B Shares
For the year ended October 31, 2006	$10.35	.29	.13	.42	(.29)	—
For the year ended October 31, 2005	$10.55	.29	(.20)	.09	(.29)	—
For the ten months ended October 31, 2004	$10.52	.24	.03	.27	(.24)	—
For the period from January 6, 2003
(commencement of operations) through December 31, 2003	$10.39	.32	.12	.44	(.31)	—

Class C Shares
For the year ended October 31, 2006	$10.35	.29	.13	.42	(.29)	—
For the year ended October 31, 2005	$10.55	.29	(.20)	.09	(.29)	—
For the ten months ended October 31, 2004	$10.52	.24	.03	.27	(.24)	—
For the period from January 6, 2003
(commencement of operations) through December 31, 2003	$10.39	.32	.12	.44	(.31)	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.

NORTH TRACK FUNDS, INC.

WISCONSIN TAX-EXEMPT FUND

FINANCIAL HIGHLIGHTS (Continued)

Ratio of Net
Investment
				Net		Ratio of	Ratio of	Income
Distributions				Assets,	Ratio of	Net Investment	Expenses (prior to	(Loss) (prior to
in Excess of		Net Asset		End of	Net Expenses	Income (Loss)	reimbursements)	reimbursements)	Portfolio
Net Realized	Total	Value, End	Total	Period	to Average	to Average	to Average	to Average	Turnover
Capital Gains	Distributions	of Period	Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Net Assets	Net Assets	Rate

—	(.37)	$10.49	4.89%		$154,008	1.08%		3.54%		1.08%		3.54%		6.27%
—	(.37)	$10.36	1.68%		$150,097	1.09%		3.48%		1.09%		3.48%		8.03%
—	(.31)	$10.55	3.26	%(c)	$150,891	1.07	%(b)	3.50	%(b)	1.13	%(b)	3.44	%(b)	9.23	%(c)
—	(.39)	$10.52	4.63%		$156,647	1.00%		3.77%		1.07%		3.70%		11.06%
—	(.40)	$10.44	9.26%		$145,947	1.10%		4.03%		1.10%		4.03%		8.02%
—	(.42)	$9.94	4.56%		$52,945	1.15%		4.14%		1.15%		4.14%		6.31%

—	(.29)	$10.48	4.14%		$3,630	1.83%		2.79%		1.83%		2.79%		6.27%
—	(.29)	$10.35	0.86%		$3,535	1.84%		2.73%		1.84%		2.73%		8.03%
—	(.24)	$10.55	2.66	%(c)	$3,683	1.82	%(b)	2.75	%(b)	1.88	%(b)	2.69	%(b)	9.23	%(c)

—	(.31)	$10.52	4.33	%(c)	$2,940	1.74	%(b)	2.93	%(b)	1.85	%(b)	2.82	%(b)	11.06	%(b)

—	(.29)	$10.48	4.14%		$4,631	1.83%		2.79%		1.83%		2.79%		6.27%
—	(.29)	$10.35	0.87%		$4,195	1.84%		2.73%		1.84%		2.73%		8.03%
—	(.24)	$10.55	2.66	%(c)	$3,491	1.82	%(b)	2.75	%(b)	1.88	%(b)	2.69	%(b)	9.23	%(c)

—	(.31)	$10.52	4.34	%(c)	$2,736	1.74	%(b)	2.94	%(b)	1.85	%(b)	2.83	%(b)	11.06	%(b)

The accompanying notes to financial statements are an integral part of this statement.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006

1.  Significant Accounting Policies —

North Track Funds, Inc. (“North Track”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, is a series company with nine funds: S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund (formerly, ArcaEx Tech 100 Index Fund), Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund (individually “Fund”, collectively “Funds”). This report contains information for all of the Funds, except the Cash Reserve Fund. Information regarding the Cash Reserve Fund is presented in a separate report. The assets and liabilities of each Fund are segregated and a shareholder’s interest is limited to the Fund in which the shareholder owns shares.

Each Fund offers Class A Shares, Class B Shares and Class C Shares. The NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund also have Class F Shares which are only available for purchase by the Strategic Allocation Fund. In addition, effective March 21, 2005, all of the Funds, with the exception of the Wisconsin Tax-Exempt Fund, began to offer Class R Shares. Each class represents interests in the same portfolio of investments of each Fund and are substantially the same in all respects except that the classes are subject to different sales load structures and 12b-1 fees.

The following is a summary of the significant accounting policies of North Track.

(a)  Security Valuation
Securities traded on a national securities exchange are valued at the last reported sales price as of the close of the New York Stock Exchange. Securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market are generally valued at the NASDAQ Official Closing Price (“NOCP”). Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the last reported bid quotation.

Long-term fixed income securities are valued daily using quotations provided by an independent pricing service.

Short-term investments are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at their fair value as determined in good faith using procedures approved by North Track’s Board of Directors. This includes directing that valuations published by a pricing service be used to value securities for which daily prices are not readily available (which may constitute a majority of the Wisconsin Tax-Exempt Fund’s securities). Values are determined by the pricing service using methods which include consideration of yields or prices of municipal securities of comparable quality, coupon, maturity, type, indications as to values from dealers and general market conditions.

(b)  Option Transactions
To the extent consistent with their investment objectives, the S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may employ options strategies designed to hedge protectively against any anticipated adverse movements in the market values of its portfolio securities and to enhance return. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. A Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Option contracts are valued daily, and unrealized appreciation or depreciation is recorded. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Whenever a Fund does not own securities underlying an open option position sufficient to cover the position, or when a Fund has sold a put, the Fund will maintain in a segregated account with its custodian, cash or securities sufficient to cover the exercise price, or with respect to index options, the market value of the open position.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

As of October 31, 2006, portfolio securities valued at $838 were held in escrow by the broker as collateral against options written by the S&P 100 Index Fund.

The following option activity occurred in the S&P 100 Index Fund during the year ended October 31, 2006:

	Number of Contracts	Premiums Received
Outstanding at October 31, 2005	—	$—
Options written	50	5,492
Options terminated	(5)	(842)
Options expired	(45)	(4,650)
Outstanding at October 31, 2006	—	$—

There were no option contracts purchased or sold by the NYSE Arca Tech 100 Index, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds during the year ended October 31, 2006.

(c)  Futures Contracts
The S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus and Dow Jones U.S. Financial 100 Plus Funds may utilize futures contracts to a limited extent. The primary risks associated with the use of futures contracts include an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued at their quoted daily settlement prices.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized appreciation (depreciation) until the contracts are terminated at which time realized gains and losses are recognized.

(d)   Security Transactions
Security transactions are recorded on a trade date basis. Interest income is recognized on an accrual basis. Discounts (including both original and market discounts) and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Acquisition discount assumes a constant accretion to the expected maturity date. Dividend income is recorded on the ex-dividend date.

(e)  Net Realized Gains and Losses
Net realized gains and losses on securities sales (including options and futures) are computed on the identified cost basis. Distributions received from long-term capital gains of registered investment companies are recorded as realized gain on investments. Total net realized gains (losses) on investments for the period ended October 31, 2006, were comprised of the following:

				Dow Jones
		NYSE Arca	Dow Jones	U.S.
	S&P 100	Tech 100	Equity Income	Health Care
	Index	Index	100 Plus	100 Plus
Net realized gains (losses) on investments	$1,974,341	$(60,530,218)	$515,838	$(723,589)
Net realized gains (losses) on futures	136,545	(47,270)	—	—
Net realized gains (losses) on options	2,531	—	—	—
Total net realized gains (losses) on investments	$2,113,417	$(60,577,488)	$515,838	$(723,589)

	Dow Jones
	U.S. Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Net realized gains (losses) on investments	$1,093,552	$703,168	$1,136,341	$92,861
Total net realized gains (losses) on investments	$1,093,552	$703,168	$1,136,341	$92,861

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

(f)  Federal Income Taxes
Provision has not been made for Federal income taxes since each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As of October 31, 2006, the net capital loss carryovers noted below are available to offset future realized capital gains and thereby reduce future capital gains distributions:

			Dow Jones	Dow Jones
		NYSE Arca	U.S.	U.S.
	S&P 100	Tech 100	Equity Income	Health Care
	Index	Index	100 Plus	100 Plus
Expiration
2007	—	—	—	—
2008	—	—	—	—
2009	—	—	—	—
2010	—	—	—
2011	—	$161,205	—	—
2012	—	—	—	—
2013	—	—	—	—
2014	—	59,806,748	—	$175,695
	—	$59,967,953	—	$175,695

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Expiration
2007	—	—	—	$2,600,239
2008	—	—	—	782,415
2009	—	—	—	1,235,804
2010	—	—	—
2011	—	—	—	—
2012	—	—	—	—
2013	—	—	—	—
2014	—	—	—	—
	—	—	—	$4,618,458

At October 31, 2006, the S&P 100 Index, Geneva Growth, and Wisconsin Tax-Exempt Funds used $1,949,612, $345,087, and $92,861 of capital loss carryforward, respectively.

At October 31, 2006, the components of distributable earnings on a tax basis were as follows:

			Dow Jones	Dow Jones
		NYSE Arca	U.S.	U.S.
	S&P 100	Tech 100	Equity Income	Health Care
	Index	Index	100 Plus	100 Plus
Undistributed ordinary income	$1,238,042	$—	$362,651	$—
Undistributed long-term capital gains	237,014	—	336,310	—
Accumulated earnings	1,475,056	—	698,961	—
Accumulated Capital and Other Losses	—	(59,967,953)	—	(175,695)
Net Unrealized Appreciation (Depreciation) on Investments	52,538,311	(30,465,646)	2,276,180	14,510,303
Total Accumulated Earnings (Deficit)	$54,013,367	$(90,433,599)	$2,975,140	$14,334,608

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Undistributed ordinary income	$523,238	$13,967	$—	$68,908
Undistributed long-term capital gains	1,128,620	551,125	939,077	—
Accumulated earnings	1,651,858	565,092	939,077	68,908
Accumulated Capital and Other Losses	—	—	—	(4,618,458)
Net Unrealized Appreciation (Depreciation) on Investments	17,595,040	11,202,202	49,825,418	5,245,628
Total Accumulated Earnings (Deficit)	$19,246,878	$11,767,294	$50,764,495	$696,078

During the period ended October 31, 2006, the tax character of distributions paid were as follows:

			Dow Jones	Dow Jones
		NYSE Arca	U.S.	U.S.
	S&P 100	Tech 100	Equity Income	Health Care
	Index	Index	100 Plus	100 Plus
Ordinary Income	$1,400,048	—	$531,822	—
Long-Term Capital Gains	—	—	9,383	$870,526

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Ordinary Income	$809,737	$92,579	—	—
Long-Term Capital Gains	334,151	—	—	—

At October 31, 2005, the components of distributable earnings on a tax basis were as follows:

				Dow Jones
		NYSE Arca	Dow Jones	U.S.
	S&P 100	Tech 100	Equity Income	Health Care
	Index	Index	100 Plus	100 Plus
Undistributed ordinary income	$1,165,125	$—	$88,248	$—
Undistributed long-term capital gains	—	—	9,383	870,521
Accumulated earnings	1,165,125	—	97,631	870,521
Accumulated Capital and Other Losses	(1,949,612)	(161,205)	—	—
Net Unrealized Appreciation (Depreciation) on Investments	33,826,053	(117,910,321)	(450,993)	7,838,155
Total Accumulated Earnings (Deficit)	$33,041,566	$(118,071,526)	$(353,362)	$8,708,676

	Dow Jones
	U.S. Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Undistributed ordinary income	$627,491	$—	$—	$20,668
Undistributed long-term capital gains	331,695	92,582	—	—
Accumulated earnings	959,186	92,582	—	20,668
Accumulated Capital and Other Losses	—	—	(345,087)	(4,711,319)
Net Unrealized Appreciation (Depreciation) on Investments	8,186,565	4,955,849	31,608,999	3,247,432
Total Accumulated Earnings (Deficit)	$9,145,751	$5,048,431	$31,263,912	$(1,443,219)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the deferral of losses on wash sales.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

During the period ended October 31, 2005, the tax character of distributions paid were as follows:

				Dow Jones
		NYSE Arca	Dow Jones	U.S.
	S&P 100	Tech 100	Equity Income	Health Care
	Index	Index	100 Plus	100 Plus
Ordinary Income	$2,216,503	—	$74,498	—
Long-Term Capital Gain	—	—	—	$234,153

	Dow Jones
	U.S. Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Ordinary Income	$400,075	—	—	—
Long-Term Capital Gain	139,547	—	—	—

The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal tax purposes due to differences in the recognition of income, expense or gain items for financial statement and tax purposes.

Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(g)   Expenses
Expenses associated with a specific North Track Fund are charged to that Fund. Common expenses are allocated between the Funds based upon the ratio of the net assets of each Fund to the combined net assets of the Funds, or other equitable means.

Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)   Distributions to Shareholders
Dividends from net investment income are accrued daily and paid monthly for the Wisconsin Tax-Exempt Fund. Dividends from net investment income, if any, are declared and paid annually for the S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S Financial 100 Plus Fund, Strategic Allocation Fund and Geneva Growth Fund and quarterly for the Dow Jones Equity Income 100 Plus Fund. Distributable net capital gains, if any, are declared and distributed at least annually.

(i)    Organization and Offering Costs
Organization costs consist of costs incurred to establish Funds and enable them legally to do business. The Funds expense organization costs as incurred. Fees related to preparing the Funds’ initial registration statement are offering costs. Offering costs are accounted for as a deferred charge and are amortized to expense over twelve months on a straight-line basis.

(j)    Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       (k)    New Accounting Pronouncements
In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Funds’ financial statements, if any, has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FASB 157, and the impact of this standard on the Fund’s financial statements, if any, has not yet been determined.

2.    Investment Advisory Agreement and Other Transactions with Related Parties —

Commencing June 1, 2005, Ziegler Capital Management, LLC (“ZCM”) is investment advisor for all of the Funds covered in this report pursuant to Investment Advisory Agreements (“Agreements”). ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with ZCM. Under the Agreements, the S&P 100 Index Fund pays ZCM a monthly fee at an annual rate of .575% of the first $20,000,000 of the Fund’s average daily net assets, .45% of the next $30,000,000, .40% of the next $50,000,000, .35% of the next $400,000,000 and .30% of average daily net assets over $500,000,000. Effective August 19, 2005, ZCM has voluntarily committed to reimburse expenses in the amount of 0.10% of average daily net assets. For the year ended October 31, 2006, ZCM reimbursed the S&P 100 Index Fund $149,135.

Under the Agreements, the NYSE Arca Tech 100 Index Fund pays ZCM a monthly fee at an annual rate of .50% of the first $50,000,000 of the Fund’s average daily net assets, .30% of the next $200,000,000, .25% of the next $250,000,000, and .20% of average daily net assets in excess of $500,000,000.

Under the Agreements, the Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund, each pay ZCM a monthly fee at an annual rate of .55% of the first $100,000,000 of such Fund’s average daily net assets, .50% of the next $400,000,000, and .45% of average daily net assets in excess of $500,000,000. ZCM has contractually committed to waive fees and/or reimburse expenses through February 28, 2007, so that annual operating expenses during this period will not exceed 1.35% for Class A shares, 2.10% for Class B and C shares and 1.85% for Class R shares for the Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund. ZCM has also contractually committed to waive fees and/or reimburse expenses through February 28, 2007 for the Dow Jones Equity Income 100 Plus Fund, so that operating expenses during this period will not exceed 1.15% for Class A shares, 1.90% for Class B and C shares, and 1.65% for Class R shares. For the year ended October 31, 2006, ZCM reimbursed the Dow Jones U.S. Health Care 100 Plus Fund, the Dow Jones U.S. Financial 100 Plus Fund, and the Dow Jones Equity Income 100 Plus Fund $13,569, 2,921, and $113,559, respectively.

Under the Agreements, the Strategic Allocation Fund pays ZCM a monthly fee at an annual rate of .10% of the Fund’s average daily net assets. ZCM has contractually committed to waive fees and/or reimburse expenses through February 28, 2007, so that annual operating expenses for the Fund, prior to the addition of indirect expenses of underlying funds, during this period will not exceed .80% for Class A shares, 1.55% for Class B and C shares, and 1.30% for Class R shares. For the year ended October 31, 2006 ZCM reimbursed the Fund $66,299.

Under the Agreements, the Geneva Growth Fund pays ZCM a monthly fee based on the Fund’s average daily net assets at an annual rate of .75% of the first $250,000,000 of the Fund’s average daily net assets, .70% of the next $250,000,000, and .65% on the average daily net assets in excess of $500,000,000. Under a Sub-Advisory Agreement, ZCM has retained Geneva Capital Management, Ltd. (“Geneva”) to manage the Geneva Growth Fund. ZCM, in turn, pays Geneva 50% of the fee paid by the Geneva Growth Fund.

Under the Agreements, the Wisconsin Tax-Exempt Fund pays ZCM a monthly fee at an annual rate of .50% of the first $250,000,000 of the Fund’s average daily net assets, and .40% of the Fund’s average daily net assets in excess of $250,000.000. Effective October 1, 2006, ZCM has voluntarily committed to reimburse expenses in the amount of 0.05% of average daily net assets. For the period ended October 31, 2006, ZCM reimbursed the Wisconsin Tax-Exempt Fund $6,853.

B.C. Ziegler and Company (“BCZ”), a wholly owned subsidiary of The Ziegler Companies, Inc., provides administration and fund accounting services to the North Track Funds. Under the Administration Agreements, each Fund pays BCZ a monthly fee based on .10% of the Funds’ average daily net assets.

Under the Accounting Agreement, each Fund pays BCZ a $13,000 annual fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

The fees incurred by the Funds for the administration and the accounting services for the year ended October 31, 2006 are stated separately in the Statement of Operations.

North Track has approved a Rule 12b-1 Distribution Plan (the “Plan”) with respect to Class A, Class B, Class C and Class R shares pursuant to the 1940 Act and has entered into a Distribution Agreement with BCZ. Accordingly, the Funds make payments to BCZ at an annual rate of .25% of Class A average daily net assets, 1.00% of Class B and Class C average daily net assets and 0.75% of Class R average daily net assets pursuant to the plan. The payments provide compensation for distribution and servicing expense which include, but are not limited to, payments to broker-dealers that have entered into sales agreements with respect to shares of the Funds. Fees incurred by the Funds under the Plan during the period ended October 31, 2006 are reflected in the Statements of Operations.

The net amount of sales charges deducted from the proceeds of the sale or redemption of capital shares which were retained by BCZ or paid to an affiliated broker-dealer for the period ended October 31, 2006 was as follows:

	Contingent Deferred	Underwriter	Dealer
	Sales Charge	Commission	Commission
S&P 100 Index Fund	$23,277	$11,486	$16,044
NYSE Arca Tech 100 Index Fund	25,935	28,807	10,536
Dow Jones Equity Income 100 Plus Fund	833	28,365	42,798
Dow Jones U.S. Health Care 100 Plus Fund	1,800	8,870	5,128
Dow Jones U.S Financial 100 Plus Fund	1,205	4,877	2,455
Strategic Allocation Fund	11,452	30,349	18,915
Geneva Growth Fund	6,023	38,526	59,163
Wisconsin Tax-Exempt Fund	7,870	38,122	23,731
Total	$78,395	$189,402	$178,770

3.    Investment Transactions —

Purchases at cost and proceeds from sales of securities, excluding short-term investments, for the period ended October 31, 2006, aggregated, were as follows:

	Purchases at Cost	Proceeds from Sales
S&P 100 Index Fund	$6,462,296	$43,437,356
NYSE Arca Tech 100 Index Fund	47,545,907	108,335,957
Dow Jones Equity Income 100 Plus Fund	23,102,074	7,376,933
Dow Jones U.S. Health Care 100 Plus Fund	14,123,765	26,011,070
Dow Jones U.S. Financial 100 Plus Fund	11,821,129	16,547,191
Strategic Allocation Fund	6,816,412	10,660,062
Geneva Growth Fund	113,012,233	39,557,793
Wisconsin Tax-Exempt Fund	12,037,704	9,806,645

Net unrealized appreciation (depreciation) on securities held by the funds and the total cost of securities (for Federal income tax purposes) as of October 31, 2006, were as follows:

			Dow Jones	Dow Jones
		NYSE Arca	U.S.	U.S.
	S&P 100	Tech 100	Equity Income	Health Care
	Index	Index	100 Plus	100 Plus
Tax Cost of Investments	$105,278,432	$519,144,457	$29,525,395	$68,473,559
Gross Unrealized Appreciation	$72,202,435	$108,735,963	$2,935,029	$19,180,944
Gross Unrealized Depreciation	(19,664,123)	(139,201,609)	(658,849)	(4,670,641)
Net Unrealized Appreciation/(Depreciation)	$52,538,311	$(30,465,646)	$2,276,180	$14,510,303

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	Dow Jones
	U.S.
	Financial	Strategic	Geneva	Wisconsin
	100 Plus	Allocation	Growth	Tax-Exempt
Tax Cost of Investments	$63,678,274	$59,585,739	$249,352,956	$154,843,415
Gross Unrealized Appreciation	$18,856,293	$11,224,182	$53,013,208	$5,578,340
Gross Unrealized Depreciation	(1,261,253)	(21,980)	(3,187,790)	(332,712)
Net Unrealized Appreciation/(Depreciation)	$17,595,040	$11,202,202	$49,825,418	$5,245,628

4.    Line of Credit —

North Track has available a line of credit of $15,000,000. Each Fund’s borrowings, by investment restriction, cannot exceed 10% of the total net assets excluding the borrowed amounts. Interest expense incurred by each Fund in connection with such borrowings was not material during the period. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. Each Fund’s policies allow borrowings only for temporary or emergency purposes. Total available capacity under the North Track line of credit was $14,900,000 at October 31, 2006. The average interest rate paid on outstanding borrowings was 7.28% for the period ended October 31, 2006.

5.    Securities Lending —

The Funds may lend securities in order to earn additional income. Each Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. North Track also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Funds. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government; securities meeting pre-established rating criteria or qualified money market portfolios. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Gain or loss on the fair value of the securities loaned that may occur during the term of the loan will be attributed to the Funds that loaned the securities. As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems credit worthy.

As of October 31, 2006, the S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus and Geneva Growth Funds had on loan securities valued at $9,863,775, $86,045,407, $9,841,475, $11,062,362, and $66,022,637, respectively, and collateral of $10,139,842, $88,913,700, $10,124,855. $11,401,766, and $67,982,813, respectively.

6.    Capital Share Transactions —

(a)   North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine series: S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, Wisconsin Tax-Exempt Fund and Cash Reserve Fund. Each Fund (other than the Cash Reserve Fund) has designated Class A (front-end load) shares. In addition, each Fund has designated Class B (contingent deferred sales charge) shares, Class C (contingent deferred sales charge) shares with the exception of the Wisconsin Tax-Exempt Fund and the Cash Reserve Fund, each Fund has also designated Class R shares. The NYSE Arca Tech 100 Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund have designated Class F Shares which are available only to the Strategic Allocation Fund. The authorized shares of common stock may be allocated to any of the above Funds or to new funds as determined by the Board of Directors. The shares of each Fund have equal rights and privileges with all other shares of that Fund.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

(b)	Capital share activity during the periods ended October 31, 2005 and October 31, 2006, were as follows:

	S&P		NYSE Arca Tech
Class A Shares	100 Index		100 Index
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	196,244	$6,316,328	2,778,618	$61,142,499
Shares issued in distributions	52,410	1,699,656	—	—
Shares redeemed	(974,187)	(31,096,378)	(3,890,633)	(85,127,024)
Net increase(decrease)	(725,533)	$(23,080,394)	(1,112,015)	$(23,984,525)

	Dow Jones U.S. Equity		Dow Jones U.S.
Class A Shares	Income 100 Plus*		Health Care 100 Plus
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	835,353	$8,409,218	892,584	$10,097,391
Shares issued in distributions	4,143	42,307	8,655	92,788
Shares redeemed	(16,264)	(165,188)	(1,002,552)	(11,285,750)
Net increase(decrease)	823,232	$8,286,337	(101,313)	$(1,095,571)

	Dow Jones U.S.		Strategic
Class A Shares	Financial 100 Plus		Allocation
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	339,799	$3,969,382	1,352,428	$14,894,870
Shares issued in distributions	20,484	245,860	—	—
Shares redeemed	(723,066)	(8,488,889)	(491,771)	(5,432,725)
Net increase(decrease)	(362,783)	$(4,273,647)	860,657	$9,462,145

	Geneva		Wisconsin
Class A Shares	Growth		Tax-Exempt
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	3,082,554	$48,203,293	1,323,497	$13,899,826
Shares issued in distributions	—	—	364,767	3,828,462
Shares redeemed	(631,266)	(9,846,174)	(1,495,506)	(15,700,113)
Net increase(decrease)	2,451,288	$38,357,119	192,758	$2,028,175

	S&P		NYSE Arca Tech
Class B Shares	100 Index		100 Index
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	31,441	$980,040	186,126	$3,886,936
Shares issued in distributions	7,505	238,508	—	—
Shares redeemed	(455,467)	(14,215,033)	(1,093,965)	(22,789,169)
Net increase(decrease)	(416,521)	$(12,996,485)	(907,839)	$(18,902,233)

*  Commencement of operations April 1, 2005

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	Dow Jones U.S. Equity		Dow Jones U.S.
Class B Shares	Income 100 Plus*		Health Care 100 Plus
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	305,679	$3,060,865	88,512	$962,407
Shares issued in distributions	1,092	11,130	4,282	44,663
Shares redeemed	(1,956)	(20,026)	(239,207)	(2,592,762)
Net increase(decrease)	304,815	$3,051,969	(146,413)	$(1,585,692)

	Dow Jones U.S.		Strategic
Class B Shares	Financial 100 Plus		Allocation
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	48,849	$563,671	750,028	$8,174,178
Shares issued in distributions	3,423	40,676	—	—
Shares redeemed	(196,732)	(2,278,638)	(166,300)	(1,829,054)
Net increase(decrease)	(144,460)	$(1,674,291)	583,728	$6,345,124

	Geneva		Wisconsin
Class B Shares	Growth		Tax-Exempt
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	375,512	$5,545,498	34,912	$366,619
Shares issued in distributions	—	—	5,210	54,678
Shares redeemed	(168,105)	(2,491,325)	(47,612)	(499,644)
Net increase(decrease)	207,407	$3,054,173	(7,490)	$(78,347)

	S&P		NYSE Arca Tech
Class C Shares	100 Index		100 Index
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	24,417	$759,212	479,565	$10,185,445
Shares issued in distributions	2,416	77,156	—	—
Shares redeemed	(148,260)	(4,666,521)	(397,047)	(8,592,928)
Net increase(decrease)	(121,427)	$(3,830,153)	82,518	$1,592,517

	Dow Jones U.S. Equity		Dow Jones U.S.
Class C Shares	Income 100 Plus*		Health Care 100 Plus
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	153,344	$1,541,337	239,987	$2,610,064
Shares issued in distributions	560	5,708	3,293	34,383
Shares redeemed	(3,385)	(33,577)	(217,636)	(2,366,471)
Net increase(decrease)	150,519	$1,513,468	25,644	$277,976

*  Commencement of operations April 1, 2005

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	Dow Jones U.S.		Strategic
Class C Shares	Financial 100 Plus		Allocation
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	194,678	$2,270,417	594,061	$6,483,940
Shares issued in distributions	3,421	40,571	—	—
Shares redeemed	(176,836)	(2,035,851)	(185,556)	(2,054,171)
Net increase(decrease)	21,263	$275,137	408,505	$4,429,769

	Geneva		Wisconsin
Class C Shares	Growth		Tax-Exempt
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	343,603	$5,232,804	140,777	$1,475,414
Shares issued in distributions	—	—	8,594	90,139
Shares redeemed	(63,933)	(965,658)	(74,962)	(786,064)
Net increase(decrease)	279,670	$4,267,146	74,409	$779,489

	NYSE Arca Tech
Class F Shares	100 Index
	Shares	Amount
Year ended October 31, 2005
Shares issued	342,332	$7,501,515
Shares issued in distributions	—	—
Shares redeemed	(55,458)	(1,240,498)
Net increase(decrease)	286,874	$6,261,017

	Dow Jones U.S.
Class F Shares	Health Care 100 Plus
	Shares	Amount
Year ended October 31, 2005
Shares issued	721,508	$7,933,932
Shares issued in distributions	—	—
Shares redeemed	(77,424)	(880,222)
Net increase(decrease)	644,084	$7,053,710

	Dow Jones U.S.
Class F Shares	Financial 100 Plus
	Shares	Amount
Year ended October 31, 2005
Shares issued	640,684	$7,531,717
Shares issued in distributions	—	—
Shares redeemed	(71,508)	(834,114)
Net increase(decrease)	569,176	$6,697,603

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	S&P		NYSE Arca Tech
Class R Shares#	100 Index+		100 Index@
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	16	$510	1,152	$27,066
Shares issued in distributions	—	—	—	—
Shares redeemed	—	—	(5)	(124)
Net increase(decrease)	16	$510	1,147	$26,942

	Dow Jones U.S. Equity		Dow Jones U.S.
Class R Shares#	Income 100 Plus+		Health Care 100 Plus+
	Shares	Amount	Shares	Amount
Year ended October 31, 2005
Shares issued	1	$10	615	$6,971
Shares issued in distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase(decrease)	1	$10	615	$6,971

	Dow Jones U.S.
Class R Shares#	Financial 100 Plus+
	Shares	Amount
Year ended October 31, 2005
Shares issued	2	$20
Shares issued in distributions	—	—
Shares redeemed	—	—
Net increase(decrease)	2	$20

	Geneva
Class R Shares#	Growth^
	Shares	Amount
Year ended October 31, 2005
Shares issued	25,008	$411,711
Shares issued in distributions	—	—
Shares redeemed	(82)	(1,335)
Net increase(decrease)	24,926	$410,376

  #    Inception March 21, 2005
@    First trade August 1, 2005
  ^    First trade September 21, 2005
  +    First trade September 27, 2005

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	S&P		NYSE Arca Tech
Class A Shares	100 Index		100 Index
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	143,941	$4,905,750	2,481,936	$60,398,939
Shares issued in distributions	36,830	1,184,829	—	—
Shares redeemed	(840,498)	(27,724,513)	(3,868,298)	(92,047,340)
Net increase(decrease)	(659,727)	$(21,633,934)	(1,386,362)	$(31,648,401)

	Dow Jones U.S. Equity		Dow Jones U.S.
Class A Shares	Income 100 Plus*		Health Care 100 Plus
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	952,696	$10,067,547	442,395	$5,246,405
Shares issued in distributions	29,281	305,344	26,569	315,105
Shares redeemed	(192,736)	(1,977,544)	(903,091)	(10,621,400)
Net increase(decrease)	789,241	$8,395,347	(434,127)	$(5,059,890)

	Dow Jones U.S.		Strategic
Class A Shares	Financial 100 Plus		Allocation
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	340,149	$4,460,963	662,765	$8,001,118
Shares issued in distributions	31,567	397,179	3,318	39,845
Shares redeemed	(498,451)	(6,492,660)	(774,907)	(9,359,667)
Net increase(decrease)	(126,735)	$(1,634,518)	(108,824)	$(1,318,704)

	Geneva		Wisconsin
Class A Shares	Growth		Tax-Exempt
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	5,427,803	$95,275,481	1,534,409	$15,883,140
Shares issued in distributions	—	—	376,892	3,912,791
Shares redeemed	(1,465,157)	(26,104,454)	(1,725,120)	(17,889,031)
Net increase(decrease)	3,962,646	$69,171,027	186,181	$1,906,900

	S&P		NYSE Arca Tech
Class B Shares	100 Index		100 Index
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	19,662	$637,111	120,355	$2,779,026
Shares issued in distributions	2,761	87,142	—	—
Shares redeemed	(324,806)	(10,565,273)	(924,381)	(20,732,085)
Net increase(decrease)	(302,383)	$(9,841,020)	(804,026)	$(17,953,059)

*  Commencement of operations April 1, 2005

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	Dow Jones U.S. Equity		Dow Jones U.S.
Class B Shares	Income 100 Plus*		Health Care 100 Plus
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	425,459	$4,509,477	51,322	$586,275
Shares issued in distributions	9,189	95,391	11,978	137,148
Shares redeemed	(70,565)	(773,003)	(283,367)	(3,209,200)
Net increase(decrease)	364,083	$3,831,865	(220,067)	$(2,485,777)

	Dow Jones U.S.		Strategic
Class B Shares	Financial 100 Plus		Allocation
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	34,489	$447,729	212,879	$2,539,295
Shares issued in distributions	7,789	97,539	2,315	27,365
Shares redeemed	(145,598)	(1,881,609)	(349,272)	(4,137,344)
Net increase(decrease)	(103,320)	$(1,336,341)	(134,078)	$(1,570,684)

	Geneva		Wisconsin
Class B Shares	Growth		Tax-Exempt
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	263,060	$4,513,361	56,110	$579,841
Shares issued in distributions	—	—	5,017	52,062
Shares redeemed	(344,736)	(5,800,139)	(56,357)	(584,360)
Net increase(decrease)	(81,676)	$(1,286,778)	4,770	$47,543

	S&P		NYSE Arca Tech
Class C Shares	100 Index		100 Index
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	17,305	$571,696	178,714	$4,151,758
Shares issued in distributions	363	11,526	—	—
Shares redeemed	(185,490)	(5,966,189)	(519,073)	(11,816,580)
Net increase(decrease)	(167,822)	$(5,382,967)	(340,359)	$(7,664,822)

	Dow Jones U.S. Equity		Dow Jones U.S.
Class C Shares	Income 100 Plus*		Health Care 100 Plus
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	334,850	$3,555,469	101,617	$1,164,661
Shares issued in distributions	5,066	53,032	10,745	123,136
Shares redeemed	(22,032)	(229,784)	(180,413)	(2,043,440)
Net increase(decrease)	317,884	$3,378,717	(68,051)	$(755,643)

*  Commencement of operations April 1, 2005

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	Dow Jones U.S.		Strategic
Class C Shares	Financial 100 Plus		Allocation
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	81,379	$1,041,751	339,204	$4,036,029
Shares issued in distributions	9,052	112,929	1,598	18,906
Shares redeemed	(150,178)	(1,935,409)	(414,865)	(4,913,508)
Net increase(decrease)	(59,747)	$(780,729)	(74,063)	$(858,573)

	Geneva		Wisconsin
Class C Shares	Growth		Tax-Exempt
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	534,535	$9,298,047	137,362	$1,424,435
Shares issued in distributions	—	—	8,399	87,108
Shares redeemed	(169,252)	(2,834,567)	(109,303)	(1,129,793)
Net increase(decrease)	365,283	$6,463,480	36,458	$381,750

	NYSE Arca Tech
Class F Shares	100 Index
	Shares	Amount
Year ended October 31, 2006
Shares issued	85,589	$2,115,323
Shares issued in distributions	—	—
Shares redeemed	(150,379)	(3,572,027)
Net increase(decrease)	(64,790)	$(1,456,704)

	Dow Jones U.S.
Class F Shares	Health Care 100 Plus
	Shares	Amount
Year ended October 31, 2006
Shares issued	178,478	$2,115,323
Shares issued in distributions	—	—
Shares redeemed	(294,911)	(3,521,395)
Net increase(decrease)	(116,433)	$(1,406,072)

	Dow Jones U.S.
Class F Shares	Financial 100 Plus
	Shares	Amount
Year ended October 31, 2006
Shares issued	201,014	$2,585,767
Shares issued in distributions	—	—
Shares redeemed	(267,718)	(3,566,640)
Net increase(decrease)	(66,704)	$(980,873)

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

	S&P		NYSE Arca Tech
Class R Shares#	100 Index+		100 Index@
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	11,658	$389,082	37,939	$935,746
Shares issued in distributions	1	40	—	—
Shares redeemed	(654)	(21,500)	(19,334)	(482,304)
Net increase(decrease)	11,005	$367,622	18,605	$453,442

	Dow Jones U.S. Equity		Dow Jones U.S. Health
Class R Shares#	Income 100 Plus+		Care 100 Plus+
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	5,066	$55,274	13,805	$165,831
Shares issued in distributions	25	276	6	80
Shares redeemed	—	—	(722)	(8,827)
Net increase(decrease)	5,091	$55,550	13,089	$157,084

	Dow Jones U.S.		Strategic
Class R Shares#	Financial 100 Plus+		Allocation!
	Shares	Amount	Shares	Amount
Year ended October 31, 2006
Shares issued	12,187	$159,999	2,527	$30,234
Shares issued in distributions	—	—	—	—
Shares redeemed	(645)	(8,967)	—	—
Net increase(decrease)	11,542	$151,032	2,527	$30,234

	Geneva
Class R Shares#	Growth^
	Shares	Amount
Year ended October 31, 2006
Shares issued	46,695	$854,683
Shares issued in distributions	—	—
Shares redeemed	(9,374)	(167,048)
Net increase(decrease)	37,321	$687,635

 #   Inception March 21, 2005
@  First trade August 1, 2005
 ^   First trade September 21, 2005
 +   First trade September 27, 2005
  !   First trade April 21, 2006

(c)  For the S&P 100 Index, NYSE Arca Tech 100 Index, Dow Jones Equity Income 100 Plus, Dow Jones U.S. Health Care 100 Plus, Dow Jones U.S. Financial 100 Plus, Strategic Allocation and Geneva Growth Funds, the maximum offering price per Class A Share is computed based on a maximum front-end sales charge of 5.25% of the offering price or 5.54% of the net asset value. For the purpose of this computation, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 94.75.

NORTH TRACK FUNDS, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

For the Wisconsin Tax-Exempt Fund, the maximum offering price per Class A share is computed based on a maximum front-end sales charge of 3.50% of the offering price or 3.62% of the net asset value. For this Fund, the offering price per share is derived from multiplying the net asset value and redemption price per share by 100 and then dividing the product by 96.5.

7.     Futures Contracts —

Futures contracts activity for the year ended October 31, 2006, for the S&P 100 Index and NYSE Arca Tech 100 Index Funds, respectively, was as follows:

		Aggregate Face
	Number of Contracts	Value of Contracts
S&P 100 Index Fund:
Outstanding at October 31, 2005	7	$419,335
Contracts opened	427	27,317,878
Contracts closed	(421)	(26,860,673)
Outstanding at October 31, 2006	13	$876,540

NYSE Arca Tech 100 Index Fund:
Outstanding at October 31, 2005	5	$775,100
Contracts opened	320	52,279,380
Contracts closed	(317)	(51,674,400)
Outstanding at October 31, 2006	8	$1,380,080

The number of financial futures contracts and the gross unrealized appreciation (depreciation) at October 31, 2006, for each Fund were as follows:

		Unrealized
	Number of Contracts	Appreciation / (Depreciation)
S&P 100 Index Fund:
S&P 500 E-Mini Index Futures
expiring December 2005	13	$22,540
NYSE Arca Tech 100 Index Fund:
NASDAQ 100 Index Futures
expiring December 2005	8	$14,120

The Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund had no futures contract activity during the period ended October 31, 2006.

NORTH TRACK FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of North Track Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund (formerly ArcaEx Tech 100 Index Fund), Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, and Wisconsin Tax-Exempt Fund (the “Funds”) (eight of the portfolios constituting North Track Funds, Inc.) as of October 31, 2006 and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Wisconsin Tax-Exempt Fund’s financial highlights for the periods ended prior to December 31, 2002 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 18, 2002.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the respective financial positions of S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund, Strategic Allocation Fund, Geneva Growth Fund, and Wisconsin Tax-Exempt Fund as of October 31, 2006, and the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 21, 2006

DIRECTORS AND OFFICERS

The directors and officers of North Track Funds, Inc. as of October 31, 2006 are listed below, together with their principal occupations during the past five years. The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Independent Directors:
Marcia L. Wallace	Director	Since 2001	Retired; Senior Vice President in Global Trust	9	Ziegler Exchange
250 E. Wisconsin Ave.			Services and Institutional Custody, First Chicago		Traded Trust
Suite 2000			NBD/Bank One from 1985 to 1999.
Milwaukee, WI 53202
Birthdate: 12-2-47

James G. DeJong	Director	Since 2001	President and Managing Shareholder, O’Neil,	9	Ziegler Exchange
250 E. Wisconsin Ave.			Cannon, Hollman & DeJong S.C. (law firm)		Traded Trust
Suite 2000			since 1987.
Milwaukee, WI 53202
Birthdate: 10-18-51

Brian J. Girvan	Director	Since 2003	Partner, Ascent Venture Management, Inc.	9	Ziegler Exchange
250 E. Wisconsin Ave.			since August 2003; Chief Operating		Traded Trust
Suite 2000			Officer and Chief Financial Officer, Argo
Milwaukee, WI 53202			Global Capital, LLC (venture capital company)
Birthdate: 10-20-55			from 2001 to 2003; Senior Vice President and
Division Executive, Fidelity Investments from
1999 to 2001; Senior Vice President and Group
CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle	Director	Since 2003	Currently Retired; Executive Vice President and	9	Ziegler Exchange
250 E. Wisconsin Ave.			Chief Operations Officer, AIG SunAmerica		Traded Trust
Suite 2000			Retirement Markets, Inc., from 2000 to 2003;
Milwaukee, WI 53202			and Executive Vice President, Fidelity
Birthdate: 09-23-53			Investments from 1996 to 2000.

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Interested Director and Officers:
John J. Mulherin[3]	Director	Since 2003	Chief Executive Officer, The Ziegler	9	Ziegler Exchange
250 E. Wisconsin Ave.			Companies, Inc. since February 2000;		Traded Trust
Suite 2000			Chief Administrative Officer at Villanova
Milwaukee, WI 53202			Capital (asset management group of Nationwide
Birthdate: 5-18-51			Insurance) from June 1999 to February 2000.

Brian K. Andrew	President	Since 2006	President and Director, Ziegler Capital	N/A	N/A
250 E. Wisconsin Avenue			Management, LLC since 2006; President,
Suite 2000			Ziegler Exchange Traded Trust since 2006; Senior
Milwaukee, WI 53202			Managing Director of The Ziegler Companies,
Birthdate: 10-31-62			Inc. since 2000. Chief Investment Officer, The
Ziegler Companies, Inc. from 2000 to 2006.

Caroline Probst	Treasurer	Since 2006	Treasurer, Ziegler Exchange Traded Trust since	N/A	N/A
250 E. Wisconsin Avenue	and Chief		June 2006; Fund Administration Specialist,
Suite 2000	Financial		Ziegler Capital Management, LLC since 2005;
Milwaukee, WI 53202	Officer		Compliance Officer, U.S. Bancorp Fund
Birthdate: 6-27-79			Services, LLC from 2004 to 2005; Fund
Administrator, U.S. Bancorp Fund Services,
LLC from 2001 to 2004.

Sarah E. Schott	Secretary	Since 2006	Senior Managing Director and General Counsel,	N/A	N/A
250 E. Wisconsin Avenue			the Ziegler Companies, Inc. since 2006; Vice
Suite 2000			President and Assistant General Counsel, The
Milwaukee, WI 53202			Ziegler Companies, Inc. from 2003 to 2006;
Birthdate: 10-14-75			Associate, Wildman, Harrold, Allen & Dixon
2000 to 2003.

Jon Kiekhofer	Chief	Since 2004	Chief Compliance Officer, The Exchange	N/A	N/A
250 E. Wisconsin Ave.	Compliance		Traded Trust since 2005. Client Manager,
Suite 2000	Officer		UMB Fund Services, Inc., from 1999 to 2004.
Milwaukee, WI 53202
Birthdate: 12-20-58

1  Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.
2  Only includes directorships held in a company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3  Mr. Mulherin is considered to be an “interested person” (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

TAX INFORMATION (Unaudited)

For the fiscal year ended October 31, 2006, the funds listed have long-term capital gain dividends, dividends qualifying for the corporate dividends received deduction, qualified dividend income and tax-exempt dividends with regard to distributions paid during the year as follows:

Corporate	Dividend
Long-Term	Ordinary	Qualified
Capital Gains	Income	Total	Received	Dividend
Distributions(a)	Distributions	Distributions(a)	Deduction(a)	Income(b)

S&P 100 Index Fund	16.07%	83.93%	100.00%	100.00%	100.00%
Dow Jones Equity Income
100 Plus	51.88%	48.12%	100.00%	67.21%	66.88%
Dow Jones US Financial
100 Plus	68.32%	31.68%	100.00%	100.00%	100.00%
Strategic Allocation	97.53%	2.47%	100.00%	100.00%	100.00%
Geneva Growth	100.00%	0.00%	100.00%	0.00%	0.00%
Wisconsin Tax-Exempt Fund	0.00%	100.00%	100.00%	0.00%	0.00%

(a) as a percentage of the Fund’s Total Distribution
(b) as a percentage of the funds ordinary income distributions

The Wisconsin Tax-Exempt Fund designated 99.18% of income distributions paid during the period ended October 31, 2006, as tax-exempt dividends.

EXPENSE INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the North Track Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

For each Fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

EXPENSE INFORMATION (Unaudited) (Continued)

Hypothetical Example for Comparison Purposes

For each Fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

S&P 100 Index Fund

	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,081.30	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35
Class B
Actual	$1,000.00	$1,077.30	$9.42
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class C
Actual	$1,000.00	$1,077.10	$9.42
Hypothetical (5% return before expenses)	$1,000.00	$1,016.13	$9.15
Class R
Actual	$1,000.00	$1,078.70	$8.12
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
* Expenses are equal to the annualized expense ratio for each class (A: 1.05%; B: 1.80%; C: 1.80%; R: 1.55%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

EXPENSE INFORMATION (Unaudited) (Continued)

NYSE Arca Tech 100 Index Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,020.60	$4.94
Hypothetical (5% return before expenses)	$1,000.00	$1,020.32	$4.94
Class B
Actual	$1,000.00	$1,024.50	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74
Class C
Actual	$1,000.00	$1,024.10	$8.78
Hypothetical (5% return before expenses)	$1,000.00	$1,016.53	$8.74
Class F
Actual	$1,000.00	$1,019.70	$3.67
Hypothetical (5% return before expenses)	$1,000.00	$1,021.58	$3.67
Class R
Actual	$1,000.00	$976.90	$7.32
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$7.49
* Expenses are equal to the annualized expense ratio for each class (A: .97%; B: 1.72%; C: 1.72%; F: .72%; R: 1.47%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Dow Jones Equity Income 100 Plus Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,086.20	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85
Class B
Actual	$1,000.00	$1,081.60	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class C
Actual	$1,000.00	$1,082.40	$9.97
Hypothetical (5% return before expenses)	$1,000.00	$1,015.63	$9.65
Class R
Actual	$1,000.00	$1,083.30	$8.66
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	$8.39
* Expenses are equal to the annualized expense ratio for each class (A: 1.15%; B: 1.90%; C: 1.89; R: 1.65%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

EXPENSE INFORMATION (Unaudited) (Continued)

Dow Jones U.S. Health Care 100 Plus Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,072.10	$7.05
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.87
Class B
Actual	$1,000.00	$1,067.60	$10.94
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66
Class C
Actual	$1,000.00	$1,067.60	$10.94
Hypothetical (5% return before expenses)	$1,000.00	$1,014.62	$10.66
Class F
Actual	$1,000.00	$1,073.40	$5.75
Hypothetical (5% return before expenses)	$1,000.00	$1,019.66	$5.60
Class R
Actual	$1,000.00	$1,068.90	$9.65
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.40
* Expenses are equal to the annualized expense ratio for each class (A: 1.35%; B: 2.10%; C: 2.10%; F: 1.10%; R: 1.85%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Dow Jones U.S. Financial 100 Plus Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,049.90	$6.87
Hypothetical (5% return before expenses)	$1,000.00	$1,018.50	$6.77
Class B
Actual	$1,000.00	$1,045.60	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.56
Class C
Actual	$1,000.00	$1,045.10	$10.72
Hypothetical (5% return before expenses)	$1,000.00	$1,014.72	$10.56
Class F
Actual	$1,000.00	$1,051.20	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50
Class R
Actual	$1,000.00	$1,047.20	$9.44
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30
* Expenses are equal to the annualized expense ratio for each class (A: 1.33%; B: 2.08%; C: 2.08%; F: 1.08%; R: 1.83%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

EXPENSE INFORMATION (Unaudited) (Continued)

Strategic Allocation Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,030.10	$4.09
Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$4.08
Class B
Actual	$1,000.00	$1,026.50	$7.92
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
Class C
Actual	$1,000.00	$1,025.60	$7.91
Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88
Class R
Actual	$1,000.00	$1,028.50	$6.65
Hypothetical (5% return before expenses)	$1,000.00	$1,018.65	$6.61
* Expenses are equal to the annualized expense ratio for each class (A: .80%; B: 1.55%; C: 1.55%; R: 1.30%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. The Strategic Allocation Fund is a fund of funds. The expense ratios indicated for the Strategic Allocation Fund do not include the expenses of the underlying funds.

Geneva Growth Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,023.90	$6.99
Hypothetical (5% return before expenses)	$1,000.00	$1,018.30	$6.97
Class B
Actual	$1,000.00	$972.60	$10.54
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	$10.76
Class C
Actual	$1,000.00	$972.30	$10.54
Hypothetical (5% return before expenses)	$1,000.00	$1,014.52	$10.76
Class R
Actual	$1,000.00	$973.40	$9.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.78	$9.50
* Expenses are equal to the annualized expense ratio for each class (A: 1.37%; B: 2.12%; C: 2.12%; R: 1.87%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

EXPENSE INFORMATION (Unaudited) (Continued)

Wisconsin Tax-Exempt Fund
	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class A
Actual	$1,000.00	$1,037.60	$5.44
Hypothetical (5% return before expenses)	$1,000.00	$1,019.86	$5.40
Class B
Actual	$1,000.00	$1,033.00	$9.27
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20
Class C
Actual	$1,000.00	$1,034.00	$9.28
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.20
* Expenses are equal to the annualized expense ratio for each class (A: 1.06%; B: 1.81%; C: 1.81%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “Act”) requires that the Funds’ investment advisory agreements (“Advisory Agreements”) be approved annually by a vote of a majority of the Board of Directors of North Track Funds, Inc. (the “Funds”), including a majority of the Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on September 28, 2006, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Advisory Agreements between the Funds and Ziegler Capital Management, LLC (the “Advisor”) for each of the series of the Funds (each series is sometimes referred to as a “Fund” in this section). The Board also unanimously approved the Subadvisory Agreement between the Funds, the Advisor and Geneva Capital Management, Ltd. (the “Sub-Advisor”) with respect to the Geneva Growth Fund. The Advisor and the Sub-Advisor are referred to collectively as the “Advisors.”

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent and quality of the services provided by the Advisors; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board, consisting of each of the Independent Directors, met on June 22 and September 27, 2006, and the full Board met on June 23 and September 28, 2006, to consider information relevant to the renewal process. The Contracts Committee and the full Board are referred to collectively as the “Board” in this section.

The Independent Directors also retained the services of Dover Financial Research as a consultant to assist them in the compilation and organization of relevant information in connection with the contract review process. This information included a statistical comparison of the advisory fees, total operating expenses, and performance of each Fund in to a peer group of comparable mutual funds; information as to Fund sales and redemptions; information prepared by Fund management as to the costs of services provided to each Fund; fees charged pursuant to the Advisory Agreements; fees waived or reimbursed; fee breakpoints; and information regarding the types of services furnished to the Funds, the personnel providing the services, and resources of the Advisors.

In addition, in connection with each of its regular quarterly meetings during the year, the Board received extensive information on the performance of each of the Funds, including absolute performance and relative performance rankings of each Fund in comparison to its benchmark index and its Morningstar comparison group. The Contracts Committee also received an independent analysis of the Advisor’s profitability prepared by Management Practice, Inc.

The Contracts Committee also received and reviewed extensive information from the Advisors with respect to their organizations, investment philosophies, portfolio managers and other personnel, and facilities, as well as a copy of each of the Advisors’ Form ADV filings with the Securities and Exchange Commission.

Throughout the process, the Independent Directors were represented by their independent counsel and also utilized the services of Fund counsel, including a memorandum from Fund counsel summarizing their responsibilities under the Act in reviewing and approving the Advisory Agreements.

Nature, Extent, and Quality of Services Provided by the Advisors

At each of the Board’s regular quarterly meetings during 2006, management presented information describing the services furnished to the Funds by the Advisors and reported on the investment management, portfolio trading, and compliance with applicable investment restrictions and limitations of the Funds. The Board also reviewed information as to the portfolio trading costs of the Funds and the Advisors’ use of “soft dollars” as permitted pursuant to section 28(e) of the Securities Exchange Act of 1934. The Board considered biographical information for each of the portfolio managers, other relevant management personnel, and the history, organization, resources, and regulatory history of each of the Advisors. The Board concluded that the Advisors were well qualified; provided services comparable to those provided by advisors generally to similar mutual funds; that the nature and extent of services provided by the Advisors were appropriate for the investment objectives and programs of each of the Funds; that the quality of services was acceptable; and that the Advisors have appropriate and sufficient knowledge and experience to manage the Funds.

Performance of the Funds

The Board received reports at each of its quarterly meetings from the Advisor’s Chief Investment Officer and a representative of the Sub-Advisor, including each Fund’s investment performance before and after expenses and its relative performance to a benchmark index and Morningstar peer group. In connection with the annual contract renewal process, the Board also reviewed extensive performance information for each of the Funds in relationship to fund comparison groups provided by Lipper. The Board reviewed performance of each Fund over 1, 3, 5, and 10 year periods (or the life of the Fund, if shorter). While investment performance varied from Fund to Fund and over the various time periods, several of the Funds reported performances that were competitive with their Lipper peer groups and others indicated a performance below management’s and the Board’s expectations. With respect to the latter Funds, management of the Advisor reported that the Advisor had undertaken a comprehensive examination of alternatives to improve performance and expected to recommend corrective actions early in the next fiscal year.

Cost of Services and Profitability to the Advisors
The Board considered both the contractual and effective advisory fees for each of the Funds. The Advisor is currently providing expense waivers or reimbursements for several of the Funds. Five of the Funds had effective advisory fees that ranked in the median quintile or better of their Lipper comparison groups. Three of the Funds had effective advisory fees that were higher than the median quintile, with effective advisory fees ranging from one to 10 basis points above the median of their Lipper comparison group. The Board considered the Advisor’s commitment to waive a portion of its advisory fee with respect to the latter Fund. The Board concluded that the advisory fees were reasonable in light of the services provided. With respect to profitability, the Independent Directors had the benefit of an independent analysis prepared by a consultant, Management Practice, Inc. The analysis indicated that while the profitability of the advisory contracts to the Advisor were somewhat above the levels reported by publicly held investment management companies, the overall level of profitability on its services to the Funds was significantly below the comparison group. The Board also reviewed profitability information for the Sub-Advisor with respect to its management of the Geneva Growth Fund. The Board believed that the profitability of the Advisory Agreements to the Advisors was within a reasonable range.

Economies of Scale

The Board considered whether economies of scale might be realized as a Fund’s assets increase. The potential for such economies was believed to differ, depending on the nature of the Fund, with such economies being more likely in index Funds. The Board also considered that, with the exception of the Geneva Growth Fund, the Funds experienced net redemptions or only minimal growth in 2006. The Funds have established breakpoints that provide for reduced advisory fees as a Fund’s asset levels increase. The Funds’ breakpoints generally begin at asset levels lower than those of funds in their comparison groups, with the breakpoints for a number of the Funds beginning at the lowest asset level of the funds within their group. One Fund, the Strategic Allocation Fund, does not have breakpoints, but it benefits from the breakpoints in the underlying Funds in which it invests. The Board concluded that, at current asset levels, any economies of scale that may result from increased Fund assets are shared reasonably for the benefit of investors.

PROXY VOTING

A copy of the policies and procedures that North Track uses to vote proxies relating to portfolio securities is attached to the Funds’ Statement of Additional Information, which is available, without charge, upon request, by calling 1-800-826-4600 or on the SEC’s website at www.sec.gov. In addition, information regarding how the Funds actually voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available without charge and upon request, by calling 1-800-826-4600 or on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q’s are available on the SEC’s website at www.sec.gov. Each Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Form N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

North Track Funds, Inc.

1-800-826-4600
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Investment Advisors

Ziegler Capital Management, LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Geneva Capital Management, Ltd.
(Sub-Advisor to the Geneva Growth Fund)
250 East Wisconsin Avenue
Suite 1050
Milwaukee, Wisconsin 53202

Officers and Directors

Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
Brian K. Andrew, President*
Caroline Probst, CFO and Treasurer*
Jon Kiekhofer, Chief Compliance Officer
Sarah Schott, Secretary*

Distributor

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Accounting/Pricing Agent

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Transfer and Dividend Disbursing Agent

PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian

Union Bank of California
350 California Street
San Francisco, California 94104

Counsel

Quarles & Brady, LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche, LLP
111 South Wacker Drive
Chicago, Illinois 60606

* On June 23, 2006, these individuals assumed the roles indicated above.

250 East Wisconsin Avenue • Suite 2000 • Milwaukee, Wisconsin 53202-4298

Annual Report

Shareholder Information
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

A05 NT343-1006

Annual Report
to Shareholders
October 31, 2006

> Cash Reserve Fund

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

PRESIDENT’S LETTER
ANNUAL REPORT TO SHAREHOLDERS
OCTOBER 31, 2006

December 18, 2006

Dear Shareholder:

I am pleased to provide you with the Annual Report for the North Track Cash Reserve Fund for the year ended October 31, 2006. I hope you take a few minutes to review this information and find it useful in monitoring your investment.

North Track’s Cash Reserve Fund, as a money market vehicle, can be used in conjunction with other North Track Funds. We invite you to contact your financial consultant or call us directly at 1-800-826-4600 to learn more about the North Track Family of Funds.

A new feature we are pleased to offer at North Track is shareholder on-line access. Shareholders who have accounts directly through North Track now can access their individual accounts through www.northtrackfunds.com. With around-the-clock access, North Track shareholders can track their direct accounts, including all Fund information, daily balances, transaction history and Fund prices at their convenience. More information on all of our Funds can be obtained through your investment consultant or by calling North Track Funds for a Prospectus at 1-800-826-4600.

Thank you for your continued confidence in North Track and, as always, we welcome your questions or comments.

Best Regards,

Brian K. Andrew
President

This report contains information for existing shareholders of North Track Cash Reserve Fund. It does not constitute an offer to sell. If an investor wishes to receive more information about this Fund, the investor should obtain a Prospectus, which includes a discussion of the Fund’s investment objectives and risks and all sales charges and expenses of the relevant Fund. A Prospectus can be obtained by calling us at 1-800-826-4600. Please read the Prospectus carefully before investing in any of the North Track Funds.

Cautionary Note on Forward-Looking Statements

Some of the matters discussed in this Report are forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, recommendations, assessments, analyses or outlooks for individual securities, industries, prevailing interest rates, yields, returns, economic sectors and/or securities markets and can be identified as such because the context of the statements may include words such as Òwill,Ó Òshould,Ó Òbelieves,Ó Òpredicts,Ó Òexpects,Ó Òanticipates,Ó Òforesees,Ó ÒhopesÓ and words of similar import. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in its current Prospectus, such as market, objective, industry, credit and interest rate risks, other factors bearing on these reports include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions about particular securities, industries, markets and the general economy in making investment decisions; the appropriateness of the investment strategies designed by the adviser or portfolio manager; and the ability of the adviser or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any Fund to differ materially from anticipated performance. The forward-looking statements included herein are made only as of the date of this Report, and North Track undertakes no obligation to update such forward-looking statements to reflect subsequent events, conditions or circumstances.

Portfolio Holdings

The Cash Reserve Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. North Track also makes available the information on Forms N-Q to shareholders without charge and upon request, by calling 1-800-826-4600.

2

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

ANNUAL REPORT COMMENTARY
OCTOBER 31, 2006

For the fiscal year ended October 31, 2006, the Class X, B, C and Y shares of the North Track Cash Reserve Fund (the “Fund”) had returns of 3.92%, 3.29%, 3.28%, and 4.32%, respectively.

At October 31, 2006, the average maturity of the Fund was 56 days as compared to 43 days at the Fund’s fiscal year-end of October 31, 2005. The average maturity was slightly extended to benefit from the steepness of the short end of the yield curve (13 months or less) in comparison to the overall yield curve.

At the fiscal year-end of October 31, 2006, the commercial paper weighting decreased 6.7% to 63.4% from 70.1% at fiscal year-end October 31, 2005. The decrease was a result of an increase in corporate bond supply. Corporate bonds increased 13.2% to 20.4% at October 31, 2006 from 7.2% at October 31, 2005. During the same time period, the U.S. Agency weighting decreased to 12.3% from 19.9% at October 31, 2005. The decrease in U.S. Agencies is the result of an increase in the supply of corporate bonds along with an advantageous yield in corporate bonds and commercial paper. At October 31, 2006, approximately 4% remained in overnight time deposits for liquidity purposes.

As 2006 closes and we move into fiscal 2007, the actions of the Federal Reserve will be monitored and various economic data digested. With the Federal Reserve increasing the Fed Funds rate for 17 consecutive meetings beginning June 30, 2004 and ending June 29, 2006, and more recently pausing for the last three consecutive meetings, we continue to revisit the yield curve and focus on sectors that may offer a yield advantage. Sectors that react more favorably than others may see an increased weighting.

Asset Allocation as of October 31, 2006 as a Percent of Net Assets

3

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

Principal		Maturity	Interest
Amount	Description	Date	Rate	Value
U.S. GOVERNMENT AGENCY SECURITIES — 12.3%
FEDERAL HOME LOAN BANK (“FHLB”)
$3,000,000	FHLB Note	10/09/07	5.410%	$ 3,000,000
2,845,000	FHLB Note	02/22/07	4.580%(a)	2,838,544
	Total Federal Home Loan Bank			5,838,544
FEDERAL HOME LOAN MORTGAGE CORPORATION (“FHLMC”)
3,000,000	FHLMC Note	06/18/07	5.400%	3,000,000
1,500,000	FHLMC Note	03/15/07	5.050%	1,498,081
2,280,000	FHLMC Note	02/15/07	2.375%	2,260,556
3,500,000	FHLMC Note	12/27/06	3.800%	3,492,253
	Total Federal Home Loan Mortgage Corporation			10,250,890
FEDERAL NATIONAL MORTGAGE ASSOCIATION (“FNMA”)
3,500,000	FNMA Note	01/15/07	5.000%	3,497,528
4,000,000	FNMA Note	12/28/06	3.500%	3,989,126
	Total Federal National Mortgage Association			7,486,654
	TOTAL U.S. GOVERNMENT AGENCY SECURITIES			23,576,088
CORPORATE SECURITIES — 84.9%
ASSET BACKED SECURITIES — 1.1%
2,069,582	Harley-Davidson Motorcycle Trust Series 2006-3 Class A1	09/15/07	5.370%	2,069,582
BONDS AND NOTES — 20.4%
2,000,000	Bank of America Global Notes	02/01/07	5.250%	1,999,000
700,000	Bear Stearns Company Domestic Notes	03/01/07	7.000%	703,472
3,000,000	Bear Stearns Company Global Notes	01/15/07	5.700%	3,001,148
1,000,000	EI du Pont Nemour Domestic Notes	09/01/07	6.750%	1,010,370
4,759,000	FleetBoston Financial Corporation Global Notes	12/01/06	4.875%	4,758,448
3,675,000	IBM Corporation Domestic MTN Notes	11/01/06	2.375%	3,675,000
2,646,000	JP Morgan Chase	05/30/07	5.250%	2,640,954
3,817,000	JP Morgan Chase Global Notes	03/01/07	5.350%	3,818,875
4,102,000	Lehman Brothers Holding Global Notes	06/15/07	8.250%	4,171,093
805,000	Lehman Brothers Holding Domestic Notes	05/01/07	8.500%	817,312
1,250,000	Merrill Lynch	06/01/07	8.000%	1,268,956
3,020,000	Merrill Lynch	02/01/07	5.360%	3,020,228
3,000,000	Merrill Lynch Domestic MTN Notes	01/15/07	7.000%	3,008,433
2,005,000	Wells Fargo & Company	06/12/07	4.875%	1,998,682
3,368,000	Wells Fargo & Company Global Notes	02/15/07	5.125%	3,366,247
	Total Corporate Bonds and Notes			39,258,218
COMMERCIAL PAPER — 63.4%
1,500,000	Abbey National	12/06/06	5.250%	1,492,344
3,900,000	American Express Credit Corporation	12/04/06	5.230%	3,881,303
4,000,000	American Express Credit Corporation	11/30/06	5.230%	3,983,148

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

4

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

Principal		Maturity	Interest
Amount	Description	Date	Rate	Value
COMMERCIAL PAPER (CONTINUED)
$3,750,000	American General Finance Corporation	12/08/06	5.240%	$ 3,729,804
2,650,000	American General Finance Corporation	12/01/06	5.235%	2,638,439
2,250,000	American General Finance Corporation	11/09/06	5.235%	2,247,383
3,500,000	American Honda Finance Corporation	11/16/06	5.210%	3,492,402
2,044,000	American Honda Finance Corporation	11/27/06	5.220%	2,036,294
2,550,000	American Honda Finance Corporation	12/04/06	5.230%	2,537,775
4,000,000	Bear Stearns & Company	11/08/06	5.240%	3,995,924
3,000,000	Cargill, Inc.	11/10/06	5.260%	2,996,055
3,000,000	Cargill, Inc.	11/02/06	5.240%	2,999,563
4,000,000	Chevron Texaco	11/07/06	5.200%	3,996,533
4,000,000	Citigroup Funding	11/27/06	5.230%	3,984,891
3,500,000	Citigroup Funding	11/13/06	5.230%	3,493,898
1,750,000	Danske Corporation	11/06/06	5.250%	1,748,724
4,000,000	Florida Power and Light	11/06/06	5.250%	3,997,083
3,000,000	General Electric Capital Corporation	11/22/06	5.230%	2,990,847
2,250,000	General Electric Capital Corporation	11/20/06	5.220%	2,243,801
2,700,000	General Electric Capital Corporation	11/17/06	5.230%	2,693,724
3,650,000	Harley-Davidson Funding	11/28/06	5.210%	3,635,738
4,000,000	HSBC Finance Corporation	11/15/06	5.220%	3,991,880
3,500,000	HSBC Finance Corporation	11/03/06	5.230%	3,498,983
1,000,000	JP Morgan Chase	12/01/06	5.220%	995,650
3,750,000	LaSalle Bank	12/07/06	5.220%	3,730,425
4,000,000	LaSalle Bank	11/29/06	5.220%	3,983,760
4,000,000	Marshall & Ilsley Corporation	11/21/06	5.240%	3,988,356
3,700,000	Marshall & Ilsley Corporation	11/20/06	5.240%	3,689,768
3,775,000	Prudential Funding Corporation	12/05/06	5.230%	3,756,354
4,000,000	Prudential Funding Corporation	11/06/06	5.220%	3,997,100
4,000,000	Royal Bank of Scotland	12/11/06	5.235%	3,976,733
3,500,000	Royal Bank of Scotland	11/02/06	5.225%	3,499,492
2,000,000	Sigma Aldrich Corporation	11/21/06	5.279%	1,994,144
1,500,000	Sigma Aldrich Corporation	11/07/06	5.290%	1,498,678
2,560,000	Societe Generale	12/18/06	5.230%	2,542,520
3,900,000	Toyota Motor Credit Corporation	11/24/06	5.230%	3,886,969
4,000,000	Toyota Motor Credit Corporation	11/14/06	5.250%	3,992,417
2,000,000	UBS Finance (Delaware) LLC	11/16/06	5.240%	1,995,633
1,730,000	UBS Finance (Delaware) LLC	11/02/06	5.230%	1,729,749
	Total Commercial Paper			121,564,284
	TOTAL CORPORATE SECURITIES			162,892,084

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

5

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

SCHEDULE OF INVESTMENTS (Continued)
OCTOBER 31, 2006

Principal		Maturity	Interest
Amount	Description	Date	Rate	Value
SHORT TERM SECURITIES — 3.5%
MONEY MARKET — 0.0%
$ 60	Highmark Diversified Money Market Fund, Fiduciary Shares			$ 60
	Total Money Market			60
EURO DOLLAR TIME DEPOSIT — 3.5%
6,720,000	National City Bank of Cleveland Grand Cayman Branch	11/01/06	5.210%	6,720,000
	TOTAL SHORT TERM SECURITIES			6,720,060
TOTAL INVESTMENTS, AT AMORTIZED COST — 100.7%				193,188,232
OTHER LIABILITIES, LESS OTHER ASSETS — (0.7)%				(1,376,267)
NET ASSETS — 100.0%				$191,811,965

(a) Variable rate reset quarterly, based on Federal Reserve US H.15 T Note Treasury Constant Maturity 2 Year US 0.29%.

Percentages shown are a percent of net assets.
The accompanying notes to financial statements are an integral part of this schedule.

6

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

Assets:
Investments in securities, at amortized cost and value:
U.S. government agency investments	$ 23,576,088
Corporate investments	162,892,084
Short-term investments	6,720,060
Total investments (see Schedule of Investments)	193,188,232
Receivables:
Capital shares sold	13,598
Interest	999,702
Total receivables	1,013,300
Other assets	25,081
Total assets	$194,226,613

Liabilities:
Payables:
Capital shares redeemed	$ 50,597
Dividends payable (Retail Class X)	430
Dividends payable (Retail Class B)	402
Dividends payable (Institutional Class Y)	164,788
Management fees	32,300
Administration fees	24,225
Distribution and shareholder servicing fees	47,884
Investments purchased	2,025,250
Accrued expenses	68,772
Total liabilities	2,414,648
Net assets:	$191,811,965

Net assets consist of:
Capital stock	$191,833,131
Undistributed net investment income	21,396
Undistributed accumulated net realized loss	(42,562)
Net assets	$191,811,965

	RETAIL	RETAIL	RETAIL	INSTITUTIONAL
	CLASS X	CLASS B	CLASS C	CLASS Y
Net assets (in 000’s)	$144,550	$1,556	$521	$45,185
Shares issued and outstanding (in 000’s)	144,566	1,555	521	45,193
Net asset value and redemption price per share	$1.00	$1.00	$1.00	$1.00

The accompanying notes to financial statements are an integral part of this statement.

7

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2006

Investment income:
Interest	$8,418,211
Security lending revenue, net	453
Total investment income	8,418,664

Expenses:
Investment advisory fees	351,801
Administration fees	263,891
Custodian fees	19,371
Transfer agent fees	18,722
Accounting fees	85,764
Distribution and shareholder servicing fees
Retail Class X	508,830
Retail Class B	16,173
Retail Class C	4,966
Audit and tax fees	29,999
Legal fees	19,224
Registration fees	37,622
Communication	43,380
Director fees	42,917
Miscellaneous expenses(1)	27,102
Total expenses	1,469,762
Net expenses	1,469,762
Net investment income	6,948,902
Net realized loss on investments	(4,670)
Net increase in net assets resulting from operations	$6,944,232

(1) Included in miscellaneous expenses is $5,892, which is the Fund’s portion of the compensation paid to the Fund’s Chief Compliance Officer.

The accompanying notes to financial statements are an integral part of this statement.

8

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	year ended	year ended
	October 31,	October 31,
	2006	2005
Operations:
Net investment income	$ 6,948,902	$ 3,573,150
Net realized loss from investments	(4,670)	(25,428)
Net increase in net assets resulting from operations	6,944,232	3,547,722

Distributions to shareholders:
Investment income:
Class X Shares	(5,076,199)	(2,707,362)
Class B Shares	(52,220)	(28,268)
Class C Shares	(16,166)	(11,456)
Class Y Shares	(1,804,231)	(826,156)
Total distributions	(6,948,816)	(3,573,242)

Capital share transactions:
Proceeds from shares issued	543,225,927	530,060,306
Net asset value of shares issued in distributions	5,341,739	2,813,013
Cost of shares redeemed	(513,988,183)	(557,942,617)
Net increase (decrease) in net assets from capital share transactions	34,579,483	(25,069,298)
Total increase (decrease) in net assets	34,574,899	(25,094,818)

Net assets:
Balance at beginning of period	157,237,066	182,331,884
Balance at end of period	$191,811,965	$157,237,066
Undistributed net investment income at end of period	$ 21,396	$ 21,310

The accompanying notes to financial statements are an integral part of these statements.

9

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

FINANCIAL HIGHLIGHTS

The table below presents information for a share of capital stock outstanding for the periods indicated. This information should be read in conjunction with the financial statements and related notes:

			Net Realized		Dividends	Distributions from
		Net	and Unrealized	Total from	from Net	Net Realized
	Net Asset Value,	Investment	Gains (Losses)	Investment	Investment	Capital Gains
	Beginning of Period	Income	on Investments	Operations	Income	on Investments
Class X Shares
For the year ended October 31, 2006	$1.00	.04	(.00)(e)	.04	(.04)	—
For the year ended October 31, 2005	$1.00	.02	(.00)(e)	.02	(.02)	—
For the ten months ended October 31, 2004	$1.00	.00(e)	(.00)(e)	.00(e)	.00(e)	—
For the year ended December 31, 2003	$1.00	.00(e)	—	.00(e)	.00(e)	—
For the year ended December 31, 2002	$1.00	.01	—	.01	(.01)	—
For the year ended December 31, 2001	$1.00	.03	—	.03	(.03)	—

Class B Shares
For the year ended October 31, 2006	$1.00	.03	(.00)(e)	.03	(.03)	—
For the year ended October 31, 2005	$1.00	.01	(.00)(e)	.01	(.01)	—
For the ten months ended October 31, 2004	$1.00	.00(e)	(.00)(e)	.00(e)	(.00)(e)	—
For the year ended December 31, 2003	$1.00	.00(e)	—	.00(e)	.00(e)	—
For the year ended December 31, 2002	$1.00	.01	—	.01	(.01)	—
For the year ended December 31, 2001	$1.00	.03	—	.03	(.03)	—

Class C Shares
For the year ended October 31, 2006	$1.00	.03	(.00)(e)	.03	(.03)	—
For the year ended October 31, 2005	$1.00	.01	(.00)(e)	.01	(.01)	—
For the ten months ended October 31, 2004	$1.00	.00(e)	(.00)(e)	.00(e)	.00(e)	—
For the period from May 1, 2003
(commencement of operations) through December 31, 2003	$1.00	.00(e)	—	.00(e)	.00(e)	—

Class Y Shares
For the year ended October 31, 2006	$1.00	.04	(.00)(e)	.04	(.04)	—
For the year ended October 31, 2005	$1.00	.02	(.00)(e)	.02	(.02)	—
For the ten months ended October 31, 2004	$1.00	.01	(.00)(e)	.01	(.01)	—
For the year ended December 31, 2003	$1.00	.01	—	.01	(.01)	—
For the year ended December 31, 2002	$1.00	.01	—	.01	(.01)	—
For the year ended December 31, 2001	$1.00	.04	—	.04	(.04)	—

(a) Excludes sales charge.
(b) Annualized.
(c) Not annualized.
(d) After expense reimbursement from the Advisor, where applicable.
(e) Number rounds to less than one cent.

10

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

FINANCIAL HIGHLIGHTS (Continued)

						Ratio of		Ratio of Net
Distributions					Ratio of	Net Investment	Ratio of	Investment Income
in Excess of		Net Asset		Net Assets,	Net Expenses	Income (Loss)	Expenses (prior to	(Loss) (prior to
Net Realized	Total	Value, End		End of Period	to Average	to Average	reimbursements) to	reimbursements) to
Capital Gains	Distributions	of Period	Total Return(a)	(000s)	Net Assets(d)	Net Assets(d)	Average Net Assets	Average Net Assets

—	(.04)	$1.00	3.92%	144,550.92%		3.86%	.92%	3.86%
—	(.02)	$1.00	1.94%	123,283.94%		1.92%	.94%	1.92%
—	.00(e)	$1.00	.30%(c)	134,216	.94%(b)	.35%(b)	.94%(b)	.35%(b)
—	.00(e)	$1.00	.34%	142,541.90%		.34%	.90%	.34%
—	(.01)	$1.00	1.09%	136,663.92%		1.06%	.92%	1.06%
—	(.03)	$1.00	3.37%	142,125.96%		3.23%	.96%	3.23%

—	(.03)	$1.00	3.29%	1,556	1.53%	3.23%	1.53%	3.23%
—	(.01)	$1.00	1.32%	1,857	1.56%	1.22%	1.56%	1.22%
—	(.00)(e)	$1.00	.09%(c)	3,306	1.18%(b)	.11%(b)	1.56%(b)	(.27%)(b)
—	.00(e)	$1.00	.10%	3,974	1.16%	.10%	1.53%	(.27%)
—	(.01)	$1.00	.47%	7,521	1.52%	.45%	1.54%	.43%
—	(.03)	$1.00	2.75%	6,674	1.60%	2.40%	1.60%	2.40%

—	(.03)	$1.00	3.28%	521	1.54%	3.26%	1.54%	3.26%
—	(.01)	$1.00	1.32%	486	1.55%	1.38%	1.55%	1.38%
—	.00(e)	$1.00	.09%(c)	138	1.15%(b)	.11%(b)	1.56%(b)	(.30%)(b)

—	.00(e)	$1.00	.08%(c)	129	1.01%(b)	.10%(b)	1.15%(b)	(.40%)(b)

—	(.04)	$1.00	4.32%	45,185.53%		4.28%	.53%	4.28%
—	(.02)	$1.00	2.34%	31,611.56%		2.31%	.56%	2.31%
—	(.01)	$1.00	.62%(c)	44,672	.56%(b)	.76%(b)	.56%(b)	.76%(b)
—	(.01)	$1.00	.72%	33,617.53%		.73%	.53%	.73%
—	(.01)	$1.00	1.49%	55,321.54%		1.43%	.54%	1.43%
—	(.04)	$1.00	3.78%	62,250.56%		3.57%	.56%	3.57%

The accompanying notes to financial statements are an integral part of these statements.

11

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006

1.	Significant Accounting Policies —

North Track Funds, Inc. (“North Track”), registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, currently offers nine mutual fund series: Cash Reserve Fund, Wisconsin Tax-Exempt Fund, S&P 100 Index Fund, NYSE Arca Tech 100 Index Fund (formerly the ArcaEx Tech 100 Index Fund), Geneva Growth Fund, Dow Jones Equity Income 100 Plus Fund, Dow Jones U.S. Health Care 100 Plus Fund, Dow Jones U.S. Financial 100 Plus Fund and Strategic Allocation Fund. This report presents information only for the Cash Reserve Fund (the “Fund”). Information regarding the other funds is presented in a separate report. The assets and liabilities of each fund are segregated and a shareholder’s interest is limited to the fund in which the shareholder owns shares.

The following is a summary of the significant accounting policies of the Fund:

a)	Valuation of Investments

Money market investments are valued at amortized cost, which the Board of Directors has determined in good faith constitutes fair value. The Fund’s use of amortized cost is subject to the Fund’s compliance with certain conditions as specified under Rule 2a-7 of the 1940 Act.

b)	Security Transactions

Security transactions are recorded on a trade date basis. Interest income is recognized on an accrual basis. Discounts (including both original and market discounts) and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method. Acquisition discount assumes a constant accretion to the expected maturity date.

c)	Federal Income Taxes

Provision has not been made for Federal income taxes because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code and intends to distribute all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for Federal income or excise taxes is necessary.

As of October 31, 2006, the Fund had a capital loss carryforward of $42,562 which consists of $11,600 that expires in 2012, $25,428 that expires in 2013, and $5,534 that expires in 2014 and are available to offset future realized capital gains and thereby reduce future capital gain distributions.

The character of distributions made during the year from net investment income or net realized gains for financial reporting purposes may differ from their characterization for Federal income tax purposes due to differences in the recognition of income, expense or gain items for financial reporting and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. At October 31, 2006, the components of distributable earnings on a tax basis included $187,022 of ordinary income. In 2006, the tax character of distributions included $6,873,833 of ordinary income.

There is no difference between cost basis of investments for financial reporting and Federal income tax purposes.

d)	Expense Allocation

Expenses associated with a specific North Track fund are accrued to that fund. Common expenses are allocated between the funds based upon the ratio of the net assets of the funds, or other equitable means. Expenses directly attributed to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

e)	Distributions to Shareholders

Dividends from net investment income of the Fund are declared daily and paid monthly. Generally, payment is made or reinvestment is credited to shareholders as of the last business day of the month. There is no difference between unrealized appreciation (depreciation) for financial reporting and tax purposes. Net realized capital gains, if any, are distributed at least annually. Any short-term capital gains are included in ordinary income for tax purposes.

f)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

12

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

g)	New Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. To the extent that a tax benefit of a position is not deemed to meet the more-likely-than-not threshold, the Funds would report an income tax expense in the statement of operations. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48, and the impact of this standard on the Fund’s financial statements has not yet been determined.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements.” The Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. The Statement establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which this Statement is initially applied. At this time, management is evaluating the implications of FASB 157, and the impact of this standard on the Fund’s financial statements, if any, has not yet been determined.

2.   Investment Advisory Agreement and Other Transactions with Related Parties —

Commencing June 1, 2005, Ziegler Capital Management, LLC (“ZCM”) is investment advisor for all of the Funds covered in this report pursuant to Investment Advisory Agreements (“Agreements”). ZCM is a wholly owned subsidiary of The Ziegler Companies, Inc. Certain officers and directors of North Track are affiliated with ZCM. Under the Investment Advisory Agreement, the Fund pays ZCM a monthly fee at an annual rate of .20% of the average daily net assets of the Fund.

North Track has an Administrative Services Agreement with B.C. Ziegler and Company (“BCZ”) (with whom certain officers and directors of North Track and ZCM are affiliated), to provide general office facilities and supervise the overall administration of the Fund. BCZ is a wholly owned subsidiary of The Ziegler Companies, Inc. For these services, the Fund pays BCZ a monthly fee at an annual rate of .15% of the first $200 million of the Fund’s average daily net assets and .10% of the Fund’s average daily net assets over $200 million.

North Track also has an Accounting and Pricing Agreement with BCZ to provide fund accounting and pricing services to the Fund. Under the Accounting and Pricing Agreement, the Fund pays BCZ a monthly fee based on a $13,000 annual base fee plus .05% annually of the first $100 million of average daily net assets, .03% of the next $100 million of average daily net assets, and .01% of the next $300 million of average daily net assets. There is no additional charge for assets in excess of $500 million.

The fees for the above mentioned services are reflected in the Statement of Operations.

North Track has adopted a 12b-1 Distribution Plan (the “Plan”) pursuant to the 1940 Act and has entered into a Distribution Agreement with BCZ. Under the Plan, the Fund pays a fee of .15% of average daily net assets of Class X shares and 1.00% of the average daily net assets of Class B and Class C shares as compensation for services provided and expenses incurred by BCZ, including amounts paid to brokers or dealers as compensation for sales support and distribution activities. There are no 12b-1 fees for Class Y shares. Fees incurred under the Plan during the year ended October 31, 2006 are reflected in the Statement of Operations.

3.   Line of Credit —

North Track has an available line of credit of $15,000,000. However, the Fund’s borrowings, by investment restriction, cannot exceed 10% of the total assets of the Fund. Interest expense incurred in connection with such borrowings was not material during the year. Borrowings under this arrangement bear interest approximating the then current prime rate. North Track pays a commitment fee of 30 basis points per annum on the unused portion of the line. The Fund’s policies allow borrowings for temporary or emergency purposes. The average rate on outstanding borrowings was 7.28% for the year ended October 31, 2006. The Fund had no outstanding borrowings at October 31, 2006. Total available capacity under the North Track line of credit was $14,900,000 at October 31, 2006.

13

NORTH TRACK FUNDS, INC.
CASH RESERVE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)
OCTOBER 31, 2006

4.   Securities Lending —

The Fund may lend securities from time to time in order to earn additional income. The Fund receives initial collateral in the form of cash or U.S. Treasury obligations against the loaned securities of at least 102% and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The Fund also continues to receive interest or dividends on the securities loaned. The cash collateral is invested in cash equivalents authorized by the Fund. The cash equivalents are limited to securities issued by or fully guaranteed by the U.S. Government; securities issued by agencies or enterprises of the U.S. Government and securities meeting pre-established rating criteria. Invested collateral must also meet maturity requirements. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan is attributed to the Fund. As with other extensions of credit, there is a risk of delay in recovering a loaned security if the borrower defaults. Securities lending will only be done with parties that North Track deems creditworthy. At October 31, 2006, the Fund did not have any securities on loan.

5.   Capital Share Transactions —

(a)
North Track has authorized common stock of 10 billion shares with a par value of $.001 per share. Its shares are currently divided into nine mutual fund series as described in Note 1. The authorized shares of common stock may be allocated to any of the existing funds or to new funds as determined by the Board of Directors. The shares of each fund have equal rights and privileges with all other shares of that fund. The Fund has designated four classes of shares: Class X (Retail Shares); Class B (CDSC, as defined below, Retail Shares); Class C (CDSC, as defined below, Retail Shares); and Class Y (Institutional Shares).

(b)	Capital share activity, in thousands, for the years ended October 31, 2005 and 2006 was as follows:

	Class X	Class B	Class C	Class Y
SHARES OUTSTANDING
AT OCTOBER 31, 2004	134,209	3,304	138	44,674
Shares issued	231,343	304	2,863	295,549
Shares reinvested	2,704	27	11	71
Shares redeemed	(244,961)	(1,780)	(2,525)	(308,676)

SHARES OUTSTANDING
AT OCTOBER 31, 2005	123,295	1,855	487	31,618
Shares issued	214,429	1,161	383	327,252
Shares reinvested	5,065	48	16	213
Shares redeemed	(198,223)	(1,509)	(365)	(313,890)

SHARES OUTSTANDING
AT OCTOBER 31, 2006	144,566	1,555	521	45,193

(c)
    A contingent deferred sales charge (“CDSC”) is imposed on redemptions made in Class B shares. The CDSC varies depending on the number of years from purchase of Class B shares until the redemption. Class B shares convert to Class X shares after eight years.

Year Since Purchase	CDSC %
One year or less	5%
More than 1 year, but less than 3 years	4%
3 years, but less than 4 years	3%
4 years, but less than 5 years	2%
5 years, but less than 6 years	1%
Over 6 years	None

(d)	A CDSC of 1.00% is imposed on Class C share redemptions made within 18 months from the date of purchase.

14

NORTH TRACK FUNDS, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of North Track Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Cash Reserve Fund (the “Fund”) (one of the portfolios constituting North Track Funds, Inc.) as of October 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Fund’s financial highlights for the periods ended prior to December 31, 2002, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated January 18, 2002.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Cash Reserve Fund as of October 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the indicated periods, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
December 21, 2006
15

DIRECTORS AND OFFICERS

The directors and officers of North Track Funds, Inc. as of October 31, 2006 are listed below, together with their principal occupations during the past five years. The current Statement of Additional Information for the Funds contains additional information about the directors and officers and is available, without charge, upon request by calling North Track toll free at 1-800-826-4600.

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Independent Directors:
Marcia L. Wallace	Director	Since 2001	Retired; Senior Vice President in Global Trust	9	Ziegler Exchange
250 E. Wisconsin Ave.			Services and Institutional Custody, First Chicago		Traded Trust
Suite 2000			NBD/Bank One from 1985 to 1999.
Milwaukee, WI 53202
Birthdate: 12-2-47

James G. DeJong	Director	Since 2001	President and Managing Shareholder, O’Neil,	9	Ziegler Exchange
250 E. Wisconsin Ave.			Cannon, Hollman & DeJong S.C. (law firm)		Traded Trust
Suite 2000			since 1987.
Milwaukee, WI 53202
Birthdate: 10-18-51

Brian J. Girvan	Director	Since 2003	Partner, Ascent Venture Management, Inc.	9	Ziegler Exchange
250 E. Wisconsin Ave.			since August 2003; Chief Operating		Traded Trust
Suite 2000			Officer and Chief Financial Officer, Argo
Milwaukee, WI 53202			Global Capital, LLC (venture capital company)
Birthdate: 10-20-55			from 2001 to 2003; Senior Vice President and
Division Executive, Fidelity Investments from
1999 to 2001; Senior Vice President and Group
CFO, Fidelity Investments from 1998 to 1999.

Cornelia Boyle	Director	Since 2003	Currently Retired; Executive Vice President and	9	Ziegler Exchange
250 E. Wisconsin Ave.			Chief Operations Officer, AIG SunAmerica		Traded Trust
Suite 2000			Retirement Markets, Inc., from 2000 to 2003;
Milwaukee, WI 53202			and Executive Vice President, Fidelity
Birthdate: 09-23-53			Investments from 1996 to 2000.

16

				Number of	Other
		Term of		North Track	Directorships/
	Position(s)	Office and		Funds	Trusteeships
Name, Address	Held with	Length of	Principal Occupation(s)	Overseen	Held by
and Date of Birth	North Track	Time Served[1]	During Past Five Years	by Director	Director[2]

Interested Director and Officers:
John J. Mulherin3	Director	Since 2003	Chief Executive Officer, The Ziegler	9	Ziegler Exchange
250 E. Wisconsin Ave.			Companies, Inc. since February 2000;		Traded Trust
Suite 2000			Chief Administrative Officer at Villanova
Milwaukee, WI 53202			Capital (asset management group of Nationwide
Birthdate: 5-18-51			Insurance) from June 1999 to February 2000.

Brian K. Andrew	President	Since 2006	President and Director, Ziegler Capital	N/A	N/A
250 E. Wisconsin Avenue			Management, LLC since 2006; President,
Suite 2000			Ziegler Exchange Traded Trust since 2006; Senior
Milwaukee, WI 53202			Managing Director of The Ziegler Companies,
Birthdate: 10-31-62			Inc. since 2000. Chief Investment Officer, The
Ziegler Companies, Inc. from 2000 to 2006.

Caroline M. Probst	Treasurer	Since 2006	Treasurer, Ziegler Exchange Traded Trust since	N/A	N/A
250 E. Wisconsin Avenue	and Chief		June 2006; Fund Administration Specialist,
Suite 2000	Financial		Ziegler Capital Management, LLC since 2005;
Milwaukee, WI 53202	Officer		Compliance Officer, U.S. Bancorp Fund Services,
Birthdate: 6-27-79			LLC from 2004 to 2005; Fund Administrator,
U.S. Bancorp Fund Services, LLC from 2001
to 2004.

Sarah E. Schott	Secretary	Since 2006	Senior Managing Director and General Counsel,	N/A	N/A
250 E. Wisconsin Avenue			the Ziegler Companies, Inc. since 2006; Vice
Suite 2000			President and Assistant General Counsel, The
Milwaukee, WI 53202			Ziegler Companies, Inc. from 2003 to 2006;
Birthdate: 10-14-75			Associate, Wildman, Harrold, Allen & Dixon
2000 to 2003.

Jon Kiekhofer	Chief	Since 2004	Chief Compliance Officer, The Exchange	N/A	N/A
250 E. Wisconsin Ave.	Compliance		Traded Trust since 2005. Client Manager,
Suite 2000	Officer		UMB Fund Services, Inc., from 1999 to 2004.
Milwaukee, WI 53202
Birthdate: 12-20-58

1
Officers of North Track serve one-year terms, subject to annual reappointment by the Board of Directors. Directors of North Track serve a term of indefinite length until their resignation or removal, and stand for re-election by shareholders only as and when required under the 1940 Act.

2
Only includes directorships held in a company with a class of securities registered pursuant to Section 12 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.

3	Mr. Mulherin is considered to be an “interested person” (as defined in the 1940 Act) of North Track because he is Chief Executive Officer of The Ziegler Companies, Inc.

17

EXPENSE INFORMATION (Unaudited)

Sales Charges (Loads) on Purchase Payments and Shareholder Expense Example

As a shareholder of the North Track Cash Reserve Fund you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2006 to October 31, 2006.

Actual Expenses

For each fund class, the first line of the table below provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each fund class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table for each class is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Cash Reserve Fund

	Beginning Account	Ending Account	Expenses Paid During
	Value 5/1/06	Value 10/31/06	Period 5/1/06-10/31/06*
Class X
Actual	$1,000.00	$1,021.80	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58
Class B
Actual	$1,000.00	$1,018.60	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
Class C
Actual	$1,000.00	$1,018.60	$7.68
Hypothetical (5% return before expenses)	$1,000.00	$1,017.59	$7.68
Class Y
Actual	$1,000.00	$1,023.80	$2.60
Hypothetical (5% return before expenses)	$1,000.00	$1,022.63	$2.60

*
Expenses are equal to the annualized expense ratio for each class (X: .90%; B: 1.51%; C: 1.51%; Y: .51%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

18

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “Act”) requires that the Fund’s investment advisory agreement (“Advisory Agreement”) be approved annually by a vote of a majority of the Board of Directors of North Track Funds, Inc. (the “Funds”), including a majority of the Directors who are not parties to the Advisory Agreements or “interested persons” of the Fund as that term is defined in the Act (the “Independent Directors”). At its meeting on September 28, 2006, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Advisory Agreement between the Funds and Ziegler Capital Management, LLC (the “Advisor”) for the Cash Reserve Fund (the “Fund”).

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent and quality of the services provided by the Advisor; (2) the performance of the Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and total operating expenses of the Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as the Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board, consisting of each of the Independent Directors, met on June 22 and September 27, 2006, and the full Board met on June 23 and September 28, 2006, to consider information relevant to the renewal process. The Contracts Committee and the full Board are referred to collectively as the “Board” in this section.

The Independent Directors also retained the services of Dover Financial Research as a consultant to assist them in the compilation and organization of relevant information in connection with the contract review process. This information included a statistical comparison of the advisory fee, total operating expenses, and performance of the Fund to a peer group of comparable mutual funds; information as to Fund sales and redemptions; information prepared by Fund management as to the costs of services provided to the Fund; fees charged pursuant to the Advisory Agreement; fee breakpoints; and information regarding the types of services furnished to the Fund, the personnel providing the services, and resources of the Advisor.

In addition, in connection with each of its regular quarterly meetings during the year, the Board received extensive information on the performance of the Fund, including absolute performance and relative performance in comparison to the yield on 90 United States Treasury Bills. The Contracts Committee also received an independent analysis of the Advisor’s profitability prepared by Management Practice, Inc.

The Contracts Committee also received and reviewed extensive information from the Advisor with respect to its organization, investment philosophy, portfolio manager and other personnel, and facilities, as well as a copy of the Advisor’s Form ADV filing with the SEC.

Throughout the process, the Independent Directors were represented by their independent counsel and also utilized the services of Fund counsel, including a memorandum from Fund counsel summarizing their responsibilities under the Act in reviewing and approving the Advisory Agreement.

Nature, Extent, and Quality of Services Provided by the Advisor

At each of the Board’s regular quarterly meetings during 2006, management presented information describing the services furnished to the Fund by the Advisor and reported on the investment management, portfolio approved list of investment securities, and Fund compliance with applicable investment restrictions and limitations. The Board considered biographical information for the portfolio manager, other relevant management personnel, and the
19

history, organization, resources, and regulatory history of the Advisor. The Board concluded that the Advisor was well qualified; provided services comparable to those provided by advisors generally to similar mutual funds; that the nature and extent of services provided by the Advisor was appropriate for the investment objectives and programs of the Fund; that the quality of services was acceptable; and that the Advisor had appropriate and sufficient knowledge and experience to manage the Fund.

Performance of the Fund

The Board received reports at each of its quarterly meetings from the Advisor’s Chief Investment Officer, including the Fund’s investment performance and its relative performance to the yield on 90 day United States Treasury Bills. In connection with the annual contract renewal process, the Board also reviewed performance information for the Fund in relationship to a fund comparison group provided by Lipper for each class of the Fund’s shares. The Board reviewed performance of the Fund over 1, 3, 5, and 10 year periods. The Fund’s performance was somewhat below that of other funds in its Lipper comparison groups, with differences ranging from 16 to 18 basis points over a three year period for the Retail and Institutional classes of shares respectively. Management has attributed the performance to the generally more conservative nature of the securities owned by the Fund, its relatively smaller size in comparison to other money market funds, and, with respect to the retail class, a smaller average shareholder account size. The Board concluded that the Fund’s investment performance was reasonable in light of the Fund’s investment style and other characteristics.

Cost of Services and Profitability to the Advisor

The Board considered that the Fund’s contractual advisory fee was below the median of other funds in its Lipper comparison group for each class of shares and that its effective advisory fee was in the median quintile of its Lipper comparison group for each class of shares. The Board concluded that the advisory fee was reasonable in light of the services provided. With respect to profitability, the Independent Directors had the benefit of an independent analysis prepared by a consultant, Management Practice, Inc. The analysis indicated that the profitability to the Advisor of the Fund’s advisory contract was reasonable.

Economies of Scale

The Board considered whether economies of scale might be realized as the Fund’s assets increase. The Fund has a potential for such economies as assets increase and the Fund has a five basis point fee reduction in effect at the $200 million net asset level. No fund in the Lipper comparison groups for either class of shares had a breakpoint at a lower level of net assets or for a greater reduction in fee. The Board concluded that, at current asset levels, any economies of scale that may result from increased Fund assets are shared reasonably for the benefit of investors.

20

North Track Funds, Inc.

1-800-826-4600

250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Investment Advisor

Ziegler Capital Management, LLC
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Officers and Directors

Marcia L. Wallace, Director
James G. DeJong, Director
Brian J. Girvan, Director
Cornelia Boyle, Director
John J. Mulherin, Director
Brian K. Andrew, President*
Caroline M. Probst, CFOand Treasurer*
Jon Kiekhofer, Chief Compliance Officer
Sarah Schott, Secretary*

Distributor

B.C. Ziegler and Company
250 East Wisconsin Avenue
Suite 2000
Milwaukee, Wisconsin 53202

Accounting/Pricing Agent

B.C. Ziegler and Company
215 North Main Street
West Bend, Wisconsin 53095

Transfer and Dividend Disbursing Agent

PFPC Inc.
101 Sabin Street
Pawtucket, Rhode Island 02860

Custodian

Union Bank of California
350 California Street
San Francisco, California 94104

Counsel

Quarles & Brady LLP
411 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606

*	On June 23, 2006, these individuals assumed the roles indicated above.

250 East Wisconsin Avenue • Suite 2000 • Milwaukee, Wisconsin 53202-4298

Annual Report

Shareholder Information
1-800-826-4600
www.northtrackfunds.com

This report was prepared for the information of shareholders of North Track Funds, Inc., and may not be used in connection with the offering of securities unless preceded or accompanied by a current Prospectus.

A05 NT178-12/06

Item 2. Code of Ethics.

As of the end of the period covered by this report on Form N-CSR, the Registrant has adopted a Code of Ethics (as defined in Item 2(b) of Form N-CSR) that applies to the Registrant's principal executive officer, principal financial officer and principal accounting officer. The Registrant’s Code of Ethics (as defined in Item 2(b) of Form N-CSR) and any amendments or waivers thereto are available on the Registrant’s website at www.northtrackfunds.com.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Brian J. Girvan, a director of the Registrant, has been determined to be an audit committee expert, and he is "independent" within the meaning of Item 3(a)(2) of Form N-CSR. Mr. Girvan is currently a partner with Ascent Venture Management, Inc., a venture capital firm. From January 2001 to July 2003, he was Chief Operating Officer and Chief Financial Officer of Argo Global Capital, LLC (a venture capital firm). In such capacities, Mr. Girvan managed the firm's finances and supervised the preparation of financial statements. Previously, he had served in various official capacities for Fidelity Investments where he had overall responsibility for financial controls and supervised the preparation of division budgets, business plans and financial statements. Mr. Girvan also served as Senior Vice President, Chief Financial Officer and Treasurer for PIMCO Advisors (and its predecessors), where he made filings of financial statements and was a fund treasurer. Mr. Girvan received a B.B.A. in Accounting from Manhattan College and is a CPA.

Item 4. Principal Accountant Fees and Services.

The following table sets forth information as to the fees for audit, audit-related, tax and other services and products provided to the Registrant by Deloitte & Touche LLP, the Registrant's principal accountant, for each of the last two fiscal years.

	Fiscal Year Ended October 31,
	2005	2006
Audit Fees(1)	$188,000	$195,500
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$26,650	$22,600
All Other Fees(4)	$0	$0
TOTAL	$214,650	$218,100
______________________

(1)
This category relates to professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)
This category relates to assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under "Audit Fees" above.

(3)
This category relates to professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. In 2005 and 2006, the tax services provided by Registrant's principal accountant specifically related to assistance in the preparation of income and excise tax returns, determination of capital gains, dividends and interest income and the distribution thereof, wash sale testing and tax analysis and advice.

(4)	This category relates to products and services provided by the principal accountant other than those reported under "Audit Fees," "Audit-Related Fees," and "Tax Fees" above.

Deloitte & Touche LLP did not bill any amounts over the last two fiscal years for services or products provided to Ziegler Capital Management, LLC ("Ziegler"), the Registrant's investment advisor, or any entity controlling, controlled by or under common control with Ziegler that provides ongoing services for the Registrant, other than $7,500 and $7,800 billed to Ziegler in each of fiscal years 2005 and 2006, respectively, for agreed upon procedures related to a review of certain reports prepared by Ziegler in connection with purchases and sales of Class B shares of the mutual fund series of the Registrant. The Registrant's audit committee determined that the provision by Deloitte & Touche LLP of such non-audit services to Ziegler is compatible with maintaining the independence of such accounting firm relative to the Registrant.

The audit committee of the Registrant's Board of Directors has not adopted any pre-approval policies and procedures (as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X) regarding the provision of audit or non-audit services to the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Registrant because it is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6. Schedule of Investments.

The required Schedule of Investments in securities of unaffiliated issuers is included as part of the Registrant’s Annual Report to shareholders dated as of October 31, 2006 provided under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable to this Registrant because it is not a closed-end management investment company.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors.

Item 11. Controls and Procedures.

(a)   Disclosure Controls and Procedures. The Registrant's management, with the participation of its principal executive and principal financial officers, has evaluated the effectiveness of the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), as of a date within 90 days of the filing date of the report on Form N-CSR. Based on such evaluation, the Registrant's principal executive and financial officers have concluded that the design and operation of the Registrant's disclosure controls and procedures are effective in providing reasonable assurance that the information required to be disclosed on Form N-CSR is recorded, processed, summarized and reported within the applicable time periods.

(b)   Changes in Internal Control Over Financial Reporting. There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

The following exhibits are attached to this Form N-CSR:

Exhibit No.	Description of Exhibit
12(a)(1)
The Code of Ethics for the Registrant's Principal Executive, Financial and Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant’s Certified Shareholder Report on Form N-CSR filed on January 5, 2005, and is incorporated herein by reference.

12(a)(2)-1	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002
12(a)(2)-2	Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Exhibit No.	Description of Exhibit
12(a)(1)	The Code of Ethics for the Registrant's Principal Executive, Financial and Accounting Officers referred to in Item 2 was filed as Exhibit 12(a)(1) to the Registrant's Certified Shareholder Report on Form N-CSR filed on January 5, 2005, and is incorporated herein by reference.
12(b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 5th day of January, 2007.

NORTH TRACK FUNDS, INC.

By: /s/ Brian K. Andrew
Brian K. Andrew, President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on this 5th day of January, 2007.

By:  /s/ Brian K. Andrew
Brian K. Andrew, President (Principal Executive Officer)

By:  /s/ Caroline M. Probst
Caroline M. Probst, Chief Financial Officer and Treasurer
(Principal Financial Officer)